                                                                  EXHIBIT 10.1.1


                          FIVE YEAR CREDIT AGREEMENT

                         Dated as of December 23, 1997

                                     among

                             RYKOFF-SEXTON, INC.,
                                      and
                       JP FOODSERVICE DISTRIBUTORS, INC.,

                            THE LENDERS PARTY HERETO,

                               NATIONSBANK, N.A.,
                            as Administrative Agent,

                     NATIONSBANC MONTGOMERY SECURITIES, INC.
                                       and
                             CHASE SECURITIES, INC.,
                                as Co-Arrangers,

                            THE CHASE MANHATTAN BANK,
                              as Syndication Agent,

                                       and

                            BANK OF AMERICA, NT & SA,
                             as Documentation Agent

                               TABLE OF CONTENTS

ARTICLE I  DEFINITIONS.......................................................1
      SECTION 1.01.  Defined Terms...........................................1
                     -------------
      SECTION 1.02.  Accounting Terms, Etc..................................32
                     ---------------------
      SECTION 1.03.  Terms Generally........................................33
                     ---------------
      SECTION 1.04.  Directly or Indirectly.................................33
                     ----------------------
ARTICLE II.  THE LOANS......................................................33
      SECTION 2.01.  Revolving Loans........................................33
                     ---------------
      SECTION 2.02.  Swingline Loan Subfacility.............................37
                     --------------------------
      SECTION 2.03.  Letter of Credit Subfacility...........................39
                     ----------------------------
      SECTION 2.04   Competitive Loan Subfacility...........................44
                     ----------------------------
      SECTION 2.05.  Voluntary Termination..................................46
                     ---------------------
      SECTION 2.06.  Fees...................................................46
                     ----

ARTICLE III.  ADDITIONAL PROVISIONS REGARDING LOANS.........................48
      SECTION 3.01.  Default Rate...........................................48
                     ------------
      SECTION 3.02.  Prepayments............................................48
                     -----------
      SECTION 3.03.  Extension and Conversion...............................50
                     ------------------------
      SECTION 3.04.  Alternate Rate of Interest.............................50
                     --------------------------
      SECTION 3.05.  Reserve Requirements; Change in Circumstances..........51
                     ---------------------------------------------
      SECTION 3.06.  Change in Legality.....................................52
                     ------------------
      SECTION 3.07.  Indemnity..............................................53
                     ---------
      SECTION 3.08.  Mandatory Assignment; Commitment Termination...........53
                     --------------------------------------------
      SECTION 3.09.  Concerning Joint and Several Liability of the
                     ---------------------------------------------
                     Borrowers..............................................54
                     ---------

ARTICLE IV.  PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; U.S. TAXES;
             EVIDENCE OF LOANS..............................................56
      SECTION 4.01.  Payments and Computations..............................56
                     -------------------------
      SECTION 4.02.  Pro Rata Treatment.....................................57
                     ------------------
      SECTION 4.03.  Sharing of Payments....................................57
                     -------------------
      SECTION 4.04.  Net Payments...........................................58
                     ------------
      SECTION 4.05.  U.S. Taxes.............................................58
                     ----------
      SECTION 4.06.  Evidence of Loans......................................60
                     -----------------

ARTICLE V.  CONDITIONS PRECEDENT............................................61
      SECTION 5.01.  Conditions to Closing Date.............................61
                     --------------------------
      SECTION 5.02.  Each Extension of Credit...............................63
                     ------------------------
ARTICLE VI.  FINANCIAL STATEMENTS; INFORMATION..............................64
      SECTION 6.01.  Reporting Requirements.................................64
                     ----------------------

ARTICLE VII.  INSPECTION OF PROPERTIES AND BOOKS............................69
      SECTION 7.01.  Inspection Rights of Administrative Agent and
                     ---------------------------------------------
                     Lenders................................................69
                     -------

ARTICLE VIII.  COVENANTS....................................................70
      SECTION 8.01.  Maintenance of Certain Financial Conditions............70
                     -------------------------------------------
      SECTION 8.02.  Debt Incurrence; Restricted Subsidiary Debt............70
                     -------------------------------------------
      SECTION 8.03.  Liens..................................................71
                     -----
      SECTION 8.04.  Sale Leasebacks........................................74
                     ---------------
      SECTION 8.05.  Restricted Payments; Restricted Investments............74
                     -------------------------------------------
      SECTION 8.06.  Subsidiary Stock and Debt..............................76
                     -------------------------
      SECTION 8.07.  Consolidation, Merger, Sale of Assets, etc.............77
                     ------------------------------------------
      SECTION 8.08.  Transactions with Affiliates; Tax Consolidation........78
                     -----------------------------------------------
      SECTION 8.09.  Nature of Business.....................................79
                     ------------------
      SECTION 8.10.  Books and Records; Fiscal Year.........................79
                     ------------------------------
      SECTION 8.11.  Corporate Existence; Licenses..........................80
                     -----------------------------
      SECTION 8.12.  Payment of Taxes, Claims for Labor and Materials, etc..80
                     -----------------------------------------------------
      SECTION 8.13.  Maintenance of Properties..............................80
                     -------------------------
      SECTION 8.14.  Insurance..............................................81
                     ---------
      SECTION 8.15.  Compliance with Laws...................................81
                     --------------------
      SECTION 8.16.  Environmental Matters..................................82
                     ---------------------
      SECTION 8.17.  Maintenance of Office..................................82
                     ---------------------
      SECTION 8.18.  Future Restricted Subsidiaries.........................82
                     ------------------------------
      SECTION 8.19.  Year 2000..............................................83
                     ---------

ARTICLE IX.  REPRESENTATIONS AND WARRANTIES OF THE BORROWERS................83
      SECTION 9.01.  Organization and Authority of the Borrowers, etc.......83
                     ------------------------------------------------
      SECTION 9.02.  Subsidiaries...........................................84
                     ------------
      SECTION 9.03.  Qualification..........................................84
                     -------------
      SECTION 9.04.  Financial Statements...................................85
                     --------------------
      SECTION 9.05.  Changes, etc...........................................85
                     -------------
      SECTION 9.06.  Compliance with Laws, Other Instruments, etc...........85
                     --------------------------------------------
      SECTION 9.07.  Consents and Approvals.................................86
                     ----------------------
      SECTION 9.08.  Debt, etc..............................................86
                     ----------
      SECTION 9.09.  Title to Property; Leases; Investments; Existing
                     ------------------------------------------------
                     Affiliate Agreements...................................86
                     --------------------
      SECTION 9.10.  Litigation.............................................87
                     ----------
      SECTION 9.11.  Taxes..................................................87
                     -----
      SECTION 9.12.  Compliance with ERISA..................................88
                     ---------------------
      SECTION 9.13.  Use of Loan Proceeds; Margin Regulations...............89
                     ----------------------------------------
      SECTION 9.14.  Licenses, Patents, Trademarks, Authorizations, etc.....89
                     --------------------------------------------------
      SECTION 9.15.  Status Under Certain Statutes; Other Regulations.......90
                     ------------------------------------------------
      SECTION 9.16.  Labor Matters..........................................90
                     -------------
      SECTION 9.17.  Full Disclosure........................................90
                     ---------------
      SECTION 9.18.  Environmental Matters..................................90
                     ---------------------
      SECTION 9.19.  Solvency...............................................91
                     --------

ARTICLE X.  EVENTS OF DEFAULT...............................................91
      SECTION 10.01.  Events of Default.....................................92
                      -----------------
      SECTION 10.02.  Acceleration; Remedies................................95
                      ----------------------

ARTICLE XI.  ADMINISTRATIVE AGENT...........................................96
      SECTION 11.01.  Appointment and Authorization.........................96
                      -----------------------------
      SECTION 11.02.  General Immunity......................................96
                      ----------------
      SECTION 11.03.  Consultation with Professionals.......................97
                      -------------------------------
      SECTION 11.04.  Documents.............................................97
                      ---------
      SECTION 11.05.  Rights as a Lender....................................97
                      ------------------
      SECTION 11.06.  Responsibility of Administrative Agent................97
                      --------------------------------------
      SECTION 11.07.  Action by Administrative Agent........................97
                      ------------------------------
      SECTION 11.08.  Notices of Event of Default, Etc......................98
                      ---------------------------------
      SECTION 11.09.  Indemnification of Administrative Agent...............98
                      ---------------------------------------
      SECTION 11.10.  No Representations....................................99
                      ------------------
      SECTION 11.11.  Resignation; Removal..................................99
                      --------------------
      SECTION 11.12.  Syndication Agent, Documentation Agent and
                      Co-Arrangers.........................................100

ARTICLE XII.  MISCELLANEOUS................................................100
      SECTION 12.01.  Notices..............................................100
                      -------
      SECTION 12.02.  Survival of Agreement................................101
                      ---------------------
      SECTION 12.03.  Binding Effect.......................................101
                      --------------
      SECTION 12.04.  Benefit of Agreement.................................101
                      --------------------
      SECTION 12.05.  No Waiver; Remedies Cumulative.......................103
                      ------------------------------
      SECTION 12.06.  Payment of Expenses, Etc.............................103
                      -------------------------
      SECTION 12.07.  Amendments, Waivers and Consents.....................104
                      --------------------------------
      SECTION 12.08.  Counterparts.........................................105
                      ------------
      SECTION 12.09.  Headings.............................................105
                      --------
      SECTION 12.10.  Survival of Indemnification..........................105
                      ---------------------------
      SECTION 12.11.  Governing Law; Submission to Jurisdiction; Venue;
                      ------------------------------------------------
                      Waiver of Jury Trial.................................105
                      --------------------
      SECTION 12.12.  Severability.........................................106
                      ------------
      SECTION 12.13.  Term.................................................106
                      ----
      SECTION 12.14.  Entirety.............................................106
                      --------

                                   SCHEDULES
                                   ---------

Schedule I       Lenders, Lender Addresses and Commitment Percentages
Schedule II      Existing Letters of Credit
Schedule III     Form of Guarantor Joinder Agreement
Schedule IV      Form of Guaranty Agreement
Schedule V       Form of Notice of Borrowing
Schedule VA-1    Form of Competitive Bid Request
Schedule VA-2    Form of Notice of Receipt of Competitive Bid Request
Schedule VA-3    Form of Competitive Bid
Schedule VA-4    Form of Competitive Bid Accept/Reject Letter
Schedule VI      Form of Notice of Extension/Conversion
Schedule VII     Existing Investments of the Borrowers and Subsidiaries
Schedule VIII    Information Concerning Subsidiaries and Qualification
Schedule IX      Existing Debt of the Borrowers and Subsidiaries
Schedule X       Existing Affiliate Agreements
Schedule XI      Environmental Matters
Schedule XII     Approvals
Schedule XIII    Existing Leases of the Borrowers and Subsidiaries
Schedule XIV     Form of Lender Assignment Agreement
Schedule XV      Anticipated RSI Sales

THIS FIVE YEAR CREDIT AGREEMENT (as amended from time to time, the "Agreement"),
                                                                    ---------
dated as of December 23, 1997, is made by and among RYKOFF-SEXTON, INC., a Delaware corporation, and JP FOODSERVICE DISTRIBUTORS, INC., a Delaware corporation; the lenders listed on Schedule I (the "Lenders"); NATIONSBANK,
                                   ----------       -------
N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"); NATIONSBANC MONTGOMERY SECURITIES, INC. and CHASE
 --------------------
SECURITIES, INC., as Co-Arrangers; THE CHASE MANHATTAN BANK, as Syndication Agent; and BANK OF AMERICA, NT & SA, as Documentation Agent.

WHEREAS, the Borrowers have requested that the Lenders provide a $550 million five year revolving credit facility for the purposes hereinafter set forth;

WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrowers on the terms and conditions hereafter set forth;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01.  Defined Terms.
                    -------------

     As used in this Agreement, the following terms shall have the meanings specified below:

     "Acquired Assets" shall have the meaning assigned to such term in the
      ---------------
definition of "Operating Cash Flow".

     "Acquired Subsidiary" shall have the meaning assigned to such term in the
      -------------------
definition of "Operating Cash Flow".

     "Acquired Unit Adjustment" shall have the meaning assigned to such term in
      ------------------------
the definition of "Operating Cash Flow".

     "Additional Portion" shall have the meaning assigned to such term in
      ------------------
Section 8.07(f)(ii).

     "Administrative Agent" shall have the meaning assigned to such term in the
      --------------------
heading hereof.

     "Administrative Agent's Fee Letter" means that letter agreement dated as of
      ---------------------------------
August 15, 1997 among the Borrowers and the Administrative Agent, as amended and modified.

     "Affiliate" shall mean, with respect to any designated Person, any other
      ---------
Person (a) directly or indirectly, through one or more intermediaries, controlling or controlled by or under direct or indirect common control with such designated Person, (b) which beneficially owns or holds 5% or more of the shares of any class of Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of such designated Person, or
(c) 5% or more of any class of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by such designated Person; provided, however, that
                                                      --------  -------
none of the Lenders shall be deemed to be an Affiliate of the Borrowers or any of their Subsidiaries solely by reason of ownership of any obligations of the Borrowers to such Lender hereunder and under the other Credit Documents or by reason of having the benefits of any agreements or covenants of the Borrowers contained in this Agreement. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock (or other equity interest) or by contract or otherwise.

     "Agents' Fees" shall have the meaning assigned to such term in Section
      ------------
2.06(c).

     "Agreement" shall have the meaning assigned to such term in the heading
      ---------
hereof.

     "Anticipated RSI Sales" shall mean the sale by either Borrower or any of
      ---------------------
their Restricted Subsidiaries of assets listed for sale (i) as of the Closing Date, as identified on Schedule XV attached, or expected to be sold in connection with the integration of the Borrowers and the Restricted Subsidiaries following the consummation of the Merger Transaction, including the manufacturing business and redundant assets from mergers and acquisitions, and
(ii) after the Closing Date as the Borrowers may request, subject to the reasonable review and approval by the Administrative Agent, provided that the Board of Directors shall determine that such assets are redundant and provide an explanation for its conclusion and the sale shall be identified and approved within a period of two (2) years from the Closing Date (although consummation of any such sale may occur thereafter).

     "Applicable Margin" shall mean, for purposes of calculating (i) the
      -----------------
applicable interest rate for any day for any Eurodollar Loan, (ii) the applicable rate for the Facility Fee for any day for purposes of Section 2.06(a) or (iii) the Standby Letter of Credit Fee for any standby Letter of Credit for purposes of Section 2.06(b)(i), the applicable margin corresponding to the Total Debt Ratio described below in effect as of the most recent Determination Date:

                                                                          Applicable
                                                Applicable                  Margin
                                                  Margin     Applicable      for
                                                   for         Margin      Standby
  Pricing                Total Debt             Eurodollar      for       Letters of
   Level                   Ratio                  Loans     Facility Fee    Credit
--------------------------------------------------------------------------------------
    VI        Greater than 4.5 to 1.0            55.0 bps     20.0 bps     55.0 bps
    V         Equal to or less than 4.5 to       45.0 bps     17.5 bps     45.0 bps
              1.0 but greater than 4.0 to 1.0
    IV        Equal to or less than 4.0 to 1.0   35.0 bps     15.0 bps     35.0 bps
              but greater than 3.5 to 1.0
   III        Equal to or less than 3.5 to       27.5 bps     12.5 bps     27.5 bps
              1.0 but greater than 3.0 to 1.0
    II        Equal to or less than 3.0 to       22.5 bps     10.0 bps     22.5 bps
              1.0 but greater than 2.5 to 1.0
    I         Equal to or less than 2.5 to 1.0   17.5 bps     7.5 bps      17.5 bps

Determination of the appropriate Applicable Margins based on the Total Debt Ratio shall be made as of each Determination Date. The Total Debt Ratio in effect as of a Determination Date shall establish the Applicable Margins that shall be effective as of the date designated by the Administrative Agent as the Applicable Margin Change Date. The Administrative Agent shall determine the Applicable Margins as of each Determination Date occurring after the Closing Date and shall promptly notify the Borrowers and the Lenders of the Applicable Margins so determined and of the related Applicable Margin Change Date. Such determinations by the Administrative Agent of the Applicable Margin shall be rebuttably presumptive evidence thereof absent manifest error. As of the Closing Date and until the first Applicable Margin Change Date, (a) the Applicable Margin for purposes of calculating the applicable interest rate for any Eurodollar Loan shall be 45.0 bps, (b) the Applicable Margin for purposes of calculating the Facility Fee shall be 17.5 bps and (c) the Applicable Margin for purposes of calculating the Standby Letter of Credit Fee shall be 45.0 bps.

     "Applicable Margin Change Date" shall mean, with respect to any
      -----------------------------
Determination Date, a date designated by the Administrative Agent that is not more than five (5) Business Days after receipt by the Administrative Agent of the Required Financial Information for such Determination Date.

     "Asset Disposition" means (i) the sale or other disposition of any property
      -----------------
or asset by the Borrowers and their Restricted Subsidiaries other than as permitted by the provisions of Section 8.07(a) through (e), and (ii) receipt by the Borrowers and their Restricted Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to their property or assets; but excluding, in any event, Anticipated RSI Sales and Tax Reduction Transactions.

     "Attributable Debt" shall mean, with respect to any Sale Leaseback which
      -----------------
occurs after the date hereof (other than a Sale Leaseback which shall have been entered into in compliance with Section 8.04(b)), as of any date of determination, the lesser of (a) the fair market value of the property subject to such Sale Leaseback (as determined by the Board of Directors) at the time of sale thereof and (b) the present value (discounted in accordance with GAAP at the debt rate implicit in the lease of such property) as of such date of determination of all amounts (whether designated as rentals or additional or supplemental rentals or otherwise) payable by the lessee during the remaining term of such Sale Leaseback (including any period for which such Sale Leaseback has been extended and any renewal periods as to which the lessor has the option), excluding, however, amounts so payable on account of maintenance, ordinary repairs, insurance, taxes, assessments and other charges which cover the cost of, or reimburse the lessor for, costs related to such Sale Leaseback or the property subject thereto or to the use, holding or operation thereof.

     "Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if
      ---------
necessary, to the nearest whole multiple of 1/16 of 1%) equal to the greater of
(a) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. For purposes hereof, (i) "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by NationsBank as its prime rate in effect at its principal office in Charlotte, North Carolina; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective and (ii) "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, or, if such rate is not so released for any day which is a Business Day, the arithmetic average (rounded upwards to the next 1/100th of 1%), as determined by the Administrative Agent, of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be rebuttably presumptive evidence thereof absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability of the Administrative Agent, despite its reasonable efforts, to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Base Rate Loan" shall mean any Loan bearing interest at a rate determined
      --------------
by reference to the Base Rate in accordance with the provisions of Article II.

     "Board of Directors" shall mean, the Board of Directors of a Borrower or a
      ------------------
duly authorized committee of directors lawfully exercising the relevant powers of such Board of Directors.

     "Borrower Group Member" shall mean the Borrowers, each Subsidiary, and each
      ---------------------
of their respective predecessors and (a) each corporation that is or was at any time a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrowers or any Subsidiary, or any of their respective predecessors, (b) each trade or business, whether or not incorporated, that is or was at any time under common control (within the meaning of Section 414(c) of the Code) with the Borrowers or any Subsidiary, or any of their respective predecessors, and (c) each trade or business, whether or not incorporated, that is or was at any time a member of the same affiliated service group (within the meaning of Sections 414(m) and (o) of the Code) as the Borrowers or any Subsidiary, or any of their respective predecessors.

     "Borrower Premises" shall mean real property in which the Borrowers, any
      -----------------
Subsidiary, or any Person which has been a Subsidiary at any time has or ever had any direct or indirect interest, including, without limitation, ownership thereof, or any arrangement for the lease, rental or other use thereof, or the retention or claim of any mortgage or security interest therein or thereon.

     "Borrowers" means JPFDI and RSI, together with successors and permitted
      ---------
assigns.

     "Business Day" shall mean any day (other than a day which is a Saturday,
      ------------
Sunday or legal holiday in the State of North Carolina) on which banks are open for business in Charlotte, North Carolina and New York, New York; provided,
                                                                  --------
however, that, when used in connection with a Eurodollar Loan, the term
-------
"Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Business or Condition", of any Person, shall mean the business,
      --------    ---------
operations, assets, properties, earnings or condition (financial or other) of such Person, provided that, such term, when used without reference to any
             --------
particular Person, shall mean the Business or Condition of the Borrowers and their Restricted Subsidiaries taken as a whole.

     "Capital Lease" shall mean, as applied to any Person, any lease of any
      -------------
property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person or in the notes thereto, other than, in the case of any Restricted Subsidiary, any such lease under which a Borrower or a Predominantly Owned Restricted Subsidiary is the lessor.

     "Capital Lease Obligation" shall mean, as at any date, with respect to any
      ------------------------
Capital Lease, the amount of the obligation of the lessee thereunder which would, in accordance with GAAP, appear on a balance sheet of such lessee or in the notes thereto in respect of such Capital Lease.

     "Change of Control" shall mean any acquisition subsequent to the Closing
      -----------------
Date by any Person or group of Persons (within the meaning of Section 13 or 14 of the Exchange Act), of (a) beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a majority of the Voting Stock of the Company or (b) all or substantially all of the properties and assets of the Company. For purposes of this definition, "acquisition" by any Person or Persons of the Voting Stock or properties and assets referred to in the preceding sentence shall mean the earlier of (i) the actual possession thereof and (ii) the consummation of any transaction or series of transactions which, with the passage of time, will give such Person or Persons the actual possession thereof.

     "Change of Control Offer" shall mean the offer by RSI to purchase the
      -----------------------
Indenture Notes required to be made pursuant to Article XI of the Indenture as a result of and following consummation of the Merger Transaction.

     "Chase" shall mean The Chase Manhattan Bank, a New York state banking
      -----
association.

     "Closing Date" shall mean the date of this Agreement.
      ------------

     "Closing Date Intangibles" shall mean all goodwill and other intangible
      ------------------------
assets that appear on a consolidated balance sheet of the Borrowers and their Restricted Subsidiaries prepared in accordance with GAAP as of the Closing Date immediately after giving effect to the consummation of the Merger Transaction.

     "Co-Arrangers" shall mean NationsBanc Montgomery Securities, Inc. and Chase
      ------------
Securities, Inc.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and any
      ----
successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time.

     "Commission" shall mean the Securities and Exchange Commission and any
      ----------
other similar or successor agency of the Federal government administering the Securities Act and the Exchange Act.

     "Commitment" shall mean, (i) with respect to each Lender, the commitment of
      ----------
such Lender (A) to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Lender's Commitment Percentage multiplied by the Revolving Committed Amount (as such Revolving Committed Amount may be reduced from time to time pursuant to Section 2.05 or increased from time to time pursuant to Section 2.01(e)), and (B) to purchase Participation Interests in the Swingline Loans in accordance with the provisions of Section 2.02(b)(iii) and in the Letters of Credit in accordance with the provision of Section 2.03(c), (ii) with respect to the Swingline Lender, the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding of up to the Swingline Committed Amount and (iii) with respect to the Issuing Lender, the commitment of the Issuing Lender to issue Letters of Credit in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount.

     "Commitment Percentage" shall mean, for each Lender, the percentage
      ---------------------
identified as its Commitment Percentage opposite such Lender's name on Schedule
                                                                       --------
I, as such percentage may be modified in connection with any increase and
-
reallocation of commitments in accordance with the terms of Section 2.01(e) or any assignment made in accordance with the terms of Section 12.04(b).

     "Company" means JP Foodservice, Inc., a Delaware corporation.
      -------

     "Competitive Bid" means an offer by a Lender to make a Competitive Loan
      ---------------
pursuant to the terms of Section 2.04.

     "Competitive Bid Rate" means, as to any Competitive Bid made by a Lender in
      --------------------
accordance with the provisions of Section 2.04, the fixed rate of interest offered by the Lender making the Competitive Bid.

     "Competitive Bid Request" means a request by a Borrower for Competitive
      -----------------------
Bids in accordance with the provisions of Section 2.04(b).

     "Competitive Bid Request Fee" shall have the meaning assigned to such term
      ---------------------------
in Section 2.06(d).

     "Competitive Loan" means a loan made by a Lender in its discretion pursuant
      ----------------
to the provisions of Section 2.04.

     "Competitive Loan Lenders" means, at any time, those Lenders which have
      ------------------------
Competitive Loans outstanding.

     "Competitive Loan Maximum Amount" shall have the meaning assigned to such
      -------------------------------
term in Section 2.04(a).

     "Computation Period" shall have the meaning assigned to such term in
      ------------------
Section 8.05.

     "Consolidated Net Income" shall mean, for any period, the net income (or
      -----------------------
deficit) of the Borrowers and their Restricted Subsidiaries for such period (taken as a cumulative whole) determined in accordance with GAAP on a consolidated basis, after deducting portions of income properly attributable to outside minority interests, if any, in the stock and surplus of any Restricted Subsidiary; provided, however, that there shall in any event be excluded from
            --------  -------
Consolidated Net Income (without duplication):

        (a) amortization of Closing Date Intangibles;

        (b) the income (or deficit) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with a Borrower or a Restricted Subsidiary;

        (c) any amount representing the interest of a Borrower or any Restricted Subsidiary in the earnings of any Person other than a Restricted Subsidiary, except to the extent that any such earnings have been actually received by a Borrower or such Restricted Subsidiary in the form of cash dividends or similar distributions;

        (d) any portion of the net income of a Restricted Subsidiary which for any reason is unavailable for the payment of dividends to a Borrower or another Restricted Subsidiary;

        (e) any deferred credit (or amortization of a deferred credit) representing the excess of the equity in any Person at the date of acquisition thereof over the cost of the Investment in such Person;

        (f) the proceeds of any life insurance policy;

        (g) any item properly classified as extraordinary in accordance with GAAP; and

        (h) all non-cash, non-recurring expenses, to the extent taken into account in computing earnings or unusual or extraordinary items, charges taken with respect to mergers and other expenses funded by equity such as 401(k) stock contributions, performance stock awards and the like;

and provided further, however, that (x) in determining Consolidated Net Income
    -------- -------  -------
for any period during which JPFDI shall have sold the Everett Facility, losses from such sale or other disposition shall be disregarded to the extent the aggregate amount of all such losses (computed without regard to Closing Date Intangibles allocable to such facility) does not exceed $3,300,000 on an after tax basis and (y) gains in excess of losses during any period from the sale or other disposition by the Borrowers or the Restricted Subsidiaries in the ordinary course of business of trucks, forklifts, trailers, scrubbers, sweepers, refrigerators or like equipment shall not be excluded from Consolidated Net Income for such period.

     "Consolidated Net Tangible Assets" shall mean, as of any date, the
      --------------------------------
consolidated assets of the Borrowers and their Restricted Subsidiaries appearing on a consolidated balance sheet of the Borrowers and their Restricted Subsidiaries prepared in accordance with GAAP as of such date plus all receivables outstanding under Permitted Receivables Financings less the sum (without duplication) of all amounts which would appear on such balance sheet in respect of (a) reserves for depreciation, depletion, obsolescence and/or amortization of properties and all other reserves properly attributable to assets set aside in connection with the business conducted by the Borrowers and their Restricted Subsidiaries, (b) goodwill, trademarks, tradenames, copyrights, patents, licenses, permits, franchises, unamortized debt discount and expense, experimental and organization expense and all other assets which under GAAP are deemed intangible, (c) any write-up in the book value of any assets subsequent to the date of the most recent audited financial statements referred to in
Section 9.04, (d) Restricted Investments (valued at the book value thereof) and
(e) all liabilities other than minority interests, deferred taxes and Funded
Debt.

     "Consolidated Net Worth" shall mean, as of any date, (a) the sum of capital
      ----------------------
stock (but excluding capital stock subscribed for but unissued) and surplus (including retained earnings, additional paid-in capital and the balance of the current profit and loss account not transferred to surplus) accounts of the Borrowers and their Restricted Subsidiaries appearing on a consolidated balance sheet of the Borrowers and their Restricted Subsidiaries prepared in accordance with GAAP as of such date, after eliminating all amounts properly attributable to outside minority interests in Restricted Subsidiaries plus (b) the amount of the aggregate amortization of Closing Date Intangibles expensed in accordance with GAAP subsequent to the Closing Date to and including such date of determination to the extent such amortization has reduced the surplus accounts of the Borrowers and their Restricted Subsidiaries appearing on a balance sheet of the Borrowers and their Restricted Subsidiaries prepared in accordance with GAAP as of the Closing Date (after giving effect to the consummation of the Merger Transaction).

     "Credit Documents" shall mean this Agreement, the LOC Documents, the
      ----------------
Guaranty Agreement (including any Guarantor Joinder Agreement) and all other related agreements and documents issued or delivered under this Agreement or under the Guaranty Agreement (including any Guarantor Joinder Agreement) or pursuant hereto or thereto.

     "Credit Obligations" shall have the meaning provided in Section 3.09(b).
      ------------------

     "Debt" shall mean, as applied to any Person, as of any date of
      ----
determination (without duplication):

        (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes, drafts or similar instruments, or upon which interest payments are customarily made except for all such obligations of each Restricted Subsidiary or Borrower to one or more of the Company, the Borrowers and the other Restricted Subsidiaries;

        (b) all obligations of such Person for all or any part of the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business which are not overdue by more than 45 days or which are being contested in good faith by appropriate proceedings) or for the cost of property constructed or of improvements;

        (c) all obligations secured by any Lien other than a Lien deemed to exist in connection with any Permitted Receivables Financing (including any related filings of financing statements) provided that (i) for purposes of
     Section 8.01(c), all Permitted Receivables Financing Amounts shall be considered Debt, (ii) the Borrowers or any of their Restricted Subsidiaries may consummate a Permitted Receivables Financing otherwise permitted by the terms of this Agreement notwithstanding the provisions of Section 8.02, and
     (iii) for no purpose other than determination of "Total Debt Ratio" as used herein (including as used in the definition of "Applicable Margin" and in Section 8.01(c)) shall any obligation incurred by the Borrowers or any of their Restricted Subsidiaries pursuant to any Permitted Receivables Financing be considered Debt, and it being understood and agreed that the Permitted Receivables Financing Amount in respect of any Permitted Receivables Financing shall be deemed to be an obligation secured by Liens in connection with a Permitted Receivables Financing on or payable out of the proceeds of production from property owned or held by such Person even though such Person has not assumed or become liable for the payment of such obligations;

        (d) all Capital Lease Obligations of such Person;

        (e) all preferred stock issued by such Person or required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date;

        (f) the aggregate amount of the net liability exposure of such Person under all Hedging Agreements relating to speculative hedge arrangements (those hedge arrangements which are required to be marked-to-market under GAAP) as determined under GAAP; and

        (g) all Guaranties by such Person of or with respect to obligations of the character referred to in the foregoing clauses (a) through (f) of another Person;

provided, however, that in determining the Debt of JPFDI, so long as the Sara
--------  -------
Lee Offset Agreement shall remain in full force and effect and shall be effective to permit the offset of principal and interest due under the Sara Lee Note against principal and interest due under PYA's Note (or to establish JPFDI's obligation in respect of the indebtedness evidenced by the Sara Lee Note from and after a prepayment in full of PYA's Note as the remaining principal balance of the Sara Lee Note after offset against amounts owing thereon of the principal of and accrued and unpaid interest to the date of prepayment on the PYA Note), the Debt evidenced by the Sara Lee Note shall be deemed equal to the net amounts for which JPFDI is obligated under the Sara Lee Offset Agreement.

     "Default" shall mean the occurrence of any default which upon notice, lapse
      -------
of time or both would constitute an Event of Default.

     "Determination Date" shall mean each date which shall be the last day of a
      ------------------
fiscal quarter of the Borrowers.

     "Disposed Assets" shall have the meaning assigned to such term in the
      ---------------
definition of "Operating Cash Flow".

     "Disposed Subsidiary" shall have the meaning assigned to such term in the
      -------------------
definition of "Operating Cash Flow".

     "Disposed Unit Adjustment" shall have the meaning assigned to such term in
      ------------------------
the definition of "Operating Cash Flow".

     "Documentation Agent" means Bank of America, NT & SA, as identified in the
      -------------------
heading hereto.

     "Dollars", "dollars" or "$" shall mean lawful money of the United States of
      -------    -------      -
America.

     "Eligible Assignee" shall mean (i) any Lender or any Affiliate or
      -----------------
Subsidiary of a Lender, and (ii) any other commercial bank reasonably acceptable to the Administrative Agent and the Borrowers.

     "Environmental Claims" shall have the meaning assigned to such term in
      --------------------
Section 9.18(c).

     "Environmental Law" shall mean any past, present or future Federal, state
      -----------------
or local law, or any regulation, ordinance, code, plan, Order, permit, grant, franchise, concession, restriction or agreement issued, entered, promulgated or approved thereunder, relating to (a) the environment, human health or safety, including, without limitation, emissions, discharges, releases or threatened releases of Hazardous Substances into the environment, or (b) the manufacture, generation, refining, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, arranging for transport, or handling of Hazardous Substances.

     "Environmental Permits" shall mean, collectively, any and all permits,
      ---------------------
consents, licenses, approvals and registrations of any nature at any time required pursuant to or in order to comply with any Environmental Law.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

     "Eurocurrency Liabilities" shall have the meaning assigned to such term in
      ------------------------
Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Eurodollar Loan" shall mean any Revolving Loan bearing interest at a rate
      ---------------
determined by reference to the Eurodollar Rate in accordance with the provisions of Article II.

     "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar
      ---------------
Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate equal to the per annum rate determined by the Administrative Agent on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), which appear on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) two (2) Business Days before the first day of such Interest Period (provided that, if at least two
                                              --------
such offered rates appear on the Reuters Screen LIBO Page, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates). As used herein, "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

     "Eurodollar Rate Reserve Percentage" shall mean, in respect of any Lender
      ----------------------------------
and any Interest Period relating to any Eurodollar Loan of such Lender, the reserve percentage applicable to such Lender during such Interest Period under Regulation D of the Board of Governors of the Federal Reserve System (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentages shall be so applicable) for determining the reserve requirement (including, without limitation, any marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (such Eurocurrency Liabilities having a term equal to such Interest Period).

     "Event of Default" shall have the meaning assigned to such term in Section
      ----------------
10.01.

     "Everett Facility" shall mean the facility owned by JPFDI on the date
      ----------------
hereof in Everett, Massachusetts.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, or any
      ------------
similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.

     "Existing Affiliate Agreements" shall have the meaning assigned to such
      -----------------------------
term in Section 8.08(a).

     "Existing Letters of Credit" shall mean each Letter of Credit outstanding
      --------------------------
as of the Closing Date and more fully described on Schedule II.
                                                   -----------

     "Extension of Credit" shall mean the making of any Loan (including any
      -------------------
Swingline Loan) hereunder or the issuance, or the extension of the maturity date, of any Letter of Credit hereunder.

     "Facility Fee" shall have the meaning assigned to such term in Section
      ------------
2.06(a).

     "Federal Funds Effective Rate" shall have the meaning assigned to such term
      ----------------------------
within the definition of "Base Rate".

     "Fees" shall mean all fees payable pursuant to Section 2.06.
      ----

     "Fixed Charge Coverage Ratio" shall mean, for the Borrowers and their
      ---------------------------
Restricted Subsidiaries as of any Determination Date, the number obtained by dividing (a) Net Income Available for Fixed Charges for the period ("Coverage
                                                                     --------
Period") of four consecutive fiscal quarters ended on such Determination Date
------
(on a pro forma basis (after giving effect to the Merger Transaction) for any Determination Date that occurs prior to the third quarter of fiscal year 1999) by (b) Fixed Charges for such Coverage Period.

     "Fixed Charges" shall mean, for any period, the sum of the following
      -------------
amounts:  (a) Interest Expense for such period, plus (b) the aggregate amount of
                                                ----
Operating Lease Rentals accrued (whether or not actually paid) during such period.

     "Foreign Bank" shall have the meaning assigned to such term in the
      ------------
definition of "Restricted Investment".

     "Fractional Share Cash Payments" shall mean payments of cash by the Company
      ------------------------------
in lieu of issuance of fractional shares of common stock of the Company in connection with the Merger Transaction.

     "Funded Debt" shall mean, as applied to any Person, as of any date of
      -----------
determination thereof, all Debt of such Person, whether secured or unsecured, having a final maturity (or which, pursuant to the terms of a revolving credit agreement or otherwise, is renewable or extendable at the option of such Person for a period ending) more than one year after such date of determination, notwithstanding the fact that (a) payments in respect thereof (whether installment, serial maturity or sinking fund payments or otherwise) are required to be made by such Person on demand or within one year after such date or (b) all or any part of the amount thereof is at the time also included in current liabilities of such Person.

     "Further Period" shall have the meaning assigned to such term in Section
      --------------
8.07(f)(ii).

     "GAAP" shall mean generally accepted accounting principles as from time to
      ----
time set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and in statements by the Financial Accounting Standards Board or in such opinions and statements of such other entities as shall be approved by a significant segment of the accounting profession in the United States of America, but subject to Section 1.02.

     "Governmental Body" shall mean any Federal, state, municipal, local or
      -----------------
other governmental department, commission, board, bureau, agency, instrumentality, political subdivision or taxing authority, of any country.

     "Guarantors" shall mean the Company and each of the Restricted Subsidiaries
      ----------
of the Borrowers which is a party to the Guaranty Agreement, including each Subsidiary of the Borrowers which becomes a party to the Guaranty Agreement pursuant to a Guarantor Joinder Agreement.

     "Guarantor Joinder Agreement" shall mean a Guarantor Joinder Agreement
      ---------------------------
substantially in the form of Schedule III.
                             ------------

     "Guaranty" shall mean, as applied to any Person, any direct or indirect
      --------
liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise in any manner directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to (a) purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or (b) maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or (c) make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. For purposes of all computations made under this Agreement, the amount of any Guaranty shall be equal to the amount of the obligation guaranteed or, if not stated or determined, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Guaranty Agreement" shall mean the Guaranty Agreement in the form attached
      ------------------
as Schedule IV.
   -----------

     "Hazardous Substances" shall mean and include those substances included
      --------------------
within the definitions of "hazardous substances," "hazardous materials," "toxic substances" or "solid waste" in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. (S) 9601 et seq.), as amended
                                                           -- ----
by Superfund Amendments and Reauthorization Act of 1986 (Pub. L. (S) 99-499 100 Stat. 1613), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. (S) 6901 et seq.) and the Hazardous Materials Transportation Act, (49 U.S.C. (S)
     -- ----
1801 et seq.), and in the regulations promulgated pursuant to said laws, all as
     -- ----
amended; and in any event shall include medical wastes, infectious wastes, asbestos, paint containing lead, and urea formaldehyde.

     "Hedging Agreement" shall mean any agreement entered into by a Person for
      -----------------
protection against future fluctuations in interest rates, foreign exchange rates, commodities prices, or the like (including, but not limited to, interest rate and/or currency swap arrangements, interest rate, currency and/or commodities future or option contracts, and other similar agreements) and which creates a contingent obligation of such Person to make any payments (other than payments in respect of any fee or charge for contracting to provide the protection provided by such agreement) to the holder(s) thereof or counterparty(ies) thereunder upon the culmination or termination of such agreement or otherwise.

     "IDB Debt" shall mean Debt incurred to finance the construction or
      --------
acquisition of industrial or pollution control facilities pursuant to state or local law, and recourse to a Borrower and its Restricted Subsidiaries in respect of which is limited solely to the property subject to such Liens.

     "Indenture" shall mean the Indenture dated as of November 1, 1993 between
      ---------
RSI and Norwest Bank Minnesota, N.A., as trustee, pursuant to which RSI issued the Indenture Notes, as amended by the Supplemental Indenture dated as of May 17, 1996 by and among RSI, the guarantors set forth therein, and Norwest Bank Minnesota, N.A., as trustee, as the same may be further restated, extended, renewed, amended or otherwise modified and in effect from time to time.

     "Indenture Guarantees" shall mean those certain Indenture Guarantees from
      --------------------
JPFDI and each Subsidiary of the Borrowers which as of the Closing Date shall be a Restricted Subsidiary, substantially in the form of Exhibit B to the Indenture
                                                      ---------
as originally executed and delivered, providing among other things for the subordinated guaranty by JPFDI and each Restricted Subsidiary party thereto of all amounts from time to time owing by RSI under the Indenture, as such Indenture Guarantees may be amended or otherwise modified from time to time (including by any joinder agreement effective to constitute as a Guarantor under and within the meaning thereof any Subsidiary which on or following the Closing Date shall be designated or redesignated a Restricted Subsidiary and which shall be or concurrently become a Guarantor under and within the meaning of the Indenture Guarantees in compliance with Section 8.18).

     "Indenture Note" shall mean any one of the 8-7/8% Senior Subordinated Notes
      --------------
due 2003 issued by RSI pursuant to the Indenture, as the same may be restated, extended, renewed, amended, or otherwise modified and in effect from time to time.

     "Interest Expense" shall mean, as applied to any Person, for any period,
      ----------------
the sum of the following amounts for such Person: (a) the aggregate amount of all interest accrued (whether or not actually paid) during such period on Debt (including, without limitation, (i) imputed interest on Capital Lease Obligations and (ii) all imputed interest, whether in the form of "yield", "discount" or other similar item, that accrues in respect of the Permitted Receivables Financing Amount of any Permitted Receivables Financing entered into by such Person (or by any Subsidiary of such Person or any other Person "controlled" (as such term is defined in the Securities Act) by such Person), together with any fees payable thereunder, plus (b) amortization of debt
                                           ----
discount and expense during such period (excluding deferred financing amortization), plus (c) all fees and commissions payable in connection with any
               ----
letters of credit during such period. Unless otherwise specified, any reference to Interest Expense for any period is intended as a reference to the sum for such period of said amounts for the Borrowers and their Restricted Subsidiaries on a consolidated basis in accordance with GAAP after eliminating all amounts properly attributable to outside minority interests in Restricted Subsidiaries.

     "Interest Payment Date" shall mean (i) as to any Base Rate Loan, the last
      ---------------------
day of each March, June, September and December, the date of repayment of the principal of such Loan and the Maturity Date, (ii) as to any Eurodollar Loan or Competitive Loan, the last day of each Interest Period for such Loan and the Maturity Date, and in addition where the applicable Interest Period is more than 3 months, then also on the date 3 months from the beginning of the Interest Period, and each 3 months thereafter and (iii) as to any Quoted Rate Swingline Loan, the last day of each month (or such other dates as to which the Swingline Lender and the Borrowers may agree). If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

     "Interest Period" shall mean (i) as to any Eurodollar Loan, a period of
      ---------------
one, two, three or six months' duration, as the Borrowers may elect, commencing in each case on the date of the borrowing (including conversions, extensions and renewals), (ii) as to any Quoted Rate Swingline Loan, a period commencing in each case on the date of the borrowing and ending on the date agreed to by the Borrowers and the Swingline Lender in accordance with the provisions of Section 2.02(b)(i) (such ending date in any event to be not more than 7 Business Days from the date of borrowing) , and (iii) as to any Competitive Loan, a period commencing in each case on the date of borrowing and ending on the date specified in the applicable Competitive Bid whereby the offer to make such Competitive Loan was extended (such ending date in any event to be not less than 7 nor more than 180 days from the date of borrowing); provided, however, (A) if any Interest Period would end on a day
            --------  -------
which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that, with respect to any Eurodollar Loan, where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity Date and (C) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall, subject to clause (A) above, end on the last Business Day of such calendar month.

     "Investment" shall mean, as applied to any designated Person, any direct or
      ----------
indirect purchase or other acquisition by such designated Person for cash or other property of (a) stock, debt or other securities of any other Person, or any direct or indirect loan, advance, extension of credit or capital contribution by such designated Person to any other Person or any Guaranty by such designated Person with respect to the Debt of such other Person, including all Debt of and accounts receivable from any such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business, or (b) any interest in any kind of property or assets, whether real, personal or mixed, tangible or intangible. In computing the amount involved in any Investment, (i) undistributed earnings of, and interest accrued in respect of Debt owing by, any such other Person accrued after the date of such Investment shall not be included, (ii) there shall not be deducted from the amounts invested in any such other Person any amounts received as earnings (in the form of dividends, interest or otherwise) on such Investment or as loans or advances from such other Person, and (iii) unrealized increases or decreases in value, or write-ups, write-downs or write-offs, of Investments in any such other Person shall be disregarded.

     "Issuing Lender" shall mean, as to Existing Letters of Credit, those
      --------------
Lenders identified as an Issuing Lender on Schedule II, and, as to Letters of
                                           -----------
Credit issued hereunder, NationsBank and any other Lender as the Borrowers may request and such Lender may agree, and their respective successors and assigns.

     "Issuing Lender Fees" shall have the meaning assigned to such term in
      -------------------
Section 2.06(b)(iii).

     "JPFDI" means JP Foodservice Distributors, Inc., a Delaware corporation.
      -----

     "Lenders" shall have the meaning assigned to such term in the heading
      -------
hereof. The term "Lenders" shall also include within the meaning thereof any Person which becomes a Lender in accordance with the terms of Section 2.01(e) or
Section 12.04(b).

     "Letter of Credit" shall mean (i) any standby letter of credit or any
      ----------------
trade, documentary or merchandise letter of credit issued by the Issuing Lender for the account of a Borrower in accordance with the terms of Section 2.03 and
(ii) each Existing Letter of Credit.

     "Licenses" shall have the meaning assigned to such term in Section 9.14.
      --------

     "Lien" shall mean, as to any Person, any mortgage, lien (statutory or
      ----
other), pledge, assignment, hypothecation, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, trust receipt or other title retention agreement or Capital Lease with respect to, any property or asset of such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement which names such Person as debtor. For purposes of this Agreement, a Person shall be deemed to be the owner of any property which it has placed in trust for the benefit of holders of Debt of such Person which Debt is deemed to be extinguished under GAAP but for which such Person remains legally liable, and such trust shall be deemed to be a Lien.

     "Loan" or "Loans" shall mean the Revolving Loans (or any Revolving Loan
      ----      -----
bearing interest at the Base Rate or the Eurodollar Rate and referred to as a Base Rate Loan or a Eurodollar Loan), the Swingline Loans and/or the Competitive Loans, individually or collectively, as appropriate.

     "LOC Committed Amount" shall have the meaning assigned to such term in
      --------------------
Section 2.03(a).

     "LOC Documents" shall mean, with respect to any Letter of Credit, such
      -------------
Letter of Credit, any amendments thereto, any application therefor, and any agreements pursuant to which the account party agrees to reimburse the issuing bank on account of draws under such Letter of Credit.

     "LOC Obligations" means, at any time, the sum of (i) the maximum amount
      ---------------
which is, or at any time thereafter may become, available to be drawn under Letters of Credit (including without limitation Existing Letters of Credit) then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under
                          ----
Letters of Credit honored by the Issuing Lender but not theretofore reimbursed. For purposes of clause (i) hereof, each trade Letter of Credit shall be deemed to be outstanding from the date of issuance thereof until and including the date on which such trade Letter of Credit is fully drawn.

     "Mandate Letter" shall mean the letter agreement dated August 15, 1997,
      --------------
among the Borrowers, NationsBank and NationsBanc Montgomery Securities, Inc.

     "Mandatory Borrowing" shall have the meaning assigned to such term in
      -------------------
Section 2.02(b)(iii).

     "Material Adverse Change"; "Material Adverse Effect"; "Materially Adverse"
      -----------------------    -----------------------    ------------------
in, on or to, as appropriate, any Person, shall mean a material adverse change in such Person's Business or Condition, a material adverse effect on such Person's Business or Condition or an event which is materially adverse to such Person's Business or Condition; provided that, (a) any such term, when used
                                --------
without reference to any particular Person, shall mean such change in or effect on or event adverse to, as the case may be, the Borrowers and their Restricted Subsidiaries taken as a whole, and (b) any impairment in any material respect of the ability of the Borrowers and their Restricted Subsidiaries taken as a whole to pay any principal, interest or Fees in accordance with the terms hereof and of the other Credit Documents, any material impairment of the ability of the Borrowers and their Restricted Subsidiaries taken as a whole to perform the other material obligations of such Persons under this Agreement and the other Credit Documents, or any circumstance or occurrence which (except a default by the Lenders, the Administrative Agent, the Co-Arrangers, the Syndication Agent or the Documentation Agent) would impair the enforceability as against the Borrowers or any Restricted Subsidiary of any material term of this Agreement or any of the other Credit Documents, shall in any case be deemed to have resulted in a material adverse change in, to have a material adverse effect on, and to be materially adverse to, the Borrowers' Business or Condition.

     "Maturity Date" shall mean December 23, 2002.
      -------------

     "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of
      ----------------
June 30, 1997, as amended as of September 3, 1997 and November 5, 1997, together with all exhibits and schedules thereto, by and among the Company, Hudson Acquisition Corp., a wholly owned subsidiary of the Company, and RSI.

     "Merger Transaction" shall mean the transaction in which, among other
      ------------------
things, (i) RSI shall be merged with and into Hudson Acquisition Corp., a wholly owned subsidiary of the Company, and (ii) each issued and outstanding share of common stock of RSI, other than shares, if any, owned by RSI, the Company or Hudson Acquisition Corp. shall be converted into the right to receive 0.775 of a share of common stock of the Company, all upon the terms and conditions set forth in the Merger Agreement.

     "Merger Transaction Costs" shall mean costs associated with the Merger
      ------------------------
Transaction, which costs shall not be materially greater than the amounts disclosed in the Registration Statement (approximately $107,000,000 pre-tax), including, without limitation, the following costs: (i) legal, accounting, financial advisory and other professional fees; (ii) employee severance and change in control costs; (iii) costs of facility consolidations; (iv) governmental filing fees and printing costs related to the Registration Statement; and (v) the makewhole amounts payable in connection with payment of the Notes; provided that such costs may exceed the amounts so disclosed so long as the payment or incurrence of such excess costs does not have a Material Adverse Effect.

     "Moody's" shall have the meaning assigned to such term in the definition of
      -------
"Restricted Investment".

     "Multiemployer Plan" shall mean a plan defined as such in Section 3(37) of
      ------------------
ERISA to which any Borrower Group Member is making or incurring an obligation to make, or has made or incurred an obligation to make, contributions.

     "Multiple Employer Plan" shall mean a Plan to which any Borrower Group
      ----------------------
Member, and at least one employer other than a Borrower Group Member, is making or incurring an obligation to make contributions or has made or incurred an obligation to make contributions.

     "NationsBank" shall mean NationsBank, N.A., a national banking association.
      -----------

     "Net Income Available for Fixed Charges" shall mean, for any period, (a)
      --------------------------------------
the net income (or deficit) of the Borrowers and their Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP after eliminating all non-cash or nonrecurring items (whether cash or non-cash and whether or not deemed extraordinary in accordance with GAAP) for such period, plus (b) the sum
                                                               ----
of the following amounts, in each case to the extent deducted in arriving at the amount determined in accordance with the foregoing subdivision (a): (i) Interest Expense, (ii) provisions for taxes imposed on or measured by income or excess profits, (iii) Operating Lease Rentals accrued (whether or not actually paid), and (iv) provision for depreciation and amortization; provided, however,
                                                             --------  -------
that in determining the net income (or deficit) of the Borrowers and their Restricted Subsidiaries pursuant to the foregoing subdivision (a) for any period during which JPFDI shall have sold or otherwise disposed of the Everett Facility, losses from such sale or other disposition shall be disregarded to the extent the aggregate amount of all such losses (computed without regard to Closing Date Intangibles attributable to such facility) does not exceed $3,300,000 on an after tax basis.

     "Net Receivables" shall mean, on any day, in respect of any Permitted
      ---------------
Receivables Financing, the outstanding balance of accounts receivable sold, transferred, pledged or otherwise subject to Liens, in each case, to or in favor of a Receivables Financier (as hereinafter defined) in connection with such Permitted Receivables Financing, excluding any accounts receivable not included in the calculation of the Receivables Financier's percentage interest in the Transferred Assets (as hereinafter defined) (it being understood that only the percentage interest shall be included in this calculation) or borrowing base (such excluded accounts receivable may include, without limiting the foregoing in any manner, any such accounts receivable (x) not meeting the eligibility criteria under such Permitted Receivables Financing, (y) exceeding the applicable concentration limits set forth for such Permitted Receivables Financing, or (z) which are or become defaulted, delinquent, charged-off or otherwise cease to be creditworthy as set forth in, and as determined in accordance with, such Permitted Receivables Financing).

     "Net Sale Proceeds" shall mean, with respect to any sale of assets, an
      -----------------
amount equal to the excess of

               (i) the greater of (x) the aggregate gross sale price of the assets sold in such sale and (y) the fair market value of such assets (as determined by the Board of Directors at the time of such sale) over

               (ii) the reasonable and customary costs and expenses incurred by a Borrower or a Restricted Subsidiary in effecting such sale.

     "Net Worth Minimum" shall mean, as of any date, the sum of (i) eighty-five
      -----------------
percent (85%) of Consolidated Net Worth as of December 31, 1997 (after giving effect to the consummation of the Merger Transaction and after giving effect to all Merger Transaction Costs) plus (ii) on the last day of each fiscal quarter
                              ----
to occur after the Closing Date an amount (but not less than zero) equal to 50% of the Consolidated Net Income of the Borrowers and their Restricted Subsidiaries for such fiscal quarter, such increases to be cumulative, plus
                                                                       ----
(iii) eighty percent (80%) of the effect (positive or negative) on Consolidated Net Worth from acquisitions permitted hereunder.

     "Note" shall mean any one of the 8.55% Senior Notes due 2004 issued by
      ----
JPFDI pursuant to the Note Purchase Agreements, as the same may be restated, extended, renewed, amended, or otherwise modified and in effect from time to time.

     "Note Guaranties" shall mean those certain Guaranty Agreements dated as of
      ---------------
November 10, 1994, from each Subsidiary of JPFDI which as of the Closing Date shall be a Restricted Subsidiary, substantially in the form of Exhibit B-1 to each of the Note Purchase Agreements as originally executed and delivered, providing among other things for the guaranty by each Restricted Subsidiary party thereto of all amounts from time to time owing by JPFDI under the respective Note Purchase Agreements, as such Guaranty Agreements may be amended or otherwise modified from time to time (including by any joinder agreement in the form of Exhibit B-2 to each of said Note Purchase Agreements effective to constitute as a Guarantor under and within the meaning thereof any Subsidiary of JPFDI which on or following the Closing Date shall be designated or redesignated a Restricted Subsidiary and which shall be or concurrently become a Guarantor under and within the meaning of the Guaranty Agreements in compliance with
Section 8.18).

     "Note Purchase Agreement" shall mean any one of the Note Purchase
      -----------------------
Agreements dated as of November 10, 1994, as amended as of November 10, 1994 and as of May 29, 1996, by and between JPFDI and the holder of the Note, as the same may be further restated, extended, renewed, amended or otherwise modified and in effect from time to time.

     "Notice of Borrowing" shall mean a written notice of borrowing in
      -------------------
substantially the form of Schedule V, as required by Section 2.01(b).
                          ----------

     "Notice of Extension/Conversion" shall mean a written notice of continuance
      ------------------------------
or conversion of one or more Loans in substantially the form of Schedule VI, as
                                                                -----------
required by Section 3.03.

     "Officers' Certificate" shall mean a certificate executed on behalf of a
      ---------------------
Borrower by two of its executive officers, one of whom shall be its Chairman of the Board of Directors (if an officer) or its Chief Executive Officer, or President or one of its Senior Vice Presidents, and one of whom shall be its Chief Financial Officer or Treasurer.

     "Operating Cash Flow" shall mean, for any period, (a) the net income (or
      -------------------
deficit) of the Borrowers and their Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP after eliminating all non-cash or nonrecurring items (whether cash or non-cash and whether or not deemed extraordinary in accordance with GAAP) for such period; plus (b) the sum of the
                                                        ----
following amounts, in each case to the extent deducted in arriving at such amount determined in accordance with the foregoing subdivision (a):

          (i)    Interest Expense,

          (ii) provisions for taxes imposed on or measured by income or excess profits, and

          (iii)  provisions for depreciation and amortization,

plus (c) the sum (without duplication) of the following items to the extent not
----
included in the amounts determined pursuant to subdivisions (a) and (b) above (such sum being herein called the "Acquired Unit Adjustment"):
                                   ------------------------

          (i) the net income (or net deficit) for such period of each Person which shall have become a Restricted Subsidiary during such period (an

     "Acquired Subsidiary") after eliminating all non-cash or nonrecurring items
     --------------------
     (whether cash or non-cash and whether or not deemed extraordinary in accordance with GAAP),

          (ii) the net income (or net deficit) derived during such period from any operating assets acquired by the Borrowers or a Restricted Subsidiary during such period ("Acquired Assets"), and
                          ---------------

          (iii) the sum (without duplication) of the following items to the extent deducted in determining net income of any Acquired Subsidiary or derived from any Acquired Assets for such period: (A) Interest Expense of such Acquired Subsidiary or associated with such Acquired Assets, (B) provisions for taxes imposed on or measured by income or excess profits of such Acquired Subsidiary or associated with such Acquired Assets, and (C) provisions for depreciation and amortization of such Acquired Subsidiary or associated with such Acquired Assets;

minus (d) the sum of the following items to the extent included in the amounts
-----
determined pursuant to subdivisions (a), (b) and (c) above (such sum being herein called the "Disposed Unit Adjustment"):
                   ------------------------

          (i) the net income (or net deficit) for such period of each Person which shall have ceased to be a Restricted Subsidiary during such period (a "Disposed Subsidiary") after eliminating all non-cash or nonrecurring items
      -------------------
     (whether cash or non-cash and whether or not deemed extraordinary in accordance with GAAP),

          (ii) the net income (or net deficit) derived during such period from any assets which were sold or otherwise disposed of by the Borrowers or a Restricted Subsidiary during such period ("Disposed Assets"), and
                                                ---------------

          (iii) the sum (without duplication) of the following items to the extent deducted in determining net income of any Disposed Subsidiary or derived from any Disposed Assets for such period: (A) Interest Expense of such Disposed Subsidiary or associated with such Disposed Assets, (B) provisions for taxes imposed on or measured by income or excess profits of such Disposed Subsidiary or associated with such Disposed Assets for such period, and (C) provisions for depreciation and amortization of such Disposed Subsidiary or associated with such Disposed Assets;

provided, however, that (1) for purposes of determining Operating Cash Flow for
--------  -------
any period, the Acquired Unit Adjustment and the Disposed Unit Adjustment shall be determined by the Borrowers in accordance with sound financial practice (and on the basis, to the extent available, of appropriate financial statements and tax returns for such period) and shall be set forth in a certificate of the principal financial officer of each of the Borrowers accompanied by calculations in reasonable detail showing the manner of determination thereof, which certificate shall be furnished to the Administrative Agent and each of the Lenders not later than the certificate required to be furnished by the Borrowers in respect of such period pursuant to Section 6.01(c), and (2) no amount shall in any event be includable in Operating Cash Flow pursuant to subdivision (c) of this definition for any period in respect of any Acquired Unit Adjustment unless the amount and calculation thereof, as set forth in the certificate for such period required by the foregoing clause (1), shall be reasonably acceptable to the Required Lenders; and provided further, however, that in determining the net
                          -------- -------  -------
income (or deficit) of the Borrowers and their Restricted Subsidiaries pursuant to the foregoing subdivision (a) for any period during which JPFDI shall have sold or otherwise disposed of the Everett Facility, losses from such sale or other disposition shall be disregarded to the extent the aggregate amount of all such losses (computed without regard to Closing Date Intangibles attributable to such facility) does not exceed $3,300,000 on an after tax basis.

     "Operating Lease" shall mean an operating lease of property in accordance
      ---------------
with GAAP (real, personal or mixed) having an original term (including terms of renewal or extension at the option of the lessor or the lessee, whether or not any such option has been exercised) of more than one year, other than (a) a Capital Lease and (b) in the case of any Subsidiary, any such lease under which a Borrower or a Restricted Subsidiary is the lessor.

     "Operating Lease Rentals" shall mean, as applied to the Borrowers and their
      -----------------------
Restricted Subsidiaries for any period, the total amount (whether designated as rentals or additional or supplemental rentals or otherwise) payable as lessee under all Operating Leases during such period, including amounts so payable during such period by reason of a lease termination or a surrender of property but excluding amounts so payable on account of maintenance, ordinary repairs, insurance, taxes, assessments and other charges which cover the cost of, or reimburse the lessor for, costs related to the applicable Operating Lease or the property subject thereto or to the use, holding or operation thereof.

     "Order" shall mean any order, writ, injunction, decree, judgment, award,
      -----
determination, direction or demand.

     "Participation Interest" shall mean the extension of credit by a Lender by
      ----------------------
way of a purchase of a participation in any Swingline Loans as provided in
Section 2.02(b)(iii), in Letters of Credit or LOC Obligations as provided in
Section 2.03(c) or in any Loans as provided in Section 4.03.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established
      ----
pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

     "Permitted Payments" shall mean any payments of, or any payments made in
      ------------------
connection with or related to, (i) Merger Transaction Costs, (ii) Fractional Share Cash Payments, (iii) a Change of Control Offer, (iv) a Redemption of the Indenture Notes or (v) the prepayment of the Notes.

     "Permitted Receivables Financing" shall mean any transaction involving one
      -------------------------------
or more sales, contributions or other conveyances by a Borrower and/or any Restricted Subsidiary of any accounts receivable (together with certain related property relating thereto and the right to collections thereon, being the "Transferred Assets") to a Subsidiary (including a Subsidiary which is a
-------------------
Restricted Subsidiary) or Affiliate of a Borrower (with respect to any such transaction, the "Receivables Financing SPC"), which Receivables Financing SPC
                  -------------------------
then either (x) sells (as determined in accordance with GAAP) such Transferred Assets (or undivided interests therein) to any Person that is not a Subsidiary or Affiliate of a Borrower (with respect to any such transaction, the "Receivables Financier"), (y) borrows from such Receivables Financier and
----------------------
secures such borrowings by a pledge of such Transferred Assets and/or (z) otherwise finances its acquisition of such Transferred Assets and, in connection therewith, conveys an interest in such Transferred Assets to the Receivables Financier, provided that (i) such receivables financing shall not involve any
           --------
recourse to a Borrower or any Restricted Subsidiary (other than the Receivables Financing SPC) for any reason other than (A) repurchases of non-eligible receivables, (B) indemnifications for losses (including any adjustments for dilutions), other than credit losses related to the receivables transferred in such financing, and (C) payment of costs, fees, expenses and indemnities relating to such receivables financing, (ii) such receivables financing shall not include any Guaranty by a Borrower or any Restricted Subsidiary, it being understood that payment by a Borrower or any Restricted Subsidiary of any amount of the type described in the immediately preceding clause (i) which is owing by it to the Receivables Financing SPC shall not be deemed to be a Guaranty notwithstanding that an identical amount may be owing by the Receivables Financing SPC to the Receivables Financier, (iii) the Administrative Agent shall be reasonably satisfied with the structure of and documentation for any such transaction and the terms of such transaction, including any applicable discount at which receivables are sold to the Receivables Financier and any termination events, shall be (in the good faith understanding of the Administrative Agent) consistent with those prevailing in the market for similar transactions involving receivables and originators of similar credit quality and a receivables pool of similar characteristics or shall otherwise be reasonably acceptable to the Administrative Agent, and (iv) the documentation for such transaction shall not be amended or modified, to permit the acquisition of interests in the Transferred Assets by the Receivables Financier in excess of the Permitted Receivables Financing Over-Collateralization Amount, to change or modify any provision of any Subordinated Intercompany Revolving Note or any provision of any agreement relating to the calculation of any amount due or to become due in respect thereof, or in any other manner which, in the reasonable judgment of the Administrative Agent, is materially inconsistent with the terms and provisions hereof (and/or any other amendment which deals with the requirements for a Permitted Receivables Financing) (other than, in each case, for the requirement that any such amendment or modification (or any of the relevant documents affected thereby) satisfy the requirements set forth in the immediately preceding clause (iii)) without the prior written approval of the Administrative Agent (which approval shall not be unreasonably withheld). Each of the Pre-Existing Receivables Financings constitutes a Permitted Receivables Financing.

     "Permitted Receivables Financing Amount" shall mean at any time with
      --------------------------------------
respect to any Permitted Receivables Financing, the aggregate balance of all cash received by the Receivables Financing SPC from the Receivables Financier in respect of purchase proceeds or principal under such financing minus the aggregate amount of all payments received by the Receivables Financier and applied to the repayments of such amounts; it being understood and agreed that any amounts previously applied as aforesaid which are subsequently required to be repaid, disgorged or otherwise returned by the Receivables Financier shall be deemed to have never been received and applied by the Receivables Financier.

     "Permitted Receivables Financing Over-Collateralization Amount" shall mean,
      -------------------------------------------------------------
with respect to any Permitted Receivables Financing, the excess from time to time of (x) the outstanding face amount of the Net Receivables subject to the Receivables Financier's interest in connection with such financing (it being understood that if such interest is a percentage interest only that percentage of such Net Receivables shall be included in this calculation) over (y) the Permitted Receivables Financing Amount of such Permitted Receivables Financing.

     "Person" shall mean any individual, corporation, association, partnership,
      ------
joint venture, limited liability company, trust or estate, organization, business, government or agency or political subdivision thereof, or any other entity.

     "Plan" shall mean any employee pension benefit plan (as defined in Section
      ----
3(2) of ERISA), other than a Multiemployer Plan, subject to Title IV of ERISA or the minimum funding standards under Section 412 of the Code or Section 302 of ERISA and established, maintained or contributed to at any time by any Borrower Group Member.

     "Predominantly Owned Restricted Subsidiary" shall mean any Restricted
      -----------------------------------------
Subsidiary at least 80% of all of the equity interests of each class of which and at least 80% of the voting interests of which shall at the time be owned by a Borrower either directly or through one or more other Predominantly Owned Restricted Subsidiaries.

     "Pre-Existing Receivables Financings" shall mean the transactions provided
      -----------------------------------
for in the Receivables Purchase Agreement dated as of May 30, 1996 among JPFDI, Illinois Fruit & Produce Corp., Sky Bros., Inc., JPFD Funding Company and JP Foodservice, Inc. and the Transfer and Administration Agreement dated as of May 30, 1996 among Enterprise Funding Corporation, JPFD Funding Company, JPFDI, NationsBank and certain other financial institution investors, and the transactions contemplated in the Rykoff-Sexton Receivables Master Trust Pooling Agreement dated as of November 15, 1996 (the "Rykoff-Sexton Pooling Agreement")
                                              -------------------------------
among RF Funding, Inc., US Foodservice, Inc. and The Chase Manhattan Bank, as supplemented by the Series 1996-1 Supplement thereto dated as of November 15, 1996, including all fundings, financings, facilities and purchases of accounts receivable outstanding under such agreements as of the Closing Date and any subsequent increases or extensions of such fundings, financings, facilities or purchases (including, in the case of the Rykoff-Sexton Pooling Agreement, the issuance of additional certificates).

     "Prime Rate" shall have the meaning assigned to such term within the
      ----------
definition of "Base Rate".

     "Priority Debt Amount" shall mean, as of any date, that portion of Debt in
      --------------------
an amount equal to the sum (without duplication) of (a) all Attributable Debt of the Borrowers and their Restricted Subsidiaries as of such date, plus (b) the
                                                                 ----
aggregate principal amount outstanding on such date of all Debt of the Borrowers and their Restricted Subsidiaries secured by Liens (other than Liens permitted by Section 8.03(a) through (g)), plus (c) the aggregate principal amount
                                 ----
outstanding on such date of all Debt of Restricted Subsidiaries (exclusive of
(x) Debt of any Restricted Subsidiary pursuant to the Guaranty Agreement and the Guaranty Agreement under the 364-Day Credit Agreement, (y) to the extent not exceeding in aggregate principal amount for all Restricted Subsidiaries the aggregate original principal amount of the Indenture Notes, Debt of any Restricted Subsidiary pursuant to the Indenture Guarantees, and (z) to the extent not exceeding in aggregate principal amount for all Restricted Subsidiaries the aggregate original principal amount of the Notes, Debt of any Restricted Subsidiary pursuant to the Note Guaranties).

     "PYA" shall mean PYA/Monarch, Inc., a Delaware corporation.
      ---

     "PYA's Note" shall mean that certain promissory note of PYA, dated March
      ----------
10, 1989, in the original principal amount of $110,000,000, and payable to JPFDI, which bears interest at rates between 10.35% and 10.8% per annum, as such note shall be in effect on the Closing Date.

     "Quoted Rate" shall mean, with respect to any Quoted Rate Swingline Loan,
      -----------
the fixed percentage rate per annum offered by the Swingline Lender and accepted by a Borrower with respect to such Swingline Loan as provided in accordance with the provisions of Section 2.02.

     "Quoted Rate Swingline Loan" shall mean a Swingline Loan bearing interest
      --------------------------
at a Quoted Rate.

     "Receivables Financier" shall have the meaning assigned to such term in the
      ---------------------
definition of "Permitted Receivables Financing" set forth in this Section 1.01.

     "Receivables Financing SPC" shall have the meaning assigned to such term in
      -------------------------
the definition of "Permitted Receivables Financing" set forth in this Section 1.01.

     "Redemption of the Indenture Notes" shall mean (i) a redemption of the
      ---------------------------------
Indenture Notes, in whole or in part, by RSI pursuant to Article III of the Indenture or (ii) a purchase of the Indenture Notes by the Company, a Borrower or any Restricted Subsidiary pursuant to a tender offer or one or more privately negotiated transactions.

     "Registration Statement" shall mean the Company's Registration Statement on
      ----------------------
Form S-4 (File No. 333-32711) declared effected by the Commission on November 24, 1997.

     "Reportable Event" shall mean any of the events set forth in Section
      ----------------
4043(b) of ERISA or the regulations thereunder.

     "Required Financial Information" shall mean, with respect to the applicable
      ------------------------------
Determination Date, (i) the financial statements of each of the Borrowers required to be delivered pursuant to Section 6.01 for the fiscal period or quarter ending as of such Determination Date, and (ii) the Officers' Certificate required by Section 6.01 to be delivered with the financial statements described in clause (i) above.

     "Required Lenders" shall mean, at any time, Lenders which are then in
      ----------------
compliance with their obligations hereunder (as reasonably determined by the Administrative Agent) and holding in the aggregate at least 51% of (i) the Commitments to make Revolving Loans or (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests.

     "Responsible Officer" shall mean any officer of a Borrower who shall be
      -------------------
permitted to sign an Officers' Certificate (as provided in the definition of that term set forth in this Section) and any other officer of such Borrower who shall at any time hereafter perform substantially the same duties as are performed on the date hereof by any such officer permitted to sign an Officers' Certificate.

     "Restricted Investments" shall mean all Investments other than:
      ----------------------

             (a) Investments in (i) readily marketable direct obligations of the United States of America or of any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America or readily marketable obligations unconditionally guaranteed by the United States of America or by any such agency or instrumentality, in each case maturing within three years from the date of acquisition thereof, (ii) U.S. dollar denominated certificates of deposit, time deposits or bankers' acceptances maturing within 270 days from the date of acquisition thereof of any commercial bank (x) which is organized under the laws of and located in the United States of America or a State thereof ("U.S. Bank") or Canada,
                                                          ---------
     Japan or a member country of the European Economic Community ("Foreign
                                                                    -------
     Bank"), (y) which has combined capital, surplus and undivided profits of at
     ----
     least, in the case of a U.S. Bank, $100,000,000 and, in the case of a Foreign Bank, $500,000,000, and (z) the long-term debt obligations of which are rated at least A3 by Moody's Investors Service Inc. ("Moody's") or A-
                                                               -------
     by Standard & Poor's Rating Group ("S&P"), (iii) money-market preferred
                                         ---
     stock or auction rate preferred stock, in each case maturing or redeemable at the option of the holder thereof no more than one year after the date of acquisition thereof and having a rating of at least A-2 by Moody's or A by S&P; (iv) obligations of any state of the United States or any political subdivision thereof, the interest with respect to which is exempt from federal income taxation under Section 103 of the Code, having a long term rating of at least Aa-3 or AA-by Moody's or S&P, respectively, and maturing within three years from the date of acquisition thereof; (v) open market commercial paper of United States corporations maturing not later than 270 days after the issuance thereof and having a rating of at least P-2 by Moody's or A-2 by S&P, and (vi) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $100,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a)(i) through (a)(v);

             (b) Investments in a Borrower or Subsidiaries of the Borrowers existing on the date hereof, and other Investments existing on the date hereof and described in Schedule VII;
                             ------------

             (c) Investments in any Restricted Subsidiary or in any Person which simultaneously therewith becomes a Restricted Subsidiary;

             (d) Investments consisting of stock, obligations, securities or other property received by the Borrowers or a Restricted Subsidiary in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors;

             (e) Investments consisting of Guaranties by the Borrowers and their Restricted Subsidiaries of the obligations of other Persons so long as at the time of and immediately after giving effect to each such Investment, the Borrowers are in compliance with Section 8.01(c) and Section 8.02;

          (f) Investments by the Borrowers and their Restricted Subsidiaries in property to be used in the ordinary course of their business as permitted to be conducted pursuant to Section 8.09; and

          (g) Investments in addition to those described in the foregoing subdivisions (a) through (f) of this definition, provided that, the amount
                                                      --------
     of all such additional Investments shall not exceed $10,000,000 in the aggregate.

     "Restricted Payment" shall mean any payment or distribution or the
      ------------------
incurrence of any liability to make any payment or distribution, in cash, property or other assets (other than shares of common stock of a Borrower) upon or in respect of any share of any class of capital stock of the Borrowers or any warrants, rights or options evidencing a right to purchase or acquire any securities of a Borrower, including, without limiting the generality of the foregoing, payments or distributions as dividends and payments or distributions for the purpose of purchasing, acquiring, retiring or redeeming any such shares of stock (or any warrants, rights or options to purchase or acquire any such securities) or the making of any other distribution in respect of any such shares of stock (or any warrants, rights or options evidencing a right to purchase or acquire any such securities).

     "Restricted Subsidiary" shall mean each Subsidiary existing on the date
      ---------------------
hereof which is not designated as an Unrestricted Subsidiary in Schedule VIII,
                                                                -------------
each other Subsidiary which is not hereafter designated by the Board of Directors as an Unrestricted Subsidiary, and each Unrestricted Subsidiary which is hereafter designated by the Board of Directors as a Restricted Subsidiary; provided, however, that (a) any Restricted Subsidiary may be redesignated an
--------  -------
Unrestricted Subsidiary as and to the extent provided in the definition of "Unrestricted Subsidiary" set forth in this Section 1.01; (b) any Subsidiary which shall be an Unrestricted Subsidiary at the commencement of any period of 30 consecutive months and which shall have been redesignated a Restricted Subsidiary during such period may, following such redesignation, be further redesignated an Unrestricted Subsidiary during such period but may not, following such further redesignation, again be redesignated a Restricted Subsidiary during such period; and (c) notwithstanding any provision hereof to the contrary, no Person which hereafter becomes a Subsidiary may be designated a Restricted Subsidiary and no Subsidiary which is designated an Unrestricted Subsidiary may be redesignated a Restricted Subsidiary unless:

                (i) immediately after giving effect to such designation or redesignation, no Default or Event of Default shall have occurred and be continuing,

                (ii) in the case of any such redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary, no property or assets of such Subsidiary shall at the time of such redesignation be subject to any Liens which would not have been permitted to be created by such Subsidiary pursuant to Section 8.03, and

                (iii) such Subsidiary shall have become, in compliance with
     Section 8.18, a Guarantor under and within the meaning of the Guaranty Agreement.

     "RSI" shall mean, prior to the effective time of the Merger Transaction,
      ---
Rykoff-Sexton, Inc., a Delaware corporation incorporated in 1961, and from and after the effective time of the Merger Transaction, the successor to such corporation in the Merger Transaction whose corporate name shall be changed to Rykoff-Sexton, Inc. in connection with consummation of the Merger Transaction.

     "Revolving Committed Amount" shall have the meaning assigned to such term
      --------------------------
in Section 2.01(a).

     "Revolving Loans" shall have the meaning assigned to such term in Section
      ---------------
2.01(a).

     "S&P" shall have the meaning assigned to such term in the definition of
      ---
"Restricted Investment".

     "Sale Leaseback" shall mean any transaction or arrangement or series of
      --------------
transactions or arrangements pursuant to which the Borrowers or any Restricted Subsidiary shall become obligated as lessee under any lease of property, whether real, personal or mixed (except for (i) leases in connection with Tax Reduction Transactions, (ii) leases for a term of not more than three years, (iii) any lease by a Restricted Subsidiary under which a Borrower or a Predominantly Owned Restricted Subsidiary is lessor and (iv) leases of property executed prior to, at the time of or within 180 days after the later to occur of the acquisition or the commencement of commercial operation of such property) which property (a) is now owned or hereafter acquired by a Borrower or a Restricted Subsidiary (or which a Borrower or any Restricted Subsidiary intends to use for substantially the same purpose as any other property now owned or hereafter acquired by a Borrower or a Restricted Subsidiary) and (b) has been or is to be sold or transferred to any other Person.

     "Sara Lee" shall mean Sara Lee Corporation, a Maryland corporation.
      --------

     "Sara Lee Note" shall mean that certain promissory note of JPFDI, dated
      -------------
August 19, 1989, issued in the original principal amount of $112,000,000 and payable to PYA, which bears interest at the rate of 11% per annum, as such note shall be in effect on the Closing Date.

     "Sara Lee Offset Agreement" shall mean the Amended and Restated Note Offset
      -------------------------
Agreement, dated as of July 3, 1989, by and between PYA and JPFDI, providing, among other things, for the settlement of maturities of principal and accrued interest under the Sara Lee Note, on the one hand, and under PYA's Note, on the other hand, by offsetting the respective amounts due thereunder.

     "Securities Act" shall mean the Securities Act of 1933, or any similar
      --------------
Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Standby Letter of Credit Fee" shall have the meaning assigned to such term
      ----------------------------
in Section 2.06(b)(i).

     "Subordinated Debt" shall mean any Debt of the Borrowers or any Restricted
      -----------------
Subsidiary which is subordinated in right of payment to any other Debt of such Person.

     "Subordinated Intercompany Revolving Note" shall mean, with respect to any
      ----------------------------------------
Permitted Receivables Financing, any note issued by a Receivables Financing SPC in favor of the Borrowers or any Restricted Subsidiary in connection therewith.

     "Subsidiary" shall mean, with respect to any Person, any corporation,
      ----------
partnership or other entity of which more than 50% of the Voting Stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity is at the time, directly or indirectly, owned by, or the management is otherwise controlled by, such Person and/or one or more of its other Subsidiaries. Unless otherwise specified, any reference to a Subsidiary is intended as a reference to a Subsidiary of a Borrower.

     "Swingline Committed Amount" shall have the meaning assigned to such term
      --------------------------
in Section 2.02(a).

     "Swingline Lender" shall mean NationsBank, or, if NationsBank shall no
      ----------------
longer be the Administrative Agent, such Lender which shall become the Administrative Agent hereunder in accordance with the provisions of Section 11.11.

     "Swingline Loan" shall have the meaning assigned to such term in Section
      --------------
2.02(a).

     "Syndication Agent" means The Chase Manhattan Bank, as identified in the
      -----------------
heading hereto.

     "Tax Reduction Transaction" shall mean any transaction in which one or more
      -------------------------
Borrowers and Restricted Subsidiaries convey real and/or personal property assets to a governmental authority, or an agency or instrumentality thereof, in exchange for nominal consideration and a reduction in the real and/or personal property taxes that are payable by the applicable Borrowers and Restricted Subsidiaries with respect to the assets so conveyed, provided that the applicable Borrowers and Restricted Subsidiaries shall have the right to reacquire such assets for nominal consideration, and "Tax Reduction Transactions" shall mean all such transactions.

     "Termination Event" shall mean (a) with respect to any Plan, the occurrence
      -----------------
of a Reportable Event or an event described in Section 4062(e) of ERISA, or (b) the withdrawal of any Borrower Group Member from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, or
(c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA or the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or (d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, or (e) any other event or condition which would constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan or (f) the complete or partial withdrawal of any Borrower Group Member from a Multiemployer Plan.

     "364-Day Credit Agreement" shall mean that 364-Day Credit Agreement dated
      ------------------------
as of the date hereof, as amended and modified from time to time, among the Borrowers, the Lenders identified therein and NationsBank, as Administrative Agent.

     "Total Debt" shall mean, as of any date, the aggregate amount of all Debt
      ----------
of the Borrowers and their Restricted Subsidiaries outstanding on such date (including, without limitation, Debt evidenced by the Notes), determined on a consolidated basis.

     "Total Debt Ratio" shall mean, for the Borrowers and their Restricted
      ----------------
Subsidiaries as of any date, the number obtained by dividing (a) Total Debt as of such date by (b) Operating Cash Flow for the period ("Cash Flow Period") of
                                                         ----------------
four consecutive fiscal quarters ended on such date or (if such date shall not be a Determination Date) most recently prior to such date.

     "Trade Letter of Credit Fee" shall have the meaning assigned to such term
      --------------------------
in Section 2.06(b)(ii).

     "Transferred Assets" shall have the meaning assigned to such term in the
      ------------------
definition of "Permitted Receivables Financing" set forth in this Section 1.01.

     "Unfunded Current Liability" of any Plan shall mean the amount, if any, by
      --------------------------
which the present value of the accrued benefits under such Plan (based on those assumptions used to fund such Plan) as of the close of its most recent plan year exceeds the then current value of the assets of such Plan allocable to such benefits.

     "Unrestricted Subsidiary" shall mean each Subsidiary designated as an
      -----------------------
Unrestricted Subsidiary in Schedule VIII and each other Subsidiary which is
                           -------------
hereafter designated by the Board of Directors as an Unrestricted Subsidiary; provided, however, that (a) any Unrestricted Subsidiary may be redesignated a
--------  -------
Restricted Subsidiary as and to the extent provided in the definition of "Restricted Subsidiary" set forth in this Section 1.01; (b) any Subsidiary which shall be a Restricted Subsidiary at the commencement of any period of 30 consecutive months and which shall have been redesignated an Unrestricted Subsidiary during such period may, following such redesignation, be further redesignated a Restricted Subsidiary during such period but may not, following such further redesignation, again be redesignated an Unrestricted Subsidiary during such period; and (c) notwithstanding any provision hereof to the contrary, no Subsidiary which is a Restricted Subsidiary may be redesignated an Unrestricted Subsidiary unless

          (i) immediately after giving effect to such redesignation, no Default or Event of Default shall have occurred and be continuing, and

          (ii) such Subsidiary does not own (directly or through its Subsidiaries) any shares of stock or other securities of (or warrants, rights or options to acquire stock or other securities of) any Restricted Subsidiary or hold any Debt of the Borrowers or any Restricted Subsidiary and, at the time of such redesignation, all Debt and shares of stock of such Subsidiary which are owned by the Borrowers and their Restricted Subsidiaries could be sold in compliance with Section 8.06 (in which case, such redesignation shall be deemed a disposition of assets for purposes of
     Section 8.07).

Any Subsidiary of any Person which shall at any time be an Unrestricted Subsidiary shall itself be an Unrestricted Subsidiary for so long as such Person shall remain an Unrestricted Subsidiary (and thereafter for so long as such Subsidiary shall not have been redesignated as a Restricted Subsidiary in compliance with the definition herein of that term).

     "U.S. Bank" shall have the meaning assigned to such term in the definition
      ---------
of "Restricted Investment".

     "Voting Stock" shall mean capital stock of a corporation the holders of
      ------------
which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or persons performing similar functions) of such corporation.

     "Weighted Average Life to Maturity" shall mean, as applied to any Debt at
      ---------------------------------
any date, the number of years (or portions of years) obtained by dividing (a) the then outstanding principal amount of such Debt into (b) the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the date on which such payment is to be made.

     "Wholly Owned Restricted Subsidiary" shall mean any Restricted Subsidiary
      ----------------------------------
100% of all of the equity interests (except directors' qualifying shares) and voting interests of which shall at the time be owned by a Borrower either directly or through one or more other Wholly Owned Subsidiaries.

     SECTION 1.02.  Accounting Terms, Etc.
                    ----------------------

     Except as specifically provided herein, all accounting terms used herein which are not expressly defined in this Agreement have the meanings given to them in accordance with GAAP and all computations made pursuant to this Agreement shall be made in accordance with GAAP. All balance sheets and other financial statements delivered pursuant to Section 6.01 shall be prepared in accordance with GAAP. If any changes in accounting principles from those used in the preparation of the most recent financial statements referred to in
Section 6.01 are hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto) and are adopted by the Borrowers with the agreement of their respective independent certified public accountants and such changes result or could result (for any present or future period) in a change in the method of calculation of any of the financial covenants, standards or terms in or relating to Article VIII, the parties hereto agree to enter into discussions with a view to amending such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of the Borrowers and their Restricted Subsidiaries shall be the same after such changes as if such changes had not been made, provided that, no change in GAAP that would affect or could
                   --------
affect (for any present or future period) the method of calculation of any of said financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Borrowers and the Required Lenders, to so reflect such change in GAAP.

     SECTION 1.03.  Terms Generally.
                    ---------------

     The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Schedules shall be deemed references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP.

     SECTION 1.04.  Directly or Indirectly.
                    ----------------------

     Where any provision of this Agreement refers to actions to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.


                                  ARTICLE II.

                                   THE LOANS

     SECTION 2.01.  Revolving Loans.
                    ---------------

     (a) Revolving Commitment.  Subject to and upon the terms and conditions and
         --------------------
relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, at any time and from time to time from the Closing Date until the Maturity Date, to make revolving credit loans (each a "Revolving Loan" and, collectively, "Revolving Loans") to the Borrowers for the
 --------------                      ---------------
purposes set forth in Section 9.13; provided, however, (i) with regard to each
                                    --------  -------
Lender individually, such Lender's pro rata share of outstanding Revolving Loans shall not exceed such Lender's Commitment Percentage of the Revolving Committed Amount, (ii) with regard to the Lenders collectively, the aggregate amount of Revolving Loans outstanding shall not exceed FIVE HUNDRED FIFTY MILLION DOLLARS ($550,000,000), as such maximum amount may be reduced from time to time as provided in Sections 2.05 and 3.02, or as such maximum amount may be increased from time to time as provided in Section 2.01(e) (such amount, as so reduced or increased from time to time, the "Revolving Committed
                                                           -------------------
Amount"), and (iii) in addition to the limitations set forth in the preceding
------
subparagraphs (i) and (ii), in no event shall the sum of Revolving Loans outstanding plus Swingline Loans outstanding plus the LOC Obligations outstanding plus Competitive Loans outstanding exceed the Revolving Committed Amount. Revolving Loans hereunder may consist of Base Rate Loans or Eurodollar Loans (or a combination thereof) as either Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

     (b)  Advances.
          --------

          (i)    Notices.  Whenever a Borrower desires a Revolving Loan advance
                 -------
     hereunder, it shall give an appropriate Notice of Borrowing to the Administrative Agent by hand delivery, telex or telecopy not later than 1:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested advance in the case of Base Rate Loans, and on the third Business Day prior to the requested advance in the case of Eurodollar Loans. Each such Notice of Borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested advance (which shall be a Business Day), (C) the aggregate principal amount of the Revolving Loan requested, and (D) whether the Revolving Loan requested shall consist of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Periods with respect thereto. If a Borrower shall fail to specify in any such Notice of Borrowing (i) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (ii) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Administrative Agent shall as promptly as practicable give each Lender notice of each requested Revolving Loan advance, of such Lender's pro rata share thereof and of the other matters covered in the applicable Notice of Borrowing.

          (ii)   Minimum Amounts.  Each Revolving Loan shall be in an aggregate
                 ---------------
     principal amount that is not less than the lesser of $1,000,000 or the remaining amount available to be borrowed with respect to the Revolving Loans in accordance with the terms of Section 2.01(a). Any Revolving Loan requested in excess of $1,000,000 shall be in an integral multiple of $1,000,000, or the remaining amount available to be borrowed with respect to the Revolving Loans.

          (iii)  Funding of Advances.  Each Lender will make its pro rata
                 -------------------
     share of each Revolving Loan available to the Administrative Agent by 3:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing by deposit in dollars of immediately available funds at the offices of the Administrative Agent in Charlotte, North Carolina, or at such other address as the Administrative Agent may designate in writing, and the Administrative Agent shall, by 4:00 P.M. (Charlotte, North Carolina time) on the same day, credit the amount so received to the general deposit account of the Borrowers with the Administrative Agent. All Revolving Loans shall be made by the Lenders pro rata on the basis of each Lender's Commitment Percentage. No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make Revolving Loans hereunder; provided, however, that the failure of
                                        --------  -------
     any Lender to fulfill its Commitment hereunder shall not relieve any other Lender of its Commitment hereunder. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any Revolving Loan advance that such Lender does not intend to make available to the Administrative Agent its portion of the Revolving Loan advance to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of such Revolving Loan advance, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion without any obligation to do so) make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrowers and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the Borrowers, as the case may be, interest on such corresponding amount in respect of each day from the date, with respect to the Borrowers, such corresponding amount was made available by the Administrative Agent to the Borrowers and, with respect to such Lender, demand for payment from such Lender was made by the Administrative Agent, to the date such corresponding amount is recovered by the Administrative Agent, at a per annum rate equal to, with respect to the Borrowers, the then applicable rate calculated in accordance with Section 2.01(d) and, with respect to such Lender, the Federal Funds Effective Rate.


     (c)  Repayment.  The Borrowers hereby promise to pay to the Lenders the
          ---------
principal amount of all Revolving Loans outstanding hereunder on the Maturity Date.

     (d)  Interest.  (i) Interest Rates.  Subject to the provisions of Section
          --------       --------------
3.01, Revolving Loans shall bear interest as follows:

          (A) Base Rate Loans.  During such periods as Revolving Loans shall
              ---------------
     consist of Base Rate Loans, at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 360 days for each applicable day on which the Base Rate shall be determined on the basis of the Federal Funds Effective Rate and over a year of 365/66 days for each applicable day on which the Base Rate shall be determined on the basis of the Prime Rate) equal to the Base Rate in effect from time to time.

          (B) Eurodollar Loans.  During such periods as Revolving Loans shall
              ----------------
     consist of Eurodollar Loans, at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the sum of the Eurodollar Rate for the Interest Period in effect for such Eurodollar Loan plus the Applicable Margin in effect from time to time.
                     ----

          (ii)  Payment of Interest.  (A) The Borrowers hereby promise to pay to
                -------------------
     the Lenders on each applicable Interest Payment Date (or at such other times as may be specified herein) accrued interest on the Revolving Loans.

          (B) In addition to amounts payable with respect to accrued interest on Eurodollar Loans pursuant to Section 2.01(d)(i)(B), the Borrowers hereby promise to pay to each Lender which is subject to a reserve requirement in respect of Eurocurrency Liabilities and which has notified the Administrative Agent and the Borrowers as provided below, on each date on which interest is payable on any Eurodollar Loan pursuant to such Section 2.01(d)(i)(B), additional interest on the Eurodollar Loans of such Lender at a rate per annum equal at all times during each Interest Period of such Eurodollar Loan to the remainder obtained by subtracting (1) the Eurodollar Rate for the Interest Period for such Eurodollar Loan from (2) the rate obtained by dividing the Eurodollar Rate for the Interest Period for such Eurodollar Loan by a percentage equal to 1.00 minus the Eurodollar Rate Reserve Percentage (expressed as a decimal) actually incurred by such Lender for the Interest Period for such Eurodollar Loan as specified in a certificate signed by a duly authorized officer of such Lender delivered to the Administrative Agent and the Borrowers setting forth reasonable details of such Lender's computation. Each determination by a Lender under this
     Section 2.01(d)(ii)(B) shall be rebuttably presumptive evidence thereof absent manifest error.

     (e)  Increase in Revolving Commitments. Subject to the terms and conditions
          ---------------------------------
set forth herein, the Borrowers shall have the right to request, at any time and from time to time from the Closing Date until the Maturity Date, to increase the Revolving Committed Amount by an amount up to $200,000,000 in the aggregate; provided that (i) any such increase shall be in a minimum principal amount of
--------
$25,000,000 and integral multiples of $10,000,000 in excess thereof (or the remaining amount, if less), (ii) Schedule I shall be amended to reflect the
                                 ----------
revised commitment percentages and commitment amounts of the Lenders, (iii) if any Revolving Loans are outstanding at the time of any such increase, the Borrowers shall make such payments and adjustments on the Revolving Loans (including payment of any break-funding amount owing under Section 3.07) as necessary to give effect to the revised commitment percentages and outstandings of the Lenders, and (iv) the conditions to Extensions of Credit in Sections 5.02(b), (c) and (d) shall be true and correct. An increase in the Revolving Committed Amount hereunder shall be subject to satisfaction of the following:
(A) in the case of any such request for an increase in the Revolving Committed Amount, the amount of such increase shall be offered first to the existing Lenders, and in the event the additional commitments which existing Lenders are, in their sole discretion, willing to take shall exceed the amount requested by the Borrowers, then the amount of such increase shall be apportioned among such existing Lenders in proportion to the commitments of such existing Lenders willing to take additional commitments, and (B) in the case of any such request for an increase in the Revolving Committed Amount, if the amount of the additional commitments requested by the Borrowers shall exceed the additional commitments which the existing Lenders are willing to take, then the Borrowers may invite other banks and financial institutions reasonably acceptable to the Administrative Agent to join this Agreement as Lenders hereunder for the portion of commitments not taken by existing Lenders, provided that each such other bank and financial institution shall constitute an "Eligible Assignee" and in any such case such other banks and financial institutions shall enter into such joinder agreements to give effect thereto as the Administrative Agent and the Borrowers may reasonably request.

     SECTION 2.02.  Swingline Loan Subfacility.
                    --------------------------

     (a)  Swingline Commitment. Subject to and upon the terms and conditions and
          --------------------
relying upon the representations and warranties herein set forth, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrowers (each a "Swingline Loan" and, collectively, the
                                --------------
"Swingline Loans") at any time and from time to time from the Closing Date until
 ---------------
the Maturity Date for the purposes hereinafter set forth; provided, however, (i)
                                                          --------  -------
the aggregate amount of Swingline Loans outstanding at any time shall not exceed FIFTY MILLION DOLLARS ($50,000,000) (the "Swingline Committed Amount"), and (ii)
                                          --------------------------
in no event shall the sum of Revolving Loans outstanding plus Swingline Loans
                                                         ----
outstanding plus LOC Obligations outstanding plus Competitive Loans outstanding
            ----                             ----
exceed the Revolving Committed Amount. Swingline Loans hereunder shall be made as Base Rate Loans or Quoted Rate Swingline Loans as the Borrowers may request in accordance with the provisions of this Section 2.02, and may be repaid and reborrowed in accordance with the provisions hereof.

     (b)  Swingline Loan Advances.
          -----------------------

          (i)    Notices; Disbursement.  Whenever a Borrower desires a Swingline
                 ---------------------
     Loan advance hereunder it shall give written notice (or telephone notice promptly confirmed in writing) to the Swingline Lender not later than 1:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day) and (C) the principal amount of the Swingline Loan advance requested. Each Swingline Loan shall be made as a Base Rate Loan or a Quoted Rate Swingline Loan and shall have such maturity date as the Swingline Lender and such Borrower shall agree by telephone, promptly confirmed in writing, upon receipt by the Swingline Lender of any such notice from such Borrower. The Swingline Lender shall credit the amount representing the Swingline Loan advance to the general deposit account of the Borrowers by 3:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing.

          (ii)   Minimum Amounts.  Each Swingline Loan advance shall be in a
                 ---------------
     minimum principal amount of $500,000 and in integral multiples of $100,000 in excess thereof.

          (iii)  Repayment of Swingline Loans.  The Borrowers hereby promise to
                 ----------------------------
     pay to the Swingline Lender the principal amount of each Swingline Loan on the earlier of (A) the maturity date agreed to by the Swingline Lender and the applicable Borrower with respect to such Loan (which maturity date shall not be a date more than 7 Business Days from the date of advance thereof) or (B) the Maturity Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrowers and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance (each such Revolving Loan advance made for the purpose of repaying any Swingline Loans as provided herein being hereinafter referred to as a "Mandatory
                                                                  ---------
     Borrowing"), in which case such Borrower shall be deemed to have requested
     ---------
     a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be
                              --------  -------
     deemed to have been given one Business Day prior to the Maturity Date and on the date of the occurrence of any Event of Default described in Section 10.01(g) or (h) and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 10.02. Each Lender hereby irrevocably agrees to make its pro rata share of each Revolving Loan constituting a Mandatory Borrowing in the amount, in the manner and on the date specified in the preceding sentence notwithstanding
                                                                ---------------
     (I) the amount of Mandatory Borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.02 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such Mandatory Borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such Mandatory Borrowing. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the U.S. Bankruptcy Code with respect to a Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 10.02), provided that (A) all interest
                                             --------
     payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Federal Funds Effective Rate.

     (c)  Interest on Swingline Loans.  (i) Subject to the provisions of Section
          ---------------------------
3.01, each Swingline Loan shall bear interest as follows:

         (A)  Base Rate Loans.  If such Swingline Loan is a Base Rate Loan, at a
              ---------------
     per annum rate (computed on the basis of the actual number of days elapsed over a year of 360 days for each applicable day on which the Base Rate shall be determined on the basis of the Federal Funds Effective Rate and over a year of 365/66 days for each applicable day on which the Base Rate shall be determined on the basis of the Prime
     Rate) equal to the Base Rate.

          (B)  Quoted Rate Swingline Loans.  If such Swingline Loan is a Quoted
               ---------------------------
     Rate Swingline Loan, at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Quoted Rate applicable thereto.

Notwithstanding any other provision to the contrary set forth in this Agreement, in the event that the principal amount of any Quoted Rate Swingline Loan is not repaid on the last day of the Interest Period for such Loan, then such Loan shall be automatically converted into a Base Rate Loan at the end of such Interest Period.

     (ii) Payment of Interest.  The Borrowers hereby promise to pay to the
          -------------------
Swingline Lender on each applicable Interest Payment Date (or at such other times as may be specified herein) accrued interest on the Swingline Loans.

     SECTION 2.03.  Letter of Credit Subfacility.
                    ----------------------------

     (a)  Issuance. Subject to the terms and conditions hereof, the Lenders will
          --------
participate (i) in the Existing Letters of Credit and (ii) in the issuance by the Issuing Lender from time to time of such standby and trade Letters of Credit from the Closing Date until the Maturity Date as the Borrowers may request in a form acceptable to the Issuing Lender; provided, however, that (i) the LOC
                                       --------  -------
Obligations outstanding shall not at any time exceed SEVENTY-FIVE MILLION DOLLARS ($75,000,000) (the "LOC Committed Amount") and (ii) in no event shall
                            --------------------
the sum of Revolving Loans outstanding plus Swingline Loans outstanding plus LOC
                                       ----                             ----
Obligations outstanding plus Competitive Loans outstanding exceed the Revolving
                        ----
Committed Amount. Except as otherwise expressly agreed upon by all the Lenders, no standby Letter of Credit shall have an original expiry date more than three years from the date of issuance; provided, further, that no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the Maturity Date except that prior to the Maturity Date a Letter of Credit may be
              ------ ----
issued or extended with an expiry date extending beyond the Maturity Date if, and to the extent that the Borrowers shall provide cash collateral to the Issuing Lender on the date of issuance or extension in an amount equal to the maximum amount available to be drawn under such Letter of Credit. The obligation of the Issuing Lender to issue any Letter of Credit shall be conditioned upon delivery to the Issuing Lender of the Issuing Lender's customary application for a letter of credit, containing information necessary to issue the Letter of Credit. If such application form contains any terms or conditions, such terms or conditions shall have no force and effect, it being understood by the parties hereto that the issuance and payment of Letters of Credit, and all other matters between the Issuing Lender and the Lenders and the Borrowers with respect to Letters of Credit and the credit relationship of the Issuing Lender and the Lenders and the Borrowers shall be governed exclusively by this Agreement and applicable law. The issuance and expiry date of each Letter of Credit shall be a Business Day.

     (b)  Notice and Reports. The request for the issuance of a Letter of Credit
          ------------------
shall be submitted to the Issuing Lender at least three (3) Business Days in the case of standby Letters of

Credit and one (1) Business Day in the case of trade Letters of Credit, prior to the requested date of issuance. The Issuing Lender will provide to the Administrative Agent at least monthly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereof, in form and substance satisfactory to the Administrative Agent. In addition, the Issuing Lender will, at least quarterly and more frequently upon request, disseminate to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payment or expirations which may have occurred.

     (c)    Participations. (i) Each Lender, upon issuance of a Letter of Credit
            --------------
shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit.

     (ii) On the Closing Date, (A) each Lender shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in each Existing Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its pro rata share of the obligations under such Existing Letter of Credit (based on the respective Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Existing Letter of Credit and (B) each Existing Letter of Credit shall be deemed for all purposes of this Agreement and the other Credit Documents to be a Letter of Credit.

     (iii) Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrowers to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

     (d)    Reimbursement. In the event of any drawing under any Letter of
            -------------
Credit, the Issuing Lender will promptly notify the Borrowers. Unless the Borrowers shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit in same day funds, the Borrowers shall be deemed to have requested a Revolving Loan in the amount of the drawing as provided herein, the proceeds of which will be used to satisfy the reimbursement obligations and the unreimbursed amount of such drawing shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 360 days for each applicable day on which the Base Rate shall be determined on the basis of the Federal Funds Effective Rate and over a year of 365/66 days for each applicable day on which the Base Rate shall be determined on the basis of the Prime Rate) equal to the Base Rate. The Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrowers may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrowers or any Restricted Subsidiary to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 p.m., Charlotte, North Carolina time, otherwise such payment shall be made at or before 12:00 noon, Charlotte, North Carolina time, on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate (computed on the basis of the actual number of days elapsed over a year of 360 days) and thereafter at a rate equal to the Base Rate (computed on the basis of the actual number of days elapsed over a year of 360 days for each applicable day on which the Base Rate shall be determined on the basis of the Federal Funds Effective Rate and over a year of 365/66 days for each applicable day on which the Base Rate shall be determined on the basis of the Prime Rate). Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrowers hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrowers with respect thereto.

     (e)  Modification, Extension. The issuance of any supplement, modification,
          -----------------------
amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     (f)  Uniform Customs and Practices.  Except as otherwise expressly stated
          -----------------------------
herein, any Letter of Credit shall be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP") the terms of which may be
                                        ---
incorporated therein and deemed to be a part thereof.

     (g)  Provisions Relating to Trade Letters of Credit.
          ----------------------------------------------

     (i) The Borrowers agree to procure or to cause the beneficiaries of each trade Letter of Credit to procure promptly any necessary import and export or other licenses for the import or export or shipping of any goods referred to in or pursuant to a trade Letter of Credit and to comply and to cause the beneficiaries to comply with all foreign and domestic governmental regulations with respect to the shipment and warehousing of such goods or otherwise relating to or affecting such trade Letter of Credit, including governmental regulations pertaining to transactions involving designated foreign countries or their nationals, and to furnish such certificates in that respect as the Issuing Lender thereof may at any time reasonably require, and to keep such goods adequately covered by insurance in amounts, with carriers and for such risks as shall be customary in the industry and to furnish the Issuing Lender at its request with reasonable evidence thereof. Should such insurance (or lack thereof) upon said goods for any reason not be reasonably satisfactory to such Issuing Lender, the Issuing Lender may (but is not obligated to) obtain, at the Borrowers' expense at reasonable cost, insurance satisfactory to the Issuing Lender.

     (ii) In connection with each trade Letter of Credit, neither any Issuing Lender nor any of their correspondents shall be responsible for: (A) the existence, character, quality, quantity, condition, packing, value or delivery of the property purporting to be represented by documents; (B) any difference in character, quality, quantity, condition or value of the property from that expressed in documents; (C) the time, place, manner or order in which shipment of the property is made; (D) partial or incomplete shipment referred to in such credit; (E) the character, adequacy or responsibility of any insurer, or any other risk connected with insurance; (F) any deviation from instructions, delay, default or fraud by the beneficiary or any one else in connection with the property or the shipping thereof; (G) the solvency, responsibility or relationship to the property of any party issuing any documents in connection with the property; (H) delay in arrival or failure to arrive of either the property or any of the documents relating thereto; (I) delay in giving or failure to give notice of arrival or any other notice; (J) any breach of contract between the shippers or vendors and the Borrowers or any applicable Restricted Subsidiary; (K) any laws, customs, and regulations which may be effective in any jurisdiction where any negotiation and/or payment of such trade Letter of Credit occurs; (L) failure of documents (other than documents required by the terms of the trade Letter of Credit) to accompany any draft at negotiation; or (M) failure of any person to note the amount of any document or drafts on the reverse of such trade Letter of Credit or to surrender or to take up such trade Letter of Credit or to forward documents other than documents required by the terms of the trade Letter of Credit. In connection with each trade Letter of Credit, the Lender shall not be responsible for any error, neglect or default of any of their correspondents. Nothing set forth in the above shall affect, impair or prevent the vesting of any of the Issuing Lender's rights or powers hereunder. If a trade Letter of Credit provides that payment is to be made by the Issuing Lender's correspondent, neither the Issuing Lender nor such correspondent shall be responsible for the failure of any of the documents specified in such trade Letter of Credit to come into the Issuing Lender's hands, or for any delay in connection therewith, and the Borrowers' obligation to make reimbursements shall not be affected by such failure or delay in the receipt of any such documents.

     (iii) Notwithstanding anything to the contrary set forth in this Agreement, a trade Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of any Subsidiary of a Borrower, provided that notwithstanding such statement, the
                          --------
Borrowers shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the Borrowers' obligations hereunder with respect to such Letter of Credit.

     (h)   Nature of Issuing Lender's Duties.
           ---------------------------------

     (i) As between the Borrowers and the Issuing Lender, the Borrowers shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (A) for the validity, accuracy, genuineness or legal effect of drafts, required statements or documents, even if such drafts, statements or documents should in fact prove to be in any or all respects invalid, inaccurate, fraudulent or forged; (B) for any defect in a draft, payment request or other document unless such defect is readily apparent upon the face of the draft, payment request or other document;
(C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; or (D) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

     (ii) If a Borrower consents in writing to any overdrafts under any Letter of Credit or authorizes in writing payment under any Letter of Credit with irregular accompanying documents or authorizes or consents in writing to any departure from the terms of such Letter of Credit, this Agreement shall be fully binding upon the Borrowers with respect to such overdrafts, irregularities or both and Lenders' rights shall be, in every respect, the same as if this Agreement and such Letter of Credit expressly provided for such overdraft or irregularity or both. If at the written request of a Borrower there is any extension of time for presentation of any payment request or any document under a Letter of Credit, this Agreement shall be fully binding upon the Borrowers with regard to any payment request and documents presented within such extended time.

     (iii) Nothing in this Section 2.03(h) is intended to limit the reimbursement obligation of the Borrowers contained in Section 2.03(d). No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Agreement.

     SECTION 2.04  Competitive Loan Subfacility.
                   ----------------------------

     (a)  Competitive Loans.  Subject to and upon the terms and conditions and
          -----------------
relying upon the representations and warranties herein set forth, the Borrowers may, from time to time until the Maturity Date, request and each Lender may, in its sole discretion, agree to make, Competitive Loans in Dollars to the Borrowers; provided, however, that (i) the aggregate principal amount of
           --------  -------
outstanding Competitive Loans shall not at any time exceed the lesser of (a) an amount equal to fifty percent (50%) of the aggregate Revolving Committed Amount, or, so long as the Company shall have attained and shall maintain a rating for its senior unsecured non-credit enhanced long-term debt of BBB- or better by S&P or Baa3 or better by Moody's, or in the absence of a rating, a Total Debt Ratio of less than 3.5:1.0, an amount equal to one hundred percent (100%) of the aggregate Revolving Committed Amount, or (b) the Revolving Committed Amount (the "Competitive Loan Maximum Amount"), and (ii) the sum of Revolving Loans
 -------------------------------
outstanding plus Swingline Loans outstanding plus the LOC Obligations
            ----                             ----
outstanding plus Competitive Loans outstanding shall not at any time exceed the
            ----
Revolving Committed Amount. Each Competitive Loan shall be not less than $5,000,000 in the aggregate and integral multiples of $1,000,000 in excess thereof (or the remaining portion of the Competitive Loan Maximum Amount, if less).

     (b)  Competitive Bid Requests.  A Borrower may solicit Competitive Bids by
          ------------------------
delivery of a Competitive Bid Request substantially in the form of Schedule VA-1
                                                                   -------------
to the Administrative Agent by 12:00 Noon (Charlotte, North Carolina time) on a Business Day not less than one (1) nor more than four (4) Business Days prior to the date of a requested Competitive Loan borrowing. A Competitive Bid Request shall specify (i) the date of the requested Competitive Loan borrowing (which shall be a Business Day), (ii) the amount of the requested Competitive Loan borrowing and (iii) the applicable Interest Periods requested and shall be accompanied by payment of the Competitive Bid Request Fee. The Administrative Agent shall, promptly following its receipt of a Competitive Bid Request under this subsection (b), notify the Lenders of its receipt and the contents thereof and invite the Lenders to submit Competitive Bids in response thereto. A form of such notice is provided in Schedule VA-2. No more than two (2) Competitive Bid
                           -------------
Requests (e.g., a Borrower may request Competitive Bids for no more than two (2) different Interest Periods at a time) shall be submitted at any one time and Competitive Bid Requests may be made no more frequently than once every five (5) Business Days.

     (c)  Competitive Bid Procedure.  Each Lender may, in its sole discretion,
          -------------------------
make one or more Competitive Bids to the applicable Borrower in response to a Competitive Bid Request. Each Competitive Bid must be received by the Administrative Agent not later than 10:00 A.M. (Charlotte, North Carolina time) on the Business Day next succeeding the date of receipt by the Administrative Agent of the related Competitive Bid Request. A Lender may offer to make all or part of the requested Competitive Loan borrowing and may submit multiple Competitive Bids in response to a Competitive Bid Request. The Competitive Bid shall specify (i) the particular Competitive Bid Request as to which the Competitive Bid is submitted, (ii) the minimum (which shall be not less than $1,000,000 and integral multiples of $1,000,000 in excess thereof) and maximum principal amounts of the requested Competitive Loan or Loans as to which the Lender is willing to make, and (iii) the applicable interest rate or rates and Interest Period or Periods therefor. A form of such Competitive Bid is provided in Schedule VA-3. A Competitive Bid submitted by a
   -------------

Lender in accordance with the provisions hereof shall be irrevocable. The Administrative Agent shall promptly notify the Borrowers by no later than 10:30 A.M. (Charlotte, North Carolina time) on the Business Day succeeding the date of receipt by the Administrative Agent of the related Competitive Bid Request of all Competitive Bids made and the terms thereof. The Administrative Agent shall send a copy of each of the Competitive Bids to the Borrowers for their records as soon as practicable.

     (d)  Submission of Competitive Bids by Administrative Agent.  If the
          ------------------------------------------------------
Administrative Agent, in its capacity as a Lender, elects to submit a Competitive Bid in response to any Competitive Bid Request, it shall submit such Competitive Bid directly to the Borrowers one-half of an hour earlier than the latest time at which the other Lenders are required to submit their Competitive Bids to the Administrative Agent in response to such Competitive Bid Request pursuant to subsection (c) above.

     (e)  Acceptance of Competitive Bids.  The applicable Borrower may, in its
          ------------------------------
sole and absolute discretion, subject only to the provisions of this Section 2.04(e), accept or refuse any Competitive Bid offered to it. To accept a Competitive Bid, a Borrower shall give written notification (or telephonic notice promptly confirmed in writing) substantially in the form of Schedule VA-4
                                                                   -------------
of its acceptance of any or all such Competitive Bids to the Administrative Agent by 11:00 A.M. (Charlotte, North Carolina time) on the date on which notice of election to make a Competitive Bid is to be given to the Administrative Agent by the Lenders; provided, however, (i) the failure by a Borrower to give timely
                --------  -------
notice of its acceptance of a Competitive Bid shall be deemed to be a refusal thereof, (ii) a Borrower may accept Competitive Bids only in ascending order of rates, (iii) the aggregate amount of Competitive Bids accepted by a Borrower shall not exceed the principal amount specified in the Competitive Bid Request,
(iv) a Borrower may accept a portion of a Competitive Bid in the event, and to the extent, acceptance of the entire amount thereof would cause such Borrower to exceed the principal amount specified in the Competitive Bid Request, subject however to the minimum amounts provided herein (and provided that where two or more Lenders submit such a Competitive Bid at the same Competitive Bid Rate, then pro rata between or among such Lenders) and (v) no bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $1,000,000 and integral multiples of $1,000,000 in excess thereof, except that where a portion of a Competitive Bid is accepted in accordance with the provisions of Section 2.04(e)(iv), then in a minimum principal amount of $1,000,000 and integral multiples of $1,000,000 in excess thereof (but not in any event less than the minimum amount specified in the Competitive Bid), and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to Section 2.04(e)(iv), the amounts shall be rounded to integral multiples of $1,000,000 in a manner which shall be in the discretion of the applicable Borrower. A notice of acceptance of a Competitive Bid given by a Borrower in accordance with the provisions hereof shall be irrevocable. The Administrative Agent shall, not later than 12:00 Noon (Charlotte, North Carolina time) on the date of receipt by the Administrative Agent of a notification from a Borrower of its acceptance and/or refusal of Competitive Bids, notify each affected Lender of its receipt and the contents thereof. Upon its receipt from the Administrative Agent of notification of a Borrower's acceptance of its Competitive Bid in accordance with the terms of this Section 2.04(e), each successful bidding

Lender will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted.

     (f)  Funding of Competitive Loans.  Each Lender which is to make a
          ----------------------------
Competitive Loan shall make its Competitive Loan borrowing available to the Administrative Agent for the account of the Borrowers at the office of the Administrative Agent specified herein by 1:30 P.M. (Charlotte, North Carolina time) on the date specified in the Competitive Bid Request in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrowers by crediting the account of the Borrowers on the books of such office with the aggregate of the amount made available to the Administrative Agent by the applicable Competitive Loan Lenders and in like funds as received by the Administrative Agent.

     (g)  Maturity of Competitive Loans.  Each Competitive Loan shall mature and
          -----------------------------
be due and payable in full on the last day of the Interest Period applicable thereto. Unless a Borrower shall give notice to the Administrative Agent otherwise, the Borrowers shall be deemed to have requested a Revolving Loan borrowing in the amount of the maturing Competitive Loan, the proceeds of which will be used to repay such Competitive Loan.

     (h)  Interest on Competitive Loans.  Subject to the provisions of Section
          -----------------------------
3.01, Competitive Loans shall bear interest in each case at the Competitive Bid Rate applicable thereto. Interest on Competitive Loans shall be payable in arrears on each Interest Payment Date.

     SECTION 2.05.  Voluntary Termination.
                    ---------------------

     The Borrowers may from time to time permanently reduce or terminate the aggregate Revolving Committed Amount in whole or in part (in minimum aggregate amounts of the lesser of $1,000,000 or the full remaining amount of the Revolving Committed Amount) upon three Business Days' prior irrevocable written notice to the Administrative Agent; provided, however, no such termination or
                                    --------  -------
reduction shall be made which would reduce the Revolving Committed Amount to an amount less than the sum of Revolving Loans outstanding plus Swingline Loans
                                                        ----
outstanding plus LOC Obligations outstanding plus Competitive Loans outstanding.
            ----                             ----
The commitments of the Lenders to make, extend or convert Revolving Loans shall automatically terminate on the Maturity Date. The Administrative Agent shall promptly notify each of the Lenders of receipt by the Administrative Agent of any notice from the Borrowers pursuant to this Section 2.05.

     SECTION 2.06.  Fees.
                    ----

     (a)  Facility Fee.  In consideration of the Commitments hereunder, the
          ------------
Borrowers agree to pay to the Administrative Agent for the account of the Lenders a facility fee (the "Facility Fee") on the aggregate Revolving Committed
                             ------------
Amount computed at a per annum rate equal to the Applicable Margin for each day during the applicable period. The Facility Fee shall be payable quarterly in arrears on the fifteenth (15th) day of each January, April, July and October and on the Maturity Date for the immediately preceding fiscal quarter (or portion thereof).

     (b)   Letter of Credit Fees.
           ---------------------

     (i)   Standby Letter of Credit Fee.  In consideration of the issuance of
           ----------------------------
standby Letters of Credit hereunder, the Borrowers agree to pay to the Issuing Lender a fee (the "Standby Letter of Credit Fee") equal to the Applicable Margin
                   ----------------------------
for Letters of Credit plus one-eighth of one percent (1/8%) per annum on the
                      ----
average daily maximum amount available to be drawn under each such Letter of Credit from the date of issuance to the date of expiration. Of such Standby Letter of Credit Fee, the Issuing Lender shall retain for its own account without sharing by the other Lenders one-eighth of one percent (1/8%) per annum thereon and shall promptly pay over to the Administrative Agent for the ratable benefit of the Lenders (including the Issuing Lender) the remainder of amounts paid on the Standby Letter of Credit Fee; provided, however, that the Lenders
                                          --------  -------
shall not be entitled to any such fee in respect of a standby Letter of Credit which is an Existing Letter of Credit if such fee has been deemed to be earned during the period prior to the Closing Date (it being understood and agreed by each of the Lenders that any such fee in respect of a standby Letter of Credit which is an Existing Letter of Credit shall be deemed to be earned evenly throughout the period for which it is paid regardless of when it was paid). The Standby Letter of Credit Fee will be payable quarterly in arrears on the 15th day of each January, April, July and October.

     (ii)  Trade Letter of Credit Fee. In consideration of the issuance of trade
           --------------------------
Letters of Credit hereunder, the Borrowers agree to pay to the Issuing Lender a fee (the "Trade Letter of Credit Fee") equal to one-quarter of one percent
          --------------------------
(1/4%) of the amount of each drawing under any such Letter of Credit or such lesser amount as may be agreed upon by the Issuing Lender and the Borrowers. Of such Trade Letter of Credit Fee, the Issuing Lender shall pay over to the Administrative Agent for the ratable benefit of the Lenders (including the Issuing Lender) one-eighth of one percent (1/8%) thereof and the Issuing Lender may retain for its own account without sharing by the other Lenders the amount in excess thereof, if any. The Trade Letter of Credit Fee will be collected by the Issuing Lender on the date of each drawing, the Lenders' portion of which will be paid over to the Administrative Agent quarterly on the 15th day of each January, April, July and October for distribution to the Lenders (including the Issuing Lender).

     (iii) Issuing Lender Fees.  In addition to the Standby Letter of Credit
           -------------------
Fees and Trade Letter of Credit Fees payable pursuant to clauses (i) and (ii) above, the Borrowers shall pay to the Issuing Lender for its own account without sharing by the other Lenders the customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").
                              -------------------

     (c)   Agents' Fees.  The Borrowers agree to pay to the Administrative Agent
           ------------
and the Co-Arrangers, for their own account, such structuring, syndication, administrative and other fees (collectively, the "Agents' Fees") as provided in
                                                  ------------
the Mandate Letter and the Administrative Agent's Fee Letter.

     (d)   Competitive Bid Request Fee.  The Borrowers shall pay to the
           ---------------------------
Administrative Agent concurrently with each Competitive Bid Request such administrative fee as provided in the Administrative Agent's Fee Letter (the "Competitive Bid Request Fee").
 ---------------------------

                                 ARTICLE III.

                     ADDITIONAL PROVISIONS REGARDING LOANS

     SECTION 3.01.  Default Rate.
                    ------------

     Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).

     SECTION 3.02.  Prepayments.
                    -----------

     (a)   Voluntary.
           ---------

     (i)   Revolving Loans and Competitive Loans.  The Borrowers shall have the
           -------------------------------------
right to prepay Revolving Loans and Competitive Loans in whole or in part from time to time without premium or penalty; provided, however, that (A) each such
                                         --------  -------
partial prepayment shall be a minimum principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof and (B) no Eurodollar Loan or Competitive Loan may be prepaid prior to the last day of the Interest Period applicable thereto unless accompanied by payment of amounts specified in Section
3.07. Amounts prepaid on the Revolving Loans may be reborrowed in accordance with the provisions hereof.

     (ii)  Swingline Loans.  The Borrowers shall have the right to prepay
           ---------------
Swingline Loans which are Base Rate Loans in whole or in part from time to time without premium or penalty; provided, however, that each such partial prepayment
                            --------  -------
shall be a minimum principal amount of $100,000 or an integral multiple of $100,000 in excess thereof. Swingline Loans which are Quoted Rate Swingline Loans may not be prepaid unless accompanied by payments of amounts specified in
Section 3.07. Amounts prepaid on the Swingline Loans may be reborrowed in accordance with the provisions hereof.

     (iii) Application.  Amounts prepaid hereunder shall be applied to the
           -----------
Revolving Loans and the Swingline Loans as the Borrowers may elect, provided
                                                                    --------
that if the Borrowers shall fail to specify their application, prepayments shall be applied, first, to the Swingline Loans (and with respect to Base Rate Loans and Quoted Rate Swingline Loans comprising such Loans, first to Base Rate Loans and then to Quoted Rate Swingline Loans in direct order of Interest Period maturities), second, to Revolving Loans (and with respect to Base Rate Loans and Eurodollar

Loans comprising such Loans, first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities) and, third, to Competitive Loans in direct order of Interest Period maturities.

     (b)   Mandatory.
           ---------

           (i)   Revolving Committed Amount Limitation. If at any time (A) the
                 -------------------------------------
sum of Revolving Loans outstanding plus Swingline Loans outstanding plus LOC
                                   ----                             ----
Obligations outstanding plus Competitive Loans outstanding shall exceed (B) the Revolving Committed Amount, then in any such instance the Borrowers shall pay, prepay or otherwise reduce so much of the outstanding Loans and LOC Obligations as shall be necessary to eliminate such excess.

           (ii)  Asset Dispositions.  Unless otherwise agreed by the Required
                 ------------------
Lenders, the aggregate Revolving Committed Amounts under this Agreement and under the 364-Day Credit Agreement shall be permanently reduced in an aggregate amount equal to one hundred percent (100%) of the net cash proceeds received from Asset Dispositions to the extent that (A) such net cash proceeds are not reinvested in property or assets within two (2) years, in the case of the sale or disposition of a replacement warehouse facility, and, in all other cases, 180 days of the date of sale, lease, disposition, casualty, theft or loss which gave rise to the Asset Disposition, and (B) the aggregate amount of net cash proceeds from all such Asset Dispositions not reinvested within the applicable period shall exceed ten percent (10%) of Consolidated Net Tangible Assets on the most recent Determination Date. In connection with a reduction in the Revolving Committed Amount in accordance with this subsection (ii), the reduction of the Commitments hereunder and under the 364 Day Credit Agreement shall be applied, first, to the Loans outstanding under the 364-Day Credit Agreement if and to the extent Loans are outstanding thereunder beyond the Revolving Commitment Termination Date (as defined in the 364-Day Credit Agreement) until the aggregate amount of such Loans outstanding is reduced to zero, and, second, to the Revolving Committed Amount under this Agreement until the Revolving Committed Amount hereunder is reduced to zero, and, third, to the Revolving Committed Amount under the 364-Day Credit Agreement.

           (iii) Payments and prepayments pursuant to this Section 3.02(b) shall be applied, first, to Swingline Loans (and with respect to Base Rate Loans and
            -----
Quoted Rate Swingline Loans comprising such Loans, first to Base Rate Loans and then to Quoted Rate Swingline Loans in direct order of Interest Period maturities), until all Swingline Loans have been repaid or prepaid in full; second, to Revolving Loans (and with respect to Base Rate Loans and Eurodollar
------
Loans comprising such Loans, first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities), until all Revolving Loans have been repaid or prepaid in full; third, to Competitive Loans in direct order
                                     -----
of Interest Period maturities; and fourth, to the extent necessary, to the
                                   ------
payment to the Administrative Agent of additional amounts of cash, to be held by the Administrative Agent, for the benefit of the Issuing Lender and the other Lenders, in a cash collateral account as additional security for the Borrowers' LOC Obligations for subsequent drawings under then outstanding Letters of Credit.

     (c) General.  All prepayments of Loans shall be subject to Section 3.07 but
         -------
otherwise without premium or penalty and shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment and all other amounts due and payable hereunder with respect to such Loans.

     SECTION 3.03.  Extension and Conversion.
                    ------------------------

     The Borrowers shall have the option, on any Business Day, to extend existing Loans into a subsequent Interest Period or to convert Loans into Loans of another type; provided, however, that (i) except as provided in Section 3.06,
                 --------  -------
Eurodollar Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion,
(iii) Loans extended as, or converted into, Eurodollar Loans shall be in such minimum amounts as provided in Section 2.01(b), (iv) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month and
(v) Swingline Loans may not be converted or extended pursuant to this Section
3.03. Each such extension or conversion shall be effected by the Borrowers by giving a Notice of Extension/Conversion (or telephone notice promptly confirmed in writing) to the Administrative Agent prior to 1:00 P.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall constitute a representation and warranty by the Borrowers of the matters specified in Sections 5.02(b), (c) and (d). In the event the Borrowers fail to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Loans shall be automatically converted into Base Rate Loans at the end of their Interest Period. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

     SECTION 3.04.  Alternate Rate of Interest.
                    --------------------------

     In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan the Administrative Agent shall have determined in good faith (i) that dollar deposits in the principal amounts of such Eurodollar Loan are not generally available in the London interbank market or (ii) that reasonable means do not exist for ascertaining the Eurodollar Rate as practicable thereafter, give telex or telecopy notice of such determination to the Borrowers and the Lenders. In the event of any such determination under clause (i) or (ii) above, until the Administrative Agent shall have advised the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any request by the Borrowers for a Eurodollar Loan pursuant to Section 2.01(b) shall be deemed to be a request for a Base Rate Loan and (B) any request by the Borrowers for conversion into or extension of a Eurodollar Loan pursuant to Section 3.03 shall be deemed to be a request for conversion into or extension of a Base Rate Loan. Each determination by the Administrative Agent hereunder shall be in good faith and shall be rebuttably presumptive evidence thereof absent manifest error.

     SECTION 3.05.  Reserve Requirements; Change in Circumstances.
                    ---------------------------------------------

     (a) Notwithstanding any other provision herein, if after the Relevant Date (as defined in Section 3.05(c)) any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Body charged with the interpretation or administration thereof (whether or not having the force of law) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender (including without limitation the Swingline Lender and the Issuing Lender), or shall impose on such Lender or the London interbank market any other condition affecting this Agreement, such Lender's Commitment, any Loan made by such Lender, any Letter of Credit issued by such Lender or any Participation Interest held by such Lender (other than the imposition of or change in the rate of any Taxes as defined in Section 4.04 or the imposition of or change in the rate of any item specifically excluded from such definition of Taxes pursuant to the terms of such Section), and the result of any of the foregoing shall be to increase the cost to such Lender of making, issuing or maintaining such Loan, Letter of Credit or Participation Interest, as the case may be, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrowers will pay to such Lender in accordance with Section 3.05(d) upon demand such additional amount or amounts as will compensate such Lender for any such additional costs incurred or reduction suffered after delivery to the Borrowers of a certificate relating to such additional costs or such reduction as contemplated by such Section 3.05(d).

     (b) If any Lender (including without limitation the Swingline Lender, the Issuing Lender and any Competitive Lender) shall have determined that after the Relevant Date the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement, such Lender's Commitment or any Loan made by such Lender pursuant hereto, any Letter of Credit issued by such Lender pursuant hereto or any Participation Interest held by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time after delivery to the Borrowers of a certificate relating to such additional cost or costs as contemplated by Section 3.05(d), the Borrowers shall pay to such Lender in accordance with such Section 3.05(d) such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

     (c) For purposes of this Section 3.05, "Relevant Date" shall mean, in the case of a Lender that is a Lender on the date hereof and, in the case of a Lender that becomes a Lender after the date hereof as provided in Section 12.04(b), the date on which such Lender becomes a Lender under such Section.

     (d) A certificate signed by a duly authorized officer of a Lender setting forth such amount or amounts (including computation of such amount or amounts) as shall be necessary to compensate such Lender or its holding company as specified in Section 3.05(a) or (b), as the case may be, shall be delivered to the Borrowers and the Administrative Agent, and the Borrowers shall pay to such Lender, within 30 Business Days after receipt by the Borrowers of such certificate delivered by the Lender, the amount shown as due on any such certificate.

     (e) The protection of this Section shall be available to each Lender (including without limitation the Swingline Lender and the Issuing Lender) regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed. Each determination by a Lender (including without limitation the Swingline Lender and the Issuing Lender) under this
Section 3.05 shall be in good faith and shall be rebuttably presumptive evidence thereof absent manifest error.

     SECTION 3.06.  Change in Legality.
                    ------------------

     (a) Notwithstanding any other provision herein, if any change in any law or regulation or in the interpretation thereof by any Governmental Body charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by 30 days' (or such shorter period as shall be required in order to comply with applicable law) written notice to the Borrowers and to the Administrative Agent, such Lender may:

          (i) declare that Eurodollar Loans, and conversions into or extensions of Eurodollar Loans, will not thereafter be made by such Lender hereunder, whereupon any request by a Borrower for, or for conversion into or extension of, a Eurodollar Loan shall, as to such Lender only, be deemed a request for, or for conversion into or extension of, a Base Rate Loan, unless such declaration shall be subsequently withdrawn; and

          (ii) require that all outstanding Eurodollar Loans made by it be converted to Base Rate Loans, in which event all such Eurodollar Loans shall be automatically converted to Base Rate Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the Base Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

     (b) For purposes of this Section 3.06, a notice to the Borrowers by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrowers. Each determination by a Lender under this Section 3.06 shall be in good faith and shall be rebuttably presumptive evidence thereof absent manifest error.

     SECTION 3.07.  Indemnity.
                    ---------

     The Borrowers shall indemnify each Lender (including without limitation the Swingline Lender) against any loss, cost or expense which such Lender may sustain or incur as a consequence of (a) any failure by the Borrowers to borrow or to refinance, convert or extend any Loan hereunder after notice of such borrowing, refinancing, conversion or extension has been given pursuant to
Section 2.01, 2.02 or 3.03, or (b) any payment, prepayment or conversion by the Borrowers of a Eurodollar Loan, Quoted Rate Swingline Loan or a Competitive Loan required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period, if any, applicable thereto. In the case of any such event, the Borrowers shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to such Lender any amounts required to compensate such Lender for any reasonable loss, cost or expense which such Lender may incur as a result of such action or inaction by the Borrowers, including without limitation any reasonable loss, cost or expense incurred by reason, of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Loan or proposed Loan. Each request for payment hereunder shall be accompanied by a certificate of the Lender requesting payment with a calculation in reasonable detail of the loss, cost or expense for which recovery is sought. Each determination by a Lender under this Section 3.07 shall be in good faith and shall be rebuttably presumptive evidence thereof absent manifest error.

     SECTION 3.08.  Mandatory Assignment; Commitment Termination.
                    --------------------------------------------

     In the event that any Lender delivers to the Administrative Agent or the Borrowers, as appropriate, a certificate in accordance with Section 3.05(d) or a notice in accordance with Section 3.06 or in the event that any Lender fails to fulfill its Commitment to make any Revolving Loan, then, provided that no Default or Event of Default has occurred and is continuing at such time, the Borrowers may, at their own expense (such expense to include any transfer fee payable to the Administrative Agent under Section 12.04(b)), and in its sole discretion (a) require such Lender to transfer and assign in whole or in part, without recourse (in accordance with and subject to the terms and conditions of Section 12.04(b)), all or part of its interests, rights and obligations under this Agreement to an Eligible Assignee which shall assume such assigned obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such assignment shall not relieve the Borrowers from their obligations to pay such additional amounts that may be due in accordance with Section 3.05(a) or (b), (ii) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Body and (iii) the Borrowers or such Eligible Assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all accrued Fees and other amounts owed to it hereunder or (b) terminate the Commitment of such Lender, prepay all outstanding Loans of such Lender and cash collateralize such Lender's Participation Interests in Swingline Loans and LOC Obligations then outstanding; provided that (i) such termination of the Commitment of such Lender shall not relieve the Borrowers from their obligations to pay such additional amounts that may be due in accordance with Section 3.05(a) or (b), (ii) such termination of the Commitment of such Lender, prepayment of Loans and cash collateralization of such Participation Interests in Swingline Loans and LOC Obligations does not conflict with any law, rule or regulation or order of any court or other Governmental Body and (iii) the Borrowers shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder and shall have cash collateralized such Lender's Participation Interests in outstanding Swingline Loans and LOC Obligations.

     SECTION 3.09.  Concerning Joint and Several Liability of the Borrowers.
                    -------------------------------------------------------

     (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

     (b) Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower with respect to the payment and performance of all of the obligations of the Borrowers under the Credit Documents (the "Credit Obligations"), it being the intention of the parties
                ------------------
hereto that all such Credit Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

     (c) If and to the extent that either Borrower shall fail to make any payment with respect to any of the Credit Obligations as and when due or to perform any of the Credit Obligations in accordance with the terms thereof, then in each such event, the other Borrower will make such payment with respect to, or perform, such Credit Obligations.

     (d)  The obligations of each Borrower under the provisions of this Section
3.09 constitute full recourse obligations of both of the Borrowers, enforceable against both of the

Borrowers to the full extent of their properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

     (e) The provisions of this Section 3.09 are made for the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against either Borrower as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against the other Borrower or to exhaust any remedies available to it against the other Borrower or to resort to any other source or means of obtaining payment of any of the Credit Obligations or to elect any other remedy. The provisions of this Section 3.09 shall remain in effect until all the Credit Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Credit Obligations, is rescinded or must otherwise be restored or returned by any Lender upon the insolvency, bankruptcy or reorganization of either Borrower, or otherwise, the provisions of this Section 3.09 will forthwith be reinstated in effect, as though such payment had not been made.

     (f) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the joint obligations of a Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the federal Bankruptcy Code).

     (g) The Borrowers hereby agree, as among themselves, that if a Borrower shall become an Excess Funding Borrower (as defined below), the other Borrower shall, on demand of such Excess Funding Borrower (but subject to the next sentence hereof and to subsection (B) below), pay to such Excess Funding Borrower an amount equal to such Borrower's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Borrower) of such Excess Payment (as defined below). The payment obligation of a Borrower to any Excess Funding Borrower under this Section 3.09(g) shall be subordinate and junior in right of payment to the prior payment in full of the Credit Obligations of such Borrower under the other provisions of this Agreement, and such Excess Funding Borrower shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such Credit Obligations. For purposes hereof, (i) "Excess Funding Borrower" shall mean, in respect of any Credit Obligations arising under the other provisions of this Agreement (the "Joint Obligations"), a Borrower that has paid an amount in excess of its Pro Rata Share of the Joint Obligations; (ii) "Excess Payment" shall mean, in respect of any Joint Obligations, the amount paid by an Excess Funding Borrower in excess of its Pro Rata Share of such Joint Obligations; and (iii) "Pro Rata Share", for the purposes of this Section 3.09(g), shall mean, for any Borrower, the ratio (expressed as a percentage) of (A) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (B) the amount by which the aggregate present fair saleable value of all assets and other properties of such Borrower and the other Borrower exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower and the other Borrower hereunder) of such Borrower and the other Borrower, all as of the Closing Date (if any Borrower becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 3.09(g) such subsequent Borrower shall be deemed to have been a Borrower as of the Closing Date and the information pertaining to, and only pertaining to, such Borrower as of the date such Borrower became a Borrower shall be deemed true as of the Closing Date).


                                  ARTICLE IV.

   PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; U.S. TAXES; EVIDENCE OF LOANS

     SECTION 4.01.  Payments and Computations.
                    -------------------------

Except as otherwise specifically provided herein, all payments hereunder shall be made to the Administrative Agent in dollars in immediately available funds, without offset, deduction or withholding of any kind, at its offices at NationsBank Corporate Center, Charlotte, North Carolina not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. The Administrative Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrowers maintained with the Administrative Agent (with notice to the Borrowers). A Borrower shall, at the time it makes any payment under this Agreement, specify to the Administrative Agent the Loans, LOC Obligations, Fees or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders (including without limitation the Swingline Lender and the Issuing Lender) in such manner as the Administrative Agent may determine to be appropriate in respect of obligations owing by the Borrowers hereunder, subject to the terms of Sections 3.02 and 4.02). The Administrative Agent will thereafter cause to be distributed promptly on the same day like funds relating to the payment of principal or interest or Fees ratably to the Lenders entitled to receive such payments in accordance with the terms of this Agreement. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days. Interest shall accrue from and include the date of advance, but exclude the date of payment.

     SECTION 4.02.  Pro Rata Treatment.
                    ------------------

     (a) Except to the extent otherwise provided herein, each Revolving Loan, each payment or prepayment of principal of any Revolving Loan, each payment of interest on the Revolving Loans, each payment of Fees (other than those which are not shared), each reduction of the Revolving Committed Amount and each conversion or extension of any Revolving Loan, shall be allocated pro rata among the Lenders in accordance with their respective Commitment Percentages (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Revolving Loans and Participation Interests of the Lenders).

     (b) Each payment of unreimbursed drawings in respect of LOC Obligations shall be allocated to each Lender entitled thereto pro rata in accordance with the respective Commitment Percentages of the Lenders; provided that, if any
                                                      --------
Lender shall have failed to pay its pro rata share of any drawing under any Letter of Credit, then any amount to which such Lender would otherwise be entitled pursuant to this clause (ii) shall instead be payable to the Issuing Lender; provided further, that in the event any amount paid to any Lender
        -------- -------
pursuant to this clause (ii) is rescinded or must otherwise be returned by the Issuing Lender, each Lender shall, upon the request of the Issuing Lender, repay to the Administrative Agent for the account of the Issuing Lender the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Issuing Lender until the date the Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two (2) Business Days after such request, the Federal Funds Effective Rate (computed on the basis of the actual number of days elapsed over a year of 360 days), and thereafter, the Base Rate plus two percent (2%)
                                                   ----
(computed on the basis of the actual number of days elapsed over a year of 360 days for each applicable day on which the Base Rate shall be determined on the basis of the Federal Funds Effective Rate and over a year of 365/66 days for each applicable day on which the Base Rate shall be determined on the basis of the Prime Rate).

     SECTION 4.03.  Sharing of Payments.
                    -------------------

     The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, unreimbursed drawing with respect to any LOC Obligation or other obligation owing to such Lender under this Agreement through the exercise of a right of set-off, banker's lien, counterclaim or otherwise in excess of its pro rata share as provided for in this Agreement, such Lender shall promptly purchase from the other Lenders a participation in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of set-off, banker's lien, counterclaim or otherwise as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrowers agree that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including set-off, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LOC Obligation or other obligation in the amount of such participation. Except as otherwise expressly provided in this Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Effective Rate.

     SECTION 4.04.  Net Payments.
                    ------------

     All payments made by the Borrowers hereunder will be made without set-off or counterclaim. All payments by the Borrowers hereunder shall be made free and clear of and without deduction or withholding for any Taxes (as hereinafter defined), except to the extent that such deduction or withholding is required by law. For purposes of this Section 4.04, "Taxes" shall mean any present or future license, registration or other fees, taxes or other amounts for or on account of levies, imposts, duties, deductions, withholdings or other charges of whatsoever nature, imposed, levied, collected, withheld or assessed by any governmental or taxing authority, excluding income and franchise taxes imposed on a Lender (i) by a jurisdiction under which such Lender is organized or operating in connection with this Agreement or any political subdivision thereof or (ii) as a result of a present or former connection between the jurisdiction of the governmental or taxing authority imposing such taxes and the Lender. If the Borrowers shall be required to withhold or deduct Taxes (other than U.S. Taxes as defined in Section 4.05) from any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that the amount received is equal to the sum which would have been received had no withholdings or deductions been made, (ii) the Borrowers shall make such necessary withholdings or deductions and (iii) the Borrowers shall pay the full amount withheld or deducted to the relevant authority according to applicable law so that the Lenders shall not be required to make any deduction or payment of Taxes. Notwithstanding anything contained in this Section, the Borrowers shall not be required to make payment hereunder to the extent such amounts relate to any period prior to the date that is 90 days prior to the date that the Borrowers first receive notice from such Lender requesting payment of any such additional amounts. Each Lender making a request for compensation under this Section shall use reasonable efforts to change its Eurodollar lending office with a view to mitigate amounts payable hereunder so long as any such change is not unduly burdensome to the Lender.

     SECTION 4.05.  U.S. Taxes.
                    ----------

     (a) The Borrowers agree to pay to each Lender that is not a U.S. Person (a "Foreign Lender") such additional amounts as are necessary in order that the net
 --------------
payment of any amount due to such Foreign Lender hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment (or in lieu thereof, payment of such U.S. Taxes by such Foreign Lender), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional
                 --------
amounts shall not apply:

               (i) to any payment to any Foreign Lender hereunder unless such Foreign Lender (A) on the date hereof (or on the date it becomes a Lender as provided in Section 12.04(b)) and on the date of any change in the applicable lending office of such Foreign Lender, is entitled to submit either a Form 1001 (relating to such Foreign Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Foreign Lender hereunder in respect of the Loans) and (B) timely delivers such Form in duplicate to the Borrowers, with a copy to the Administrative Agent at such time;

               (ii) to any payment to any Foreign Lender hereunder unless such Foreign Lender delivers to the Borrowers an updated copy of a Form 1001 and a Form 4224 on or before the date of expiration or obsolescence of, or the date of the occurrence of any event requiring a change in, the most recent Form 1001 and/or Form 4224 previously delivered to the Borrowers by such Foreign Lender pursuant to this Section 4.05 (and such extensions or renewals of such Forms as may reasonably be requested by the Borrowers from time to time), unless an event has occurred prior to the date on which delivery of any such updated Form 1001 and/or Form 4224 would otherwise be required which has rendered such Form or Forms inapplicable to any payment to a Foreign Lender hereunder subsequent to such date; or

               (iii) to any U.S. Tax imposed solely by reason of the failure by such Foreign Lender to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity, or connections with the United States of America of such Foreign Lender if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes; and

provided further that the Borrowers shall not be required pursuant to this
-------- -------
Section 4.05 to pay additional amounts to any Foreign Lender to the extent that such additional amounts relate to any payment to such Foreign Lender required hereunder prior to the date that is 90 days after the date that the Borrowers first receive notice from such Foreign Lender requesting payment of any such additional amounts.

For the purposes of this Section 4.05(a), (w) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (x) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), (y) "U.S. Person" shall mean a citizen, national or resident of the United States of

America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income and
(z) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein.

     (b) Within thirty (30) days after paying any amount to the Administrative Agent or any Foreign Lender from which it is required by law to make any deduction or withholding, and within thirty (30) days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrowers shall deliver to the Administrative Agent for delivery to such Foreign Lender evidence satisfactory to such Foreign Lender of such deduction, withholding or payment (as the case may be).

     (c) In the event that any Lender requests payment by the Borrowers of any additional amounts pursuant to Section 4.04 or this Section 4.05(a), then, provided that no Default or Event of Default has occurred and is continuing at such time, the Borrowers may, at their own expense (such expense to include any transfer fee payable to the Administrative Agent under Section 12.04(b)), and in their sole discretion (a) require such Lender to transfer and assign in whole or in part, without recourse (in accordance with and subject to the terms and conditions of Section 12.04(b)), all or part of its interests, rights and obligations under this Agreement to an Eligible Assignee which shall assume such assigned obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such assignment shall not relieve the Borrowers from their obligations to pay such additional amounts that may be due in accordance with Section 4.04 or this Section 4.05(a), (ii) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Body and (iii) the Borrowers or such Eligible Assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all accrued Fees and other amounts owed to it hereunder or (b) terminate the Commitment of such Lender, prepay all outstanding Loans of such Lender and cash collateralize such Lender's Participation Interests in Swingline Loans and LOC Obligations then outstanding; provided that (i) such termination of the Commitment of such Lender shall not relieve the Borrowers from their obligations to pay such additional amounts that may be due in accordance with Section 4.04 or this Section 4.05(a), (ii) such termination of the Commitment of such Lender, prepayment of Loans and cash collateralization of such Participation Interests in Swingline Loans and LOC Obligations does not conflict with any law, rule or regulation or order of any court or other Governmental Body and (iii) the Borrowers shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder and shall have cash collateralized such Lender's Participation Interests in outstanding Swingline Loans and LOC Obligations.

     SECTION 4.06.  Evidence of Loans.
                    -----------------

     (a) Each Lender shall maintain an account or accounts evidencing (i) each Loan made by such Lender to the Borrowers from time to time, (ii) any amounts paid other than as Loans by such Lender to or for the account of the Swingline Lender pursuant to Section 2.02(b)(iii) from time to time and (iii) any amounts paid other than as Loans by such Lender to or for the account of the Issuing Lender pursuant to Section 2.03(c) from time to time, including in each case the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

     (b) The Administrative Agent shall maintain a register and a subaccount for each Lender, in which register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each Loan hereunder, (ii) the maximum amount available to be drawn under each outstanding Letter of Credit, (iii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder, (iv) the amount of any sum received by the Administrative Agent hereunder from or for the account of the Borrowers and each Lender's share thereof and (v) the amount of each payment received by the Issuing Lender from the Borrowers in reimbursement of any LOC Obligations. The Administrative Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

     (c) The entries made in the accounts, register and subaccounts maintained pursuant to Sections 4.06(a) and (b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the
                                               --------  -------
failure of any Lender or the Administrative Agent to maintain any such account, such register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligations of the Borrowers hereunder.


                                  ARTICLE V.

                             CONDITIONS PRECEDENT

     SECTION 5.01.  Conditions to Closing Date.
                    --------------------------

     The effectiveness of this Agreement and the commitments contained herein are subject to satisfaction of the following conditions, in addition to satisfaction of the conditions set forth in Section 5.02:

          (a) Receipt by the Administrative Agent of the following financial information:

              (i) Annual audited consolidated financial statements for each of the Borrowers and their Subsidiaries for fiscal year ended June 28, 1997, including a consolidated balance sheet, and related consolidated statements of operations, changes in stockholders' equity and cash flows, setting forth in each case such information in comparative form for the previous fiscal year and accompanied by an opinion of independent certified public accountants of recognized national standing.

               (ii) Company-prepared quarterly consolidated financial statements for each of the Borrowers and their Subsidiaries for the fiscal quarter immediately preceding the Closing Date for which such information is available, including a consolidated balance sheet, and related consolidated statements of operations, changes in stockholders' equity and cash flows, setting forth in each case such information in comparative form for such periods during the previous fiscal year.

               (iii) Consolidated pro forma financial statements for each of the Borrowers and their Subsidiaries as set forth in the Form S-4 for fiscal years ending June 30, 1996 and June 30, 1997.

          (b) Receipt by the Administrative Agent of (i) the definitive Merger Agreement, as amended and modified with all exhibits and schedules and related agreements (including any share purchase, exchange or other agreements) relating to the merger(s) between JP Foodservice, Inc. (or any of its Subsidiaries, whether existing or newly formed) and Rykoff-Sexton, Inc., and (ii) evidence of consummation of the Merger Transaction.

          (c) Receipt by the Administrative Agent of the definitive corporate capital and ownership structure after giving effect to the merger(s) contemplated pursuant to the foregoing Merger Agreement (including organizational documents, bylaws, shareholder agreements).

          (d) Evidence of receipt by the Borrowers of all necessary approvals, consents and authorizations (including the passage of all waiting periods) from governmental authorities, shareholders, existing lenders and noteholders, and other persons with respect to the Merger Transaction and the transactions contemplated hereunder.

          (e) No circumstances, events or conditions shall have occurred since June 30, 1997, in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and their respective Subsidiaries or in the facts and information regarding such entities as represented to date which has had or could reasonably be expected to have a Material Adverse Effect.

          (f) The absence of any action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports to affect the Borrowers or their respective Subsidiaries or any transaction contemplated hereby or on the ability of the Borrowers or their respective Subsidiaries to perform their obligations under the Credit Documents.

          (g) Evidence of pro forma compliance by the Borrowers and their respective Subsidiaries with their existing financial obligations (including compliance with financial covenants thereunder) after giving effect to the initial advances hereunder and the mergers contemplated pursuant to the Merger Agreement.

          (h) Receipt by the Administrative Agent of multiple counterparts of this Agreement and the Guaranty Agreement executed and delivered by a duly authorized officer of each of the parties thereto.

          (i) Receipt by the Administrative Agent of certified copies of articles of incorporation, bylaws, resolutions, incumbency certificates and the like from the Company, each of the Borrowers and each of the Guarantors.

          (j) Receipt by the Administrative Agent of multiple counterparts of legal opinions of counsel to the Company, the Borrowers and the Guarantors dated as of the Closing Date in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

          (k) Payment to the Administrative Agent, the other Agents and the Lenders all fees due and payable in connection with this Agreement.

     SECTION 5.02.  Each Extension of Credit.
                    ------------------------

     The obligations of each Lender (including the Swingline Lender and the Issuing Lender) to make any Extension of Credit or to convert or extend any Revolving Loan are subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in
Section 5.01:

          (a) (i) In the case of any Revolving Loan, the Administrative Agent shall have received an appropriate Notice of Borrowing or Notice of Extension/Conversion; (ii) in the case of any Swingline Loan, the Swingline Lender shall have received an appropriate notice of borrowing in accordance with the provisions of Section 2.02(b)(i); and (iii) in the case of any Letter of Credit the Issuing Lender shall have received an appropriate request for issuance of a Letter of Credit pursuant to Section 2.03(b);

          (b) The representations and warranties set forth in Article IX shall be true and correct in all material respects on and as of such date (except to the extent that any such representations and warranties expressly relate to an earlier date);

          (c) No Default or Event of Default shall exist and be continuing either prior to or immediately after giving effect thereto; and

          (d) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (i)(A) the sum of Revolving Loans outstanding plus Swingline Loans outstanding plus LOC Obligations
                 ----                             ----
     outstanding plus Competitive Loans outstanding, shall not exceed (B) the
                 ----
     Revolving Committed Amount; (ii) the Swingline Loans outstanding shall not exceed the Swingline Committed Amount; (iii) the LOC Obligations shall not exceed the LOC Committed Amount; and (iv) the Competitive Loans outstanding shall not exceed the Competitive Loan Maximum Amount.

The delivery of each Notice of Borrowing, each Notice of Extension/Conversion, each request for a Swingline Loan pursuant to Section 2.02(b)(i) and each request for issuance of Letter of Credit pursuant to Section 2.03(b) and for a Competitive Bid pursuant to Section 2.04(b) shall constitute a representation and warranty by the Borrowers of the correctness of the matters specified in Sections 5.02(b), (c) and (d) above.


                                  ARTICLE VI.

                       FINANCIAL STATEMENTS; INFORMATION

     SECTION 6.01.  Reporting Requirements.
                    ----------------------

     The Borrowers hereby covenant and agree that, so long as this Agreement is in effect or any Letter of Credit or under any amounts payable hereunder or any of the other Credit Documents shall remain outstanding, and until all of the Commitments shall have been terminated, the Borrowers will furnish, or cause to be furnished, to the Administrative Agent and (except as otherwise provided) each Lender:

          (a) Quarterly Statements.  As soon as available and in any event
              --------------------
     within 50 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, (i) an unaudited consolidated balance sheet of the Company (and upon request of the Lenders unaudited statements for the Borrowers and their Restricted Subsidiaries) as at the end of such quarterly fiscal period and the related unaudited consolidated statements of operations and cash flows of the Company (and upon request of the Lenders unaudited statements for the Borrowers and their Restricted Subsidiaries) for such quarterly fiscal period and (in the case of the second and third such quarterly fiscal period in each fiscal year) for the portion of the fiscal year ended with the last day of such quarterly fiscal period, setting forth in each case in comparative form the respective figures for the corresponding period of the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and certified by the principal financial officer of the Company (or the Borrowers) as fairly presenting, in all material respects, the financial position of the companies being reported on and the results of their operations and cash flows except as to the absence of footnotes and subject to changes resulting from normal year-end audit adjustments and (ii) comparable consolidated financial statements of the Company and its Subsidiaries as at the end of and for such quarterly period, prepared in the same manner as such consolidated financial statements of the Company and its Subsidiaries and similarly certified by the principal financial officer of the Company; provided that delivery within the time period specified above (or, if
     --------
     later, within five days of timely filing with the Commission) of copies of the Company's Quarterly Report on Form 10-Q for any quarterly fiscal period prepared in compliance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of subdivision (i) and (ii) of this
     Section 6.01(a) for such period so long as such Quarterly Report contains the applicable information required by this Section 6.01(a);

          (b) Annual Statements.  As soon as available and in any event within
              -----------------
     95 days after the end of each fiscal year of the Company, (i) a consolidated balance sheet of the Company (and upon request of the Lenders unaudited statements for the Borrowers and their Restricted Subsidiaries) as of the end of such fiscal year and the related consolidated statements of operations, changes in stockholders' equity and cash flows of the Company (and upon request of the Lenders unaudited statements for the Borrowers and their Restricted Subsidiaries) for such fiscal year, setting forth in each case in comparative form the respective figures as of the end of and for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent certified public accountants of recognized national standing selected by the Company and reasonably satisfactory to the Required Lenders, which opinion shall not be made in reliance upon the opinion of any other accountant (except for opinions of other independent certified public accountants in respect of financial statements of a Person which shall have become a Subsidiary or the assets of which shall have been acquired by the Company or a Subsidiary during such fiscal year), shall not contain any qualification as to scope, and shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported on and their results of operations and their cash flows in conformity with GAAP, that the audit of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and that such accountants believe such audit provides a reasonable basis for such opinion and (ii) comparable consolidated financial statements of the Company and its Subsidiaries as at the end of and for such fiscal year, prepared in the same manner as such consolidated financial statements of the Company and accompanied by an opinion thereon of independent certified public accountants meeting the requirements therefor, set forth in the foregoing subdivision (b)(i); provided that, the
                                                              --------
     delivery within the time period specified above (or, if later, within five days of timely filing with the Commission) of the Company's Annual Report on Form 10-K (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) for any fiscal year prepared in compliance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of subdivision
     (i) and (ii) of this Section 6.01(b) for such year so long as such Annual Report contains the applicable opinions and other information required by this Section 6.01(b);

          (c) Officers' Certificates.  Concurrently with each delivery of
              ----------------------
     financial statements of the Company and its Subsidiaries (and upon request of the Borrowers and their Restricted Subsidiaries) pursuant to Section
     6.01 (a) or (b), an Officers' Certificate, addressed to the Administrative Agent and the Lenders:

              (i) stating that the signatories thereto have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Company and its Subsidiaries, or the Borrowers and their Restricted Subsidiaries, as appropriate, during the accounting period covered by such financial statements, and that such review has not disclosed the existence during or at the end of such accounting period, and that such signatories do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event which constitutes a Default or an Event of Default, or, if to their knowledge any such condition or event existed or exists, specifying the nature and period of existence thereof and what action has been taken or is taking or proposed to be taken with respect thereto;

               (ii) setting forth (A) as of the date of the consolidated balance sheet included in such financial statements, the Fixed Charge Coverage Ratio and the Total Debt Ratio, and the respective amounts of Total Debt, Consolidated Net Worth, the Net Worth Minimum, Consolidated Net Tangible Assets, Priority Debt, Attributable Debt, and the aggregate principal amount outstanding of all Debt of Restricted Subsidiaries, (B) the respective amounts of Net Income Available for Fixed Charges, Consolidated Fixed Charges and Operating Cash Flow for the period of four consecutive fiscal quarters of the Borrowers ended on such date, and (C) the amount available as at the conclusion of the accounting period ended on such date for the making of Restricted Payments and Restricted Investments in compliance with
          Section 8.05 and the aggregate unliquidated amount as of such date of all Investments of the Borrowers and their Restricted Subsidiaries of the character described in subdivision (g) of the definition of "Restricted Investments" set forth in Section 1.01; and

               (iii) setting forth facts or computations in reasonable detail demonstrating compliance during and at the end of such accounting period with the covenants and restrictions contained in Section 8.01,
          Section 8.02, Section 8.03, Section 8.04, Section 8.05 and Section 8.07(f);

          (d) Accountant's Certificates.  Concurrently with each delivery of
              -------------------------
annual financial statements pursuant to Section 6.01(b), a written statement, addressed to the Company from the independent certified public accountants referred to in Section 6.01(b) who have reported on such financial statements, substantially to the following effects (with only such variations as reflect the then current generally applicable policy of such accountants with respect to statements of the same or a similar import required pursuant to comparable financing documents and which do not materially alter the substantive import of such statement):

              (i) that their audit has included a reading of the terms of this Agreement sufficient to enable them to make the statement referred to in Section 6.01(d)(iii) (it being understood that no audit procedures, other than those required by generally accepted auditing standards, shall be required);

               (ii) that, in connection with their audit, except as set forth in such written statement, nothing came to their attention which caused them to believe that there exists at the date of such written statement any condition or event which constitutes an Event of Default or Default, insofar as related to accounting matters reflected in the financial statements that were subject to auditing procedures during the course of the audit required pursuant to Section 6.01(b) and, in the case of any such Event of Default or Default which shall have come to their attention, specifying, to the extent determined by such accountants in connection with such audit, the nature and period of existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Event of Default or Default or the period of existence thereof unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit); and

               (iii) that they have read the Officers' Certificate delivered in connection with such financial statements pursuant to Section 6.01(c) and that, in connection with their audit, except as set forth in such written statement, nothing came to their attention that caused them to believe that the matters set forth in such Officers' Certificate pursuant to Sections 6.01(c)(ii) and (iii) insofar as they relate to accounting matters reflected in the financial statements that were subject to auditing procedures during the course of the audit required pursuant to Section 6.01(b), have not been properly stated in accordance with the terms of this Agreement;

          (e) Commission and Other Reports.  Promptly (and in any event within
              ----------------------------
five Business Days) after they become available, to the Administrative Agent only, copies of (i) all financial statements, reports, notices, proxy statements and other information sent or made available generally by the Company or a Borrower to any class of its security holders (other than, in the case of the Borrowers, the Company) or by any Restricted Subsidiary of a Borrower to any class of its security holders (other than the Borrowers or another such Subsidiary), (ii) all regular and periodic reports (including reports on Form 8-
K) and all registration statements (other than those on Form S-8 or a successor form relating to the registration of securities pursuant to an employee benefit plan) and prospectuses filed by the Company, the Borrowers or any Restricted Subsidiaries with any securities exchange, the National Association of Securities Dealers or with the Commission, and (iii) all press releases and other statements made available generally by the Company, the Borrowers or any Restricted Subsidiaries to the public concerning material developments in the business of the Company, the Borrowers or any such Restricted Subsidiary;

          (f) Audit Reports. Promptly (and in any event within five Business
              -------------
Days) after receipt thereof, copies of all reports submitted to a Borrower or any of its Restricted Subsidiaries by independent certified public accountants in connection with any annual audit of the Borrowers or any Restricted Subsidiary made by such accountants, including, without limitation, any comment letter submitted by such accountants in connection with any such audit;

          (g) Defaults, etc.  Promptly (and in any event within five Business
              --------------
Days) after any Responsible Officer of a Borrower obtains knowledge of any condition or event which constitutes a Default or an Event of Default, or that the Administrative Agent or any Lender has given any notice to the Borrowers or any of their Restricted Subsidiaries or taken any other action with respect to a claimed default under or in respect of any Debt referred to in Section 10.01(e) or 10.01(f) or with respect to the occurrence or existence of any event or condition of the type referred to in Section 10.01(g) or 10.01(h), an Officers' Certificate specifying in reasonable detail the nature and period of existence of such actual or claimed Default, Event of Default, default, event or condition, and what action the Borrowers have taken or are taking or propose to take with respect thereto;

          (h) ERISA.  Promptly (and in any event within five Business Days)
              -----
after any Borrower Group Member (i) knows of the occurrence of any Termination Event, (ii) receives with respect to any Multiemployer Plan notice as prescribed in ERISA of any withdrawal liability assessed against any Borrower Group Member or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA), (iii) knows that a prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) for which a statutory or administrative exemption is not available or a breach of fiduciary responsibility has occurred in connection with which any Borrower Group Member could reasonably be subject to any material liability under Section 406, 409, 502(i) or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which such Borrower Group Member has agreed or is required to indemnify any Person against any such liability or (iv) knows that there has been a material adverse change in the funding status of any Plan or Multiemployer Plan, a description of such event or a copy of such notice and a statement by the principal financial officer of the appropriate Borrower briefly setting forth the details regarding such event or condition and the action, if any, which has been or is being taken or is proposed to be taken by such Borrower or any Borrower Group Member with respect thereto;

          (i) Litigation, etc. Promptly (and in any event within five Business
              ----------------
Days) after any Responsible Officer of a Borrower obtains knowledge of any litigation, administrative proceeding or judgment (i) relating to the Borrowers or any of their Restricted Subsidiaries (whether or not considered by the Borrowers to be covered by insurance) which could, if adversely determined, have a Material Adverse Effect, or (ii) relating in any way to this Agreement or any of the other Credit Documents, an Officers' Certificate specifying in reasonable detail the facts and circumstances surrounding such litigation, proceeding or judgment;

          (j) Subsidiary Designation.  Promptly (and in any event within five
              ----------------------
Business Days) after the designation by the Board of Directors of any Subsidiary as an Unrestricted Subsidiary, or any redesignation by the Board of Directors of a Restricted Subsidiary as an Unrestricted Subsidiary or of an Unrestricted Subsidiary as a Restricted Subsidiary, notice thereof accompanied by an Officers' Certificate stating that such designation or redesignation has been made in compliance with the definition of "Restricted Subsidiary" or "Unrestricted Subsidiary", whichever shall be applicable, set forth in Section 1.01, and, in the case of any designation or redesignation of a Subsidiary as an Unrestricted Subsidiary, setting forth the name of each other Subsidiary which has become an Unrestricted Subsidiary as a result thereof;

          (k) Modifications to Indenture or Indenture Notes.  Promptly (and in
              ---------------------------------------------
     any event within five Business Days) after the date on which any amendment or modification of any term or provision of the Indenture or of any of the Indenture Notes, or any waiver of compliance with any such term or provision, has become effective, copies of the instruments pursuant to which such amendment, modification or waiver was effected; and

          (l) Requested Information.  Promptly upon request therefor, such other
              ---------------------
     information as to the Business or Condition of the Borrowers or their Restricted Subsidiaries as may from time to time be reasonably requested by the Administrative Agent or the Required Lenders.


                                 ARTICLE VII.

                      INSPECTION OF PROPERTIES AND BOOKS

     SECTION 7.01.  Inspection Rights of Administrative Agent and Lenders.
                    -----------------------------------------------------

     The Borrowers hereby covenant and agree that, so long as this Agreement is in effect or any Letter of Credit or any amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, and until all of the Commitments shall have been terminated, officers or designated representatives of the Administrative Agent or any Lender may visit and inspect any of the properties of the Borrowers and their Restricted Subsidiaries, including their respective books of account, records, reports and other papers, make copies and extracts therefrom, and discuss their affairs, finances and accounts with their respective officers and employees (with the consent of an appropriate officer) and, so long as a Responsible Officer is present, with their independent public accountants (and the Borrowers hereby authorize and direct each such officer, employee (with the consent of an appropriate officer) and independent public accountant to engage in such discussions and hereby undertakes to cause a Responsible Officer to be present at all reasonable times for purposes of such discussions with said accountants), all at such reasonable times and as often as may be reasonably requested. All expenses incurred in connection with any such visit, inspection or other exercise of rights by officers or designated representatives of the Administrative Agent or any Lender, as applicable, pursuant to this Section shall be borne by the Borrowers except that, if such visit, inspection or other exercise of rights is undertaken at a time when no Default or Event of Default shall be continuing, all such expenses incurred by the Administrative Agent or such Lender, as applicable, in connection therewith shall, subject to the terms of Section 11.09, be for the account of the Administrative Agent or such Lender, as applicable (it being understood and agreed that the fees of any attorney, accountant or other professional employed by the Borrowers in connection with any such visit, inspection or other exercise shall in any event be for the Borrowers' account).


                                 ARTICLE VIII.

                                   COVENANTS

     The Borrowers hereby covenant and agree that from and after the Closing Date and so long as this Agreement is in effect or any Letter of Credit or any amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, and until all of the Commitments shall have been terminated:

     SECTION 8.01.  Maintenance of Certain Financial Conditions.
                    -------------------------------------------

     (a) Fixed Charge Coverage Ratio.  The Borrowers will not permit the Fixed
         ---------------------------
Charge Coverage Ratio as of any Determination Date occurring during the periods set forth below to be less than:


         Closing Date to June 29, 1998    1.5:1.0
         June 30, 1998 and thereafter     1.75:1.0

     (b) Consolidated Net Worth.  The Borrowers will not permit Consolidated Net
         ----------------------
Worth as of any date to be less than the Net Worth Minimum as of such date.

     (c) Total Debt Ratio.  The Borrowers will not permit the Total Debt Ratio
         ----------------
as of any Determination Date occurring during the periods set forth below to exceed:

         Closing Date to September 29, 1998           5.0:1.0
         September 30, 1998 to September 29, 1999     4.5:1.0
         September 30, 1999 to September 29, 2000     4.0:1.0
         September 30, 2000 and thereafter           3.75:1.0

     SECTION 8.02.  Debt Incurrence; Restricted Subsidiary Debt.
                    -------------------------------------------

     (a) The Borrowers will not, and will not permit any Restricted Subsidiary to, incur any Debt on any date if immediately after giving effect to such incurrence and the incurrence or retirement by the Borrowers and their Restricted Subsidiaries of any other Debt on such date the Total Debt Ratio would exceed the amount applicable under Section 8.01(c) for the period during which such date occurs.

     (b) The Borrowers will not permit any Restricted Subsidiary to incur any Debt, except that any Restricted Subsidiary may incur and (subject to Section 8.01(c)) remain liable in respect of Debt if, on and as of the date on which such Restricted Subsidiary proposes to incur such Debt and immediately after giving effect to such incurrence and the incurrence or retirement by the Borrowers and their Restricted Subsidiaries of any other Debt on such date, and to the application of the proceeds of all such incurred Debt, the Priority Debt Amount shall not exceed 10% of Consolidated Net Tangible Assets (the amount of Consolidated Net Tangible Assets for purposes hereof being determined (i) as of such date, if an Officers' Certificate dated as of such date shall have been provided to the Administrative Agent and the Lenders providing facts or computations in reasonable detail demonstrating compliance with the terms of this Section 8.02(b) in connection with the proposed incurrence of Debt on such date, or (ii) if no such Officers' Certificate shall have been provided to the Administrative Agent and the Lenders in connection with the incurrence of such Debt, as of the most recent Determination Date prior to the date of incurrence of such Debt with respect to which the Borrowers shall have delivered the Required Financial Information).

     (c) For purposes of the foregoing Sections 8.02(a) and (b), (i) the term "incur", when used with respect to any Debt, shall mean to directly or indirectly create, incur, assume, agree to purchase or provide funds in respect of, or otherwise become liable (by way of Guaranty or otherwise) in respect of such Debt, and the term "incurrence" shall have a correlative meaning, (ii) in the event the Borrowers or any Restricted Subsidiary shall extend, renew, refund or refinance any Debt, the Borrowers or such Restricted Subsidiary shall be deemed to have incurred such Debt at the time of such extension, renewal, refunding or refinancing, and (iii) any Person designated, redesignated or otherwise becoming a Restricted Subsidiary at any time after the date of this Agreement shall be deemed to have incurred all of its outstanding Debt at such time.

     SECTION 8.03.  Liens.
                    -----

     The Borrowers will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any character of the Borrowers or any of their Restricted Subsidiaries (whether held on the date hereof or hereafter acquired) or any interest therein or any income or profits therefrom except:

          (a) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies either not yet due or the payment of which is not at the time required by Section 8.12;

          (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Persons incurred in the ordinary course of business for sums either not yet due or the payment of which is not at the time required by Section 8.12;

          (c) Liens (other than Liens created or imposed under ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, government contracts, performance and return-of-money bonds and other similar obligations (exclusive in any case of obligations incurred in connection with the borrowing of money or the obtaining of advances or credit);

          (d) Liens incidental to the conduct of business or to the ownership of property of a character which customarily exist on properties of corporations engaged in similar activities and similarly situated and which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not, individually or in the aggregate, interfere with the ordinary conduct of the business of a Borrower or any of its Restricted Subsidiaries or detract from the value or use of the properties subject to any such Liens;

          (e) any attachment, judgment or other similar Lien arising in connection with court proceedings, so long as (i) the execution or other enforcement of such Lien is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings diligently conducted and effective to prevent the forfeiture or sale of any property of a Borrower or any Restricted Subsidiary or any interference with the ordinary use thereof by a Borrower or any Restricted Subsidiary, and (ii) such reserve or other appropriate provision, if any, in the amount and of the type as shall be required by GAAP shall be maintained therefor;

          (f) Liens on assets of any Borrower or Restricted Subsidiary securing Debt or other obligations of such Borrower or Restricted Subsidiary owing to a Borrower or to a Restricted Subsidiary;

          (g) Liens described on Schedule IX existing on the date of this
                                 -----------
     Agreement and securing the Debt described thereon as being secured by such Liens; provided that (i) no such Lien shall at any time be extended to or
            --------
     cover any property of a Borrower or any Restricted Subsidiary other than the property subject thereto on the date hereof and (ii) the principal amount of the Debt secured by such Liens shall not be increased;

          (h) Liens securing obligations incurred in connection with IDB Debt,

     provided that no such Lien shall at any time extend to or cover any
     --------
     property of a Borrower or any Restricted Subsidiary other than the equipment and facilities acquired or constructed with the proceeds of such IDB Debt, real property appurtenant to such facilities, and proceeds of such equipment, facilities and real property;

          (i) Liens (including Capital Leases) created solely to secure the deferred purchase price of fixed assets useful and intended to be used in carrying on the business of a Borrower and its Restricted Subsidiaries acquired or constructed by a Borrower or any Restricted Subsidiary after the date hereof, or any Lien (including a Capital Lease) created to secure Debt incurred solely for the purpose of financing the acquisition or construction, as the case may be, of any such asset (if such Debt is incurred at the time of or within 180 days after such acquisition, or the completion of such construction) or any Lien existing on acquired assets at the time of acquisition thereof, or, in the case of any

     Person which hereafter becomes a Restricted Subsidiary, any Lien in respect of its assets existing at the time such Person becomes a Restricted Subsidiary, provided that:
                 --------

                    (i) in the case of an acquisition of assets or a Person becoming a Restricted Subsidiary, such Lien was not created in contemplation of such event,

                    (ii) no such Lien shall at any time extend to or cover any asset of a Borrower or any of its Restricted Subsidiaries other than the acquired assets on which it was originally imposed and improvements thereto and proceeds thereof, and

                    (iii) at the time of and immediately after giving effect to the creation or incurrence of each such Lien, the aggregate principal amount of all Debt secured by all such Liens on any such asset shall not exceed an amount equal to the lesser of (x) the purchase price of such asset (including, for purposes of determining such purchase price, the principal amount of any pre-existing Debt secured by any such Liens, whether or not a Borrower or a Restricted Subsidiary has any personal liability with respect thereto) and (y) the fair market value of such asset (as determined by the Board of Directors) at such time;

          (j) Liens in favor of a Receivables Financing SPC or Receivables Financier created or deemed to exist in connection with a Permitted Receivables Financing (including any related filings of any financing statements), but only to the extent that any such Lien relates to the applicable receivables and related property (or percentage interests therein) actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction; and

          (k) Liens in addition to those permitted by the foregoing provisions of this Section 8.03 securing Debt of a Borrower or a Restricted Subsidiary or satisfying cash collateral requirements hereunder; provided that,
                                                           --------
     immediately after giving effect to the creation, incurrence or assumption of each such additional Lien, the Priority Debt Amount shall not exceed 10% of Consolidated Net Tangible Assets (the amount of Consolidated Net Tangible Assets for purposes hereof being determined (i) as of the date of creation, incurrence or assumption of such Lien, if an Officers' Certificate dated as of such date shall have been provided to the Administrative Agent and the Lenders providing facts or computations in reasonable detail demonstrating compliance with the terms of this Section 8.03(k) in connection with the proposed creation, incurrence or assumption of such Lien on such date, or (ii) if no such Officers' Certificate shall have been provided to the Administrative Agent and the Lenders in connection with the creation, incurrence or assumption of such Lien, as of the most recent Determination Date prior to the date of creation, incurrence or assumption of such Lien with respect to which the Borrowers shall have delivered the Required Financial Information).

     For all purposes of this Section 8.03, (A) Liens existing on or with respect to any property of any Person at the time it is designated or redesignated or otherwise becomes a Restricted Subsidiary shall be deemed to have been created at the time it becomes a Restricted Subsidiary, (B) any extension, renewal, refunding or refinancing of any Lien by a Borrower or any Restricted Subsidiary shall be deemed to be an incurrence of such Lien at the time of such extension, renewal, refunding or refinancing, and (C) any Lien existing on any property at the time it is acquired by a Borrower or any Restricted Subsidiary shall be deemed to have been created at the time of such acquisition.

     SECTION 8.04.  Sale Leasebacks.
                    ---------------

     The Borrowers will not, and will not permit any Restricted Subsidiary to, enter into any Sale Leaseback unless

          (a) immediately after giving effect to such Sale Leaseback, the Priority Debt Amount shall not exceed 10% of Consolidated Net Tangible Assets (the amount of Consolidated Net Tangible Assets for purposes hereof being determined (i) as of the date of such Sale Leaseback, if an Officers' Certificate dated as of such date shall have been provided to the Administrative Agent and the Lenders providing facts or computations in reasonable detail demonstrating compliance with the terms of this Section
     8.04 in connection with such Sale Leaseback, or (ii) if no such Officers' Certificate shall have been provided to the Administrative Agent and the Lenders in connection with such Sale Leaseback, as of the most recent Determination Date prior to the date of such Sale Leaseback with respect to which the Borrowers shall have delivered the Required Financial Information); or

          (b) the net proceeds of such Sale Leaseback are reinvested in property or assets, or such proceeds are otherwise applied, in compliance with Section 3.02(b).

     SECTION 8.05.  Restricted Payments; Restricted Investments.
                    -------------------------------------------

     The Borrowers will not, directly or indirectly (through a Restricted Subsidiary or otherwise), declare, order, pay, distribute, make, or set apart any sum or property for any Restricted Payment, and the Borrowers will not, and will not permit any Restricted Subsidiary to, make or become obligated to make any Restricted Investment, unless, both at the time of and immediately after effect has been given to any such proposed action:

          (a) no Default or Event of Default shall have occurred and be continuing; and

          (b)  the aggregate amount of

               (i) all sums and property included in all Restricted Payments directly or indirectly declared, ordered, paid, distributed, made or set apart by the Borrowers during the period (taken as one accounting period) from and including the Closing Date to and including the date of such proposed action (the "Computation Period"), plus
                ------------------    ----

               (ii) the aggregate amount (at original cost) of all Restricted Investments of the Borrowers and all Restricted Subsidiaries made during the Computation Period and all commitments for such Restricted Investments made by a Borrower or any Restricted Subsidiary outstanding on such date, shall not exceed the sum of

               (A)   $10,000,000, plus
                                  ----

               (B) 50% (or, in the case of a net loss for the Computation Period taken as a whole, minus 100%) of Consolidated Net Income for
                                   -----
          the Computation Period, plus
                                  ----

               (C) the aggregate amount of the net cash proceeds received by the Borrowers and their respective Restricted Subsidiaries during the Computation Period from the sale of capital stock of the Borrowers and their Restricted Subsidiaries, from contributions to the common equity capital of the Borrowers and their Restricted Subsidiaries, and as consideration for the issuance during the Computation Period of Debt of the Borrowers and their Restricted Subsidiaries convertible into their respective capital stock, but only to the extent that any such Debt has been converted into such capital stock during the Computation Period, plus
                  ----

               (D) to the extent not included in Consolidated Net Income for the Computation Period, the aggregate amount of the cash payments received by the Borrowers and their Restricted Subsidiaries during the Computation Period representing net returns of capital on Restricted Investments made during the Computation Period.

     For all purposes of this Section 8.05, (1) the amount involved in any Restricted Payment directly or indirectly declared, ordered, paid, distributed, made or set apart in property, and the amount of any Restricted Investment made through the transfer of property, shall be deemed to be the greater of (x) the fair market value of such property (as determined by the Board of Directors) at the time of such action and (y) the net book value thereof on the books of the Borrowers or any of their Restricted Subsidiaries (as determined in accordance with GAAP), in each case as determined on the earliest of the dates such Restricted Payment is declared, ordered, paid, distributed, made or set apart or the date such Restricted Investment is made or committed to be made, as the case may be, and (2) all Investments of any Person existing immediately after such Person becomes a Restricted Subsidiary which would be Restricted Investments if made by such Person while subject to the provisions of this Agreement shall be deemed to be Restricted Investments and to have been made at the time such Person becomes a Restricted Subsidiary.

     The Borrowers will not pay any dividend which they have not declared nor will they declare any dividend (other than dividends payable solely in shares of their common stock) on any shares of any class of capital stock which is payable more than 60 days after the date of declaration thereof.

     The provisions of this Section 8.05 shall not, in any event, apply to Permitted Payments or IDB Debt permitted hereunder, or be construed as limiting the ability of JPFDI to pay dividends to RSI.

     SECTION 8.06.  Subsidiary Stock and Debt.
                    -------------------------

     Without limiting the provisions of, and subject to, Section 8.02, the Borrowers will not, and will not permit any Restricted Subsidiary to, issue, sell, assign or otherwise dispose of or part with control of, any shares of stock, Debt or other securities (or warrants, rights or options to acquire stock or other securities), in each case of any Restricted Subsidiary, except to a Borrower or a Predominantly Owned Restricted Subsidiary and except that:

          (a) all shares of stock and all Debt and other securities of any Restricted Subsidiary at the time owned by or owed to a Borrower and all Restricted Subsidiaries may be sold as an entirety for a consideration which represents the fair market value (as determined by the Board of Directors) at the time of sale of the shares of stock and Debt and other Securities so sold; or

          (b) less than all shares of stock of any Restricted Subsidiary at the time owned by a Borrower and all Restricted Subsidiaries may be sold, or a Restricted Subsidiary may issue shares of its stock to a Person other than the Borrowers or a Predominantly Owned Restricted Subsidiary, in either case for a consideration which represents the fair market value thereof (as determined by the Board of Directors) at the time of sale or issuance, as the case may be, of such shares, if, immediately after giving effect to such transaction, such Restricted Subsidiary shall be a Predominantly Owned Restricted Subsidiary, or

          (c) Debt of a Restricted Subsidiary at the time owed to a Borrower or a Restricted Subsidiary may be sold to a third Person in a transaction not described in Section 8.06(a) for a consideration at least equal to the principal amount of such Debt plus interest accrued and payable thereon (to the extent such interest is not payable to the Borrowers or a Restricted Subsidiary following such sale);

provided, however, that it shall be a condition to the consummation by the
--------  -------
Borrowers or any Restricted Subsidiary of any transaction described in the foregoing Sections 8.06(a), (b) and (c) that (i) in the case of any sale or issuance of stock of a Restricted Subsidiary described in Sections 8.06(a) or
(b), the assets of such Restricted Subsidiary represented by the equity interest to be so sold or issued are such that the sale of such assets would then be permitted by Section 8.07 (in which case such transaction shall be considered and deemed a disposition of assets for purposes of Section 8.07), and (ii) in the case of any such transaction described in Sections 8.06

(a), (b) or (c), immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

     The provisions of this Section 8.06 shall not, in any event, apply to IDB Debt permitted hereunder.

     SECTION 8.07.  Consolidation, Merger, Sale of Assets, etc.
                    ------------------------------------------

     The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, voluntarily liquidate or dissolve, or consolidate or merge with or into any other Person, or permit any other Person to consolidate with or merge with or into it, or participate in a share exchange with or sell, lease, transfer, contribute or otherwise dispose of any of its assets to any other Person, except that, subject in any event to compliance with the last paragraph of this Section 8.07:

          (a) a Borrower and/or any Restricted Subsidiary may sell or otherwise dispose of its assets (i) in the ordinary course of its business as such business is permitted to be conducted in compliance with Section 8.09, (ii) in a Permitted Receivables Financing and (iii) in a Tax Reduction Transaction; or

          (b) (i) any Restricted Subsidiary may (A) consolidate with or merge into a Borrower or a Wholly Owned Restricted Subsidiary if such Borrower or such Wholly Owned Restricted Subsidiary shall be the continuing or surviving corporation or (B) consolidate or merge with any other corporation if such Restricted Subsidiary shall be the continuing or surviving corporation and (ii) any Restricted Subsidiary may consolidate with or merge into any other Restricted Subsidiary; or

          (c) any Restricted Subsidiary may sell, lease, transfer, contribute or otherwise dispose of its assets in whole or in part to a Borrower or a Wholly Owned Restricted Subsidiary or any other Restricted Subsidiary and may, following any such disposition in whole, liquidate and dissolve; or

          (d) a Borrower may consolidate or merge with any other Person (including the other Borrower) if such Borrower (or the other Borrower) shall be the continuing or surviving corporation; or

          (e) a Borrower may consolidate with or merge into, or sell, transfer or otherwise dispose of its assets as an entirety or substantially as an entirety, to any other Person (a "Successor"; any such consolidation,
                                       ---------
     merger or disposition of assets being hereinafter referred to as a "Successor Transaction"), but only if such Successor (i) is a solvent
      ---------------------
     corporation duly organized, validly existing and in good standing under the laws of the United States of America or a state thereof and (ii) expressly assumes, not later than the consummation of such Successor Transaction, pursuant to a written instrument satisfactory in form, scope and substance to the Lenders, the due and punctual payment of all principal, interest and Fees in accordance with the terms hereof and of the other Credit

     Documents to which such Borrower is a party, and the due and punctual performance and observance of all other obligations of such Borrower under this Agreement, an executed counterpart of which instrument shall have been furnished to each of the Lenders together with a favorable opinion of counsel satisfactory to each Lender covering such legal matters relating to such Successor, the Successor Transaction, such assumption and such instrument as such holder may reasonably request; or

          (f) the Borrowers and their Restricted Subsidiaries, in addition to making any sale or disposition permitted by the foregoing provisions of this Section, may sell or otherwise dispose of property and assets for fair consideration (as determined by the Board of Directors) at the time of such sale, subject to the commitment reduction and mandatory prepayment provisions of Section 3.02(b)(ii).

     No consolidation, merger, sale, lease, transfer, contribution or other disposition referred to in Sections 8.07(b) through (f) shall be permitted unless (x) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and (y) upon giving effect to any such transaction (to the extent required in the definition of "Operating Cash Flow" set forth in Section 1.01) as of the first day of the four consecutive fiscal quarters ended as of the most recent Determination Date occurring prior to the date of such proposed transaction with respect to which the Borrowers shall have delivered the Required Financial Information, no Default or Event of Default would have occurred as the result of a violation of
Section 8.01(c) on such Determination Date. Nothing contained in this Section shall permit (i) the disposition of assets consisting of, stock or similar interests or other securities (or warrants, rights or options to acquire stock or other securities) of any Restricted Subsidiary unless such disposition, if subject to Section 8.06, is also permitted by Section 8.06, or (ii) the disposition of any Transferred Assets (or any interest therein) by the Borrowers or any Restricted Subsidiary to any Unrestricted Subsidiary except in connection with a Permitted Receivables Financing.

     SECTION 8.08.  Transactions with Affiliates; Tax Consolidation.
                    -----------------------------------------------

     (a) The Borrowers will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into or be a party to any transaction or arrangement (including, without limitation, the contribution, transfer, purchase, sale or exchange of property, or the rendering of any service, or the payment of management or other service fees) with any Affiliate unless such transaction or arrangement is entered into upon terms that are fair and reasonable and no less favorable to the Borrowers or such Restricted Subsidiary, as the case may be, than those which might be obtained at the time on an arm's-length basis from any Person which is not such an Affiliate; provided that,
                                                             --------
subject to the terms of Section 9.13, the foregoing restrictions shall not apply to (i) any transaction between one or more of the Company, the Borrowers and the Restricted Subsidiaries, on the one hand, with one or more of the Company, the Borrowers and the Restricted Subsidiaries, on the other hand or (ii) transactions effected pursuant to and in compliance with the terms of the agreements listed on Schedule X, in the case of each thereof, as the same shall
                     ----------
be in effect on and as of the Closing Date (collectively, the "Existing
                                                               --------
Affiliate Agreements").  Nothing contained in this Section shall permit the
--------------------
disposition of any accounts
receivable (or any interest therein) by the Borrowers or any Restricted Subsidiary to any Unrestricted Subsidiary except in connection with a Permitted Receivables Financing.

     (b) The Borrowers will not, and will not permit any of their Subsidiaries to, file or consent to the filing of any consolidated income tax return with the Company or any other Person (other than a Borrower or a Subsidiary of either Borrower) except that the Borrowers or any such Subsidiary may file or consent to the filing of a consolidated United States federal income tax return with the Company if (but only if) the Company shall have entered into a valid and binding agreement to reimburse to the Borrowers, or to allow the Borrowers to retain, a sum equal to the amount by which the income taxes of the consolidated group of corporations of which the Borrowers are a part are reduced as a result of the inclusion of the Borrowers in the consolidated return of such group; provided,
                                                                     --------
that the Borrowers may agree to pay the Company an amount not to exceed the amount of income taxes which would have been payable by the Borrowers if they had filed their income tax returns on a basis not consolidated with the Company, subject to appropriate adjustment in the event that the amount of such income taxes is increased or reduced by reason of any audit by a taxing authority or any successful claim for a refund, any such payment or reimbursement to be computed in accordance with applicable tax law, rules and regulations, and to be made at the time of payment or refund of any such income taxes.

     SECTION 8.09.  Nature of Business.
                    ------------------

     The Borrowers and their Restricted Subsidiaries will remain principally engaged in the business of broadline distribution of food and related products to restaurants and other food service establishments, and will not engage in any line of business in which they are not currently engaged to such an extent that the business of the Borrowers and their Restricted Subsidiaries taken as a whole would be fundamentally different in nature from the business of the Borrowers and their Restricted Subsidiaries on the date hereof. As of the Closing Date, the Borrowers and the Restricted Subsidiaries are also engaged in the manufacturing and importing of such products and the design, construction and installation of equipment in restaurants and other food service establishments.

     SECTION 8.10.  Books and Records; Fiscal Year.
                    -------------------------------

     The Borrowers will, and will cause each of their Subsidiaries to, (a) keep proper books of record and account in which full, true and correct entries will be made of all its material business dealings and transactions in accordance with GAAP applied on a consistent basis and (b) maintain a system of accounting established and administered in accordance with GAAP, and set aside on their books from their earnings for each fiscal period all proper reserves, accruals and provisions which, in accordance with GAAP, should be set aside from such earnings in connection with their business, including, without limitation, provisions for depreciation, obsolescence and/or amortization, and accruals for taxes for such period. The Borrowers will give the Administrative Agent and each of the Lenders advance written notice of any change in the basis on which the fiscal year of the Borrowers or any Restricted Subsidiary is determined, provided that no such change shall result in either Borrower having a fiscal
--------
year longer than twelve (12) fiscal months.

     SECTION 8.11.  Corporate Existence; Licenses.
                    -----------------------------

     The Borrowers will, and will cause each of their Restricted Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect their corporate existence (except as otherwise permitted by Section 8.07) and their rights (charter and statutory) and Licenses; except that, subject to compliance with Sections 8.06 and 8.07 and the next succeeding sentence of this Section, the rights and Licenses of the Borrowers or any of their Restricted Subsidiaries may be abandoned, modified or terminated if in the judgment of the Board of Directors such abandonment, modification or termination is in the best interests of the Borrowers and their Restricted Subsidiaries and is not disadvantageous to the Lenders. The Borrowers will, and will cause each of their Restricted Subsidiaries to, in any event maintain the validity of all Licenses necessary in any material respect for the conduct of the business of the Borrowers and their Restricted Subsidiaries as now conducted and as proposed to be conducted.

     SECTION 8.12.  Payment of Taxes, Claims for Labor and Materials, etc.
                    -----------------------------------------------------

     The Borrowers will, and will cause each of their Restricted Subsidiaries to, promptly pay and discharge or cause to be promptly paid and discharged when due and before the same shall become delinquent (a) all taxes, assessments and governmental charges or levies imposed upon them or upon their income or profits or upon any of their franchises, Licenses, business or property, or upon any part thereof, and (b) all claims of landlords, carriers, warehousemen, mechanics, materialmen and other similar Persons for labor, materials, supplies and rentals which, if unpaid, might by law become a Lien or charge upon any of their property; provided, however, that the failure of the Borrowers or any of
                --------  -------
their Restricted Subsidiaries to pay any such tax, assessment, charge, levy or claim shall not constitute a Default hereunder if and for so long as the amount, applicability or validity thereof shall concurrently be contested in good faith by appropriate and timely actions or proceedings diligently pursued, and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and the consequences of such failure shall not have, either alone or taken together with the consequences of all other such failures, a Material Adverse Effect.

     SECTION 8.13.  Maintenance of Properties.
                    -------------------------

     The Borrowers will, and will cause each of their Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, in good repair, working order and condition (ordinary wear and tear excepted) all properties (whether owned or leased) used or useful in the business of the Borrowers and their Restricted Subsidiaries, and from time to time make or cause to be made all necessary and proper repairs, renewals, replacements and improvements thereof so that the business carried on in connection therewith may be properly and advantageously conducted consistent with past practices of the Borrowers and their Restricted Subsidiaries.

     SECTION 8.14.  Insurance.
                    ---------

     The Borrowers will, and will cause each of their Restricted Subsidiaries to, keep adequately insured, by financially sound and reputable insurers, all of their respective property of a character customarily insured against by prudent corporations engaged in the same or a similar business and similarly situated against loss or damage of the kinds and in amounts customarily insured against by such corporations, and with deductibles or coinsurance no greater than is customary, and carry (or cause their respective suppliers to carry, under arrangements pursuant to which a Borrower or its Restricted Subsidiary is named an additional insured), with such insurers in customary amounts, such other insurance, including public liability insurance and insurance against claims for any violation of applicable law, as is customarily carried by prudent corporations of established reputation engaged in the same or a similar business and similarly situated; provided, however, that the Borrowers and their
                        --------  -------
Restricted Subsidiaries may, consistently with their practices prior to the date hereof, self-insure with respect to certain categories of insurance (including, but not limited to, property and workers' compensation claims) so long as (i) the respective amounts of such categories of self insurance for the Borrowers and all Restricted Subsidiaries shall not exceed the amounts thereof from time to time recommended to the Borrowers by an independent firm of risk management consultants of recognized standing and (ii) all reserves required in accordance with GAAP to be maintained by the Borrowers and their Restricted Subsidiaries in respect of all such self insurance (including self insurance in effect resulting from co-insurance, deductibility or similar clauses) shall be maintained through a security arrangement as required by the respective insurer (which may include the procurement by the Borrowers, as account party, of Letters of Credit issued hereunder), or other arrangements, not to include cash collateral, in compliance with Section 8.03; provided, that if Letters of Credit are offered to any such
                   --------
insurer but such insurer requires cash collateral in lieu of such Letters of Credit, then such other arrangements may include cash collateral.

     SECTION 8.15.  Compliance with Laws.
                    --------------------

     The Borrowers will, and will cause each of their Restricted Subsidiaries to, promptly comply in all material respects with all laws, statutes, rules, regulations and ordinances and all Orders of, and restrictions imposed by, any court, arbitrator or Governmental Body in respect of the conduct of their respective business and the ownership of their respective properties (including, without limitation, applicable laws, statutes, rules, regulations, ordinances and Orders relating to occupational health and safety standards, consumer protection and equal employment opportunities), except to the extent that the applicability or validity of any such law, statute, rule, regulation, ordinance or Order is being contested in good faith by appropriate and timely actions or proceedings diligently pursued, and for which such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made, so long as such actions or proceedings are effective to prevent the imposition of any material penalty on the Borrowers or such Restricted Subsidiary and the consequences of the failure to comply with such contested law, statute, rule, regulation, ordinance or Order and of the conduct of such action or proceeding could not reasonably be expected to have, either alone or taken together with the consequences of all other such failures, actions and proceedings, a Material Adverse Effect.

     SECTION 8.16.  Environmental Matters.
                    ---------------------

     (a) The Borrowers will, and will cause each of their Restricted Subsidiaries to, (i) obtain and maintain in full force and effect all Environmental Permits that may be required from time to time under any Environmental Laws applicable to the Borrowers or any Restricted Subsidiary and
(ii) be and remain in compliance in all material respects with all terms and conditions of all such Environmental Permits and with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all applicable Environmental Laws.

     (b) The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, (i) cause or allow (A) any Hazardous Substance to be present at any time on, in, under or above the Borrower Premises or any part thereof or (B) the Borrower Premises or any part thereof to be used at any time to manufacture, generate, refine, process, distribute, use, sell, treat, receive, store, dispose of, transport, arrange for transport of, handle, or be involved in any other activity involving, any Hazardous Substance, or (ii) conduct any such activities described in the foregoing clause (i)(B) on the Borrower Premises or anywhere else, except, in each case referred to in the foregoing clauses (i) and (ii), in a manner that is in compliance in all material respects with all applicable Environmental Laws and Environmental Permits and to an extent that will not have a Material Adverse Effect; provided, however, that the existence of the
                           --------  -------
circumstances described on Schedule XI with respect to the Everett Facility
                           -----------
shall not be deemed to constitute a default by the Borrowers in the performance of their respective obligations under this Section 8.16(b) so long as neither such circumstances nor any claim or liability asserted against the Borrowers in connection therewith nor any action required to be taken by the Borrowers with respect thereto shall have had a Material Adverse Effect.

     SECTION 8.17.  Maintenance of Office.
                    ---------------------

     The Borrowers will maintain their principal office at a location in the United States of America where notices, presentations and demands in respect of this Agreement may be made upon them, and will notify the Administrative Agent and each of the Lenders in writing of any change of location of such office reasonably promptly following the occurrence of such change. Such office shall first be maintained at the address of the Borrowers set forth in Section 12.01(a).

     SECTION 8.18.  Future Restricted Subsidiaries.
                    ------------------------------

     The Borrowers will cause each Subsidiary (other than any Subsidiary created in connection with any Permitted Receivables Financing for the sole purpose of, and whose business activities are (and at all times remain) limited to, purchasing accounts receivable (or any interests therein) from the Borrowers or any of their Restricted Subsidiaries and selling, transferring or otherwise conveying such accounts receivable (or any interests therein) to the Receivables Financier for such Permitted Receivables Financing) which at any time on or following the Closing Date shall be designated or redesignated in accordance with the terms of this Agreement as a Restricted Subsidiary, not later than the time of effectiveness of such designation or redesignation, to guarantee pursuant to the Guaranty Agreement the obligations of the Borrowers under this Agreement and the other Credit Documents to which the Borrowers are a party. In furtherance of the above, the Borrowers shall notify the Administrative Agent and the Lenders in accordance with Section 6.01(j) upon any Subsidiary being designated or redesignated in accordance with the terms of this Agreement as a Restricted Subsidiary and shall cause such Subsidiary (i) to execute a Guarantor Joinder Agreement and (ii) to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including without limitation certified corporate resolutions and other corporate documents of such Subsidiary and favorable opinions of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent.

     Notwithstanding any provision of this Agreement or the Guaranty Agreement to the contrary, in the event that any Guarantor shall cease to be a Restricted Subsidiary in accordance with the terms of this Agreement, then (1) such Guarantor, automatically and without further act on the part of the Administrative Agent or the Lenders, shall be released from its obligations under the Guaranty Agreement and (2) promptly upon the request of the Borrowers, the Administrative Agent (on behalf of the Lenders) shall execute such documents and take such other action reasonably requested by the Borrowers to memorialize the release of such Guarantor from its obligations arising under the Guaranty Agreement.

     SECTION 8.19.  Year 2000.
                    ---------

     Each Borrower shall take all action necessary to assure that its computer based systems are able to effectively process data including dates on and after January 1, 2000. At the request of the Administrative Agent or any Lender, each Borrower shall provide the Administrative Agent or such Lender, as the case may be, with assurance reasonably acceptable to the Administrative Agent or such Bank, as the case may be, of such Borrower's year 2000 capability.



                                  ARTICLE IX.

                REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

     Each of the Borrowers hereby represents and warrants to each Lender that:

     SECTION 9.01.  Organization and Authority of the Borrowers, etc.
                    ------------------------------------------------

     Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite legal right, power and authority to own or hold under lease the property it purports to own or hold under lease, to carry on its business as now conducted and as proposed to be conducted, and to enter into and carry out the terms of this Agreement and the other Credit Documents to which it is a party. As of the Closing

Date, each Borrower has, by all necessary corporate action (including all action of its shareholders required in connection therewith), duly authorized the execution and delivery of, and the performance of its obligations under, this Agreement and the other Credit Documents to which it is a party.

     SECTION 9.02.  Subsidiaries.
                    ------------

     Schedule VIII lists all existing Subsidiaries of the Borrowers as of the
     -------------
Closing Date and correctly sets forth, as to each Subsidiary (a) its name, (b) its jurisdiction of organization, (c) the percentage of its issued and outstanding shares of capital stock of each class owned by a Borrower or one of its Subsidiaries (specifying each such Subsidiary), and (d) the name of each Person, if any, other than a Borrower or one of its Subsidiaries owning outstanding shares of capital stock of any class of such Subsidiary and the percentage of each such class of stock owned by such Person. The Borrowers do not, as of the date of this Agreement, and will not, as of the Closing Date, have any Unrestricted Subsidiaries; and each Subsidiary listed on Schedule VIII
                                                                  -------------
is initially designated as a Restricted Subsidiary. Each such Restricted Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite legal right, power and authority to own or hold under lease the property it purports to own or hold under lease, to carry on its business as now conducted and as proposed to be conducted, and to enter into and carry out the terms of the Guaranty Agreement. Each such Restricted Subsidiary has, by all necessary corporate action (including all action of its shareholders required in connection therewith), duly authorized the execution and delivery of, and the performance of its obligations under the Guaranty Agreement. All of the outstanding shares of capital stock of each such Restricted Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and all shares of capital stock indicated on Schedule VIII as owned by a Borrower or any
                                     -------------
other such Restricted Subsidiary as of the Closing Date are owned beneficially and of record by a Borrower or such other Restricted Subsidiary, as the case may be; and immediately after giving effect to the transactions to be consummated on the Closing Date such shares will be so owned, free and clear of any Lien. Except as otherwise permitted by Section 8.06, there are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Borrowers or any of their Subsidiaries of any shares of capital stock or similar interests or other securities of any Subsidiary.

     SECTION 9.03.  Qualification.
                    -------------

     Each Borrower is, and each of its Restricted Subsidiaries is, duly qualified or licensed and in good standing as a foreign corporation duly authorized to do business in each jurisdiction (other than the jurisdiction of its organization) in which the nature of its activities or the character of the properties it owns or leases makes such qualification or licensing necessary and in which the failure to so qualify or be licensed would have a Material Adverse Effect. Schedule VIII sets forth as to the Borrowers and each of their
        -------------
Restricted Subsidiaries the jurisdictions (other than the jurisdiction of its organization) in which, as of the Closing Date, it is qualified or licensed to do business or in which any substantial part of its tangible assets is located.

     SECTION 9.04.  Financial Statements.
                    --------------------

     The financial statements referenced in Sections 5.01(a)(i) and 5.01(a)(ii) have been prepared in accordance with GAAP, are complete and correct in all material respects and present fairly the financial position and results of operations and cash flows of the entities for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments and the absence of footnotes.

     SECTION 9.05.  Changes, etc.
                    ------------

     Since June 30, 1997, (a) there have been no changes in the Business or Condition of the Borrowers and their Subsidiaries which has been, either in any one case or in the aggregate, Materially Adverse, and (b) there has been no occurrence or development, whether or not insured against, which has had or could reasonably be expected to have a Material Adverse Effect, except in the case of (a) or (b) above, to the extent, if any, disclosed in the Registration Statement or other written materials furnished by the Borrowers by the Closing Date.

     SECTION 9.06.  Compliance with Laws, Other Instruments, etc.
                    --------------------------------------------

     (a) Neither of the Borrowers nor any of their Subsidiaries is in violation of any term of its corporate charter or by-laws. Neither of the Borrowers nor any of their Subsidiaries is in violation of any term of any agreement, indenture, mortgage or instrument to which it is a party or by which it or any of its properties may be bound or affected or any existing statute, law, governmental rule, regulation or ordinance, or any Order of any court, arbitrator or Governmental Body applicable to it (including, without limitation, any statute, law, rule, regulation, ordinance or Order relating to occupational health and safety standards, consumer protection or equal employment practice requirements and applicable regulations of the Department of Agriculture, the Food and Drug Administration and state and local health departments), the consequences of which violation, either alone or taken together with the consequences of all other such violations, have had or could reasonably be expected to have a Material Adverse Effect.

     (b) Neither the execution and delivery of this Agreement or any of the other Credit Documents nor the performance of the terms and provisions hereof or thereof nor the consummation of the transactions contemplated hereby or thereby will result in any breach of or be in conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in a loss of any benefit to which the Borrowers or any of their Subsidiaries is entitled under, or result in (or require) the creation of any Lien upon any property of the Borrowers under, any term of, the corporate charter or by-laws of the Borrowers or any of their Subsidiaries or any material agreement, indenture, mortgage or instrument to which the Borrowers or any of their Subsidiaries is a party or by which the Borrowers, any such Subsidiary or any of their respective properties may be bound or affected, or any existing statute, law, rule, regulation or ordinance or any Order of any court, arbitrator or Governmental Body applicable to the Borrowers, any such Subsidiary or any of their respective properties.

     SECTION 9.07.  Consents and Approvals.
                    ----------------------

     No Approval by, from or with, and no other action in respect of, any Governmental Body or any other Person (including any trustee, or any holder of any indebtedness, securities or other obligations of the Borrowers or any Restricted Subsidiary) is required (a) for or in connection with the valid execution and delivery by the Borrowers or any Restricted Subsidiary of or the performance by the Borrowers or any Restricted Subsidiary of their obligations under this Agreement or any of the other Credit Documents or the consummation by the Borrowers or any Restricted Subsidiary of the transactions contemplated hereby and thereby, or (b) as a condition to the legality, validity or enforceability as against the Borrowers or any Restricted Subsidiary of this Agreement or any of the other Credit Documents, in each case, other than (i) routine filings before and after the Closing Date with the Commission and state Blue Sky authorities, and (ii) the Approvals described on Schedule XII, all of
                                                          ------------
which have been duly obtained or made and are in full force and effect and true and correct copies of instruments evidencing which have been furnished to the Administrative Agent.

     SECTION 9.08.  Debt, etc.
                    ----------

     Schedule IX correctly lists all secured and unsecured Debt of the Borrowers
     -----------
and each of their Subsidiaries outstanding on the date hereof (except as otherwise noted thereon) and shows, as to each item of Debt listed thereon, the obligor and obligee, the aggregate principal amount outstanding as of the Closing Date. No default or event of default or basis for acceleration exists (nor in the case of Permitted Receivables Financings, has any termination event occurred) or, immediately after giving effect to the initial borrowings hereunder on the Closing Date and the other transactions to occur on the Closing Date as contemplated hereby, will exist (or, but for the permanent waiver thereof, would exist) under any instrument or agreement evidencing, providing for the issuance or securing of, or otherwise relating to any such Debt due to
(a) nonpayment of any obligations thereunder or (b) any failure to duly perform or observe any other covenant, provision, agreement or condition contained therein, the consequences of which failure, either alone or taken together with the consequences of all other such failures, have had or could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, neither the Borrowers nor any Restricted Subsidiary is a party to or bound by any charter provision, by-law, agreement, indenture, mortgage, lease, instrument or License (other than this Agreement and the other Credit Documents and the 364-Day Credit Agreement and the other Credit Documents (as defined in the 364-Day Credit Agreement)) which contains any restriction on the incurrence by it of any Debt, except for the Indenture and the Note Purchase Agreements, true and correct copies of each of which have been delivered to the Administrative Agent and pursuant to each of which the Borrowers or such Restricted Subsidiary, as applicable, either is permitted to incur Debt hereunder and/or under the other Credit Documents to which they are a party or has duly obtained in writing and delivered to the Administrative Agent all such Approvals as are or will be necessary or appropriate to permit such incurrence.

     SECTION 9.09.  Title to Property; Leases; Investments; Existing Affiliate
                    ----------------------------------------------------------
Agreements.
----------

     (a) Each Borrower and its Restricted Subsidiaries have good and marketable title to their real properties and good title to the other properties they purport to own, including those reflected in the balance sheet included in the most recent audited financial statements referred to in Section 9.04 or purported to have been acquired by the Borrowers or any of their Restricted Subsidiaries after the date of such balance sheet (other than any such properties disposed of since such date in the ordinary course of business), subject in the case of all such property to no Liens other than Liens permitted by Section 8.03. The Borrowers and their Restricted Subsidiaries enjoy peaceful and undisturbed possession under all leases of all personal and all real property necessary in any material respect to their respective operations, all such leases are valid and subsisting and in full force and effect, and neither the Borrowers nor any such Subsidiary is in default in any material respect in the performance or observance of its obligations thereunder. Schedule XIII
                                                              -------------
includes a general description of each Operating Lease existing as of the date hereof under which the Borrowers or a Restricted Subsidiary is a lessee and under which the annual rental obligations exceed $100,000, and sets forth with respect to each such lease, (i) the name of the lessor thereunder and (ii) a general description of the property leased.

     (b) Schedule VII correctly lists all Investments of the Borrowers and their
         ------------
Restricted Subsidiaries of the character described in subdivision (a) of the definition of "Investment" set forth in Section 1.01 (other than Investments in Subsidiaries) which are existing on the date hereof.

     (c) The Borrowers have delivered to the Administrative Agent a true and correct copy of each of the Existing Affiliate Agreements, in the case of each thereof as the same shall have been amended and be in effect on and as of the Closing Date.

     SECTION 9.10.  Litigation.
                    ----------

     There are no actions, suits or proceedings pending or, to the knowledge of the Borrowers, threatened against the Borrowers or any of their Restricted Subsidiaries or any of their respective properties (and no basis therefor is known to the Borrowers) in any court or before any arbitrator of any kind or before or by any Governmental Body, which (a) question the validity or legality of this Agreement or any of the other Credit Documents or any action taken or to be taken pursuant hereto or thereto or (b) either alone or taken together with all other such actions, suits and proceedings, have had or could reasonably be expected to have a Material Adverse Effect.

     SECTION 9.11.  Taxes.
                    -----

     Each Borrower and its Restricted Subsidiaries have filed all tax returns which are required by law to have been filed by them in any jurisdiction (other than tax returns (i) which may be required to be filed with state or local taxing authorities which have not advised the Borrowers or any Restricted Subsidiary of such requirement, and (ii) with respect to which, neither the failure to file the same nor the failure to pay any taxes, assessments or charges which might be shown to be owing thereon has had or could reasonably be expected to have a Material

Adverse Effect) and, to the best of the Borrowers' knowledge, have paid all taxes, assessments, fees and charges of each Governmental Body shown to be owing on such filed returns to the extent the same have become due and payable and before they have become delinquent other than those presently payable without penalty or interest and those being contested in good faith by appropriate and timely actions or proceedings diligently pursued and with respect to which reserves have been provided for in the Borrowers' financial statements to the extent required by GAAP. The Borrowers do not know of any additional assessment or proposed assessment for any fiscal year, and no material controversy in respect of additional federal or state income taxes is pending or to the knowledge of the Borrowers is threatened except any with respect to which reserves have been provided for in the Borrowers' financial statements to the extent required by GAAP. In the opinion of the Borrowers, all tax liabilities (including taxes for all open years and for its current fiscal period) are adequately provided for on the books of the Borrowers and their Restricted Subsidiaries in accordance with GAAP.

     SECTION 9.12.  Compliance with ERISA.
                    ---------------------

     (a) No Termination Event has occurred, and no event or condition has occurred or exists as a result of which any Termination Event could reasonably be expected to occur, with respect to any Plan. No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, has occurred with respect to any Plan or, to the best of the Borrowers' knowledge, any Multiemployer Plan. The present value of all accrued benefits under each Plan (based on those assumptions used to fund such Plan) did not, as of the most recent valuation date prior to the Closing Date, which for any such Plan or Multiemployer Plan was not earlier than twelve months prior to the date as of which this representation is made, exceed the then current value of the assets of such Plan allocable to such benefits.

     (b) No Borrower Group Member has incurred, or, to the best of the Borrowers' knowledge, is reasonably expected to incur, any material withdrawal liability to any Multiemployer Plan. No Borrower Group Member has received any notification that any Multiemployer Plan is in reorganization (as defined in Section 4241 of ERISA), is insolvent (as defined in Section 4245 of ERISA) or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is, to the best of the Borrowers' knowledge, reasonably expected to be in reorganization, insolvent or to be terminated.

     (c) No prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred which has subjected or may subject any Borrower Group Member to any material liability under Section 406, 409, 502(i) or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which such Borrower Group Member has agreed or is required to indemnify any Person against any such liability. No Borrower Group Member has incurred, or is reasonably expected to incur, any liability to the PBGC (other than for insurance premiums, which have been paid when due).

     (d) Full payment has been made on or before the due date (including extensions) thereof of all amounts which any Borrower Group Member is or was required under the terms of any Plan or any Multiemployer Plan to have paid as contributions to such Plan as of the date hereof.

     (e) No Lien imposed under the Code or ERISA on the assets of any Borrower Group Member exists or is reasonably likely to arise on account of any Plan or any Multiemployer Plan.

     (f) No welfare plan (as defined in Section 3(1) of ERISA) maintained by any Borrower Group Member provides medical or death benefits with respect to current or former employees beyond their termination of employment (other than coverage mandated by law). Each such plan to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in substantial compliance with such sections.

     SECTION 9.13.  Use of Loan Proceeds; Margin Regulations.
                    ----------------------------------------

     The Borrowers will apply the proceeds of the Loans to refinance existing indebtedness (including redemption, repurchase or prepayment of the Notes and the Indenture Notes) and for working capital and general corporate purposes, including without limitation acquisitions, and to make the Permitted Payments. No part of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulations G and U of the Board of Governors of the Federal Reserve System (12 CFR 207, as amended), or for the purpose of purchasing or carrying or trading in any securities, under such circumstances as to involve a Borrower in a violation of Regulation X of said Board (12 CFR 224, as amended) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220, as amended). No Debt being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of such Regulations G and U or any "margin security" within the meaning of such Regulation T. As of the Closing Date, such margin stock does not constitute more than 25% of the value of the consolidated assets of the Borrowers and their Subsidiaries; and the Borrowers do not have any present intention that such margin stock will constitute more than 25% of the value of such assets. None of the transactions contemplated by this Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, said Regulation G, Regulation U, Regulation T and Regulation X.

     SECTION 9.14.  Licenses, Patents, Trademarks, Authorizations, etc.
                    --------------------------------------------------

     Each Borrower and each of its Restricted Subsidiaries owns, possesses or has the right to use (without any known conflict with the rights of others) all permits, franchises, patents, trademarks, service marks, trade names, copyrights, licenses, permits and governmental or other authorizations or the like (collectively, "Licenses") which are necessary in any material respect to the conduct of its businesses as conducted on the date hereof and as proposed to be conducted. All such necessary Licenses or rights therein purported to be owned by the Borrowers or any Restricted Subsidiary are so owned free and clear of any Liens, other than Liens permitted by Sections 8.03(a), (d) and (g). Each such necessary License is in full force and effect, and no default in the performance or observance by the Borrowers or any such Subsidiary of its obligations thereunder has occurred, the consequences of which default, either alone or taken together with the consequences of all other such defaults, have had or could reasonably be expected to have a Material Adverse Effect.

     SECTION 9.15.  Status Under Certain Statutes; Other Regulations.
                    ------------------------------------------------

     Neither Borrower is an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an "investment company" within the meaning of the Investment Borrower Act of 1940, as amended. Neither Borrower is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Borrower Act of 1935, as amended. Neither Borrower is a "public utility," as such term is defined in the Federal Power Act, as amended. Neither Borrower is subject to regulation under any federal or state law, statute, rule, regulation or ordinance which limits its ability to incur Debt.

     SECTION 9.16.  Labor Matters.
                    -------------

     There are no labor disputes between the Borrowers or any of their Restricted Subsidiaries on the one hand and any of their respective employees or representatives of such employees on the other hand which in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, and the Borrowers and their Restricted Subsidiaries are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, tax withholding on behalf of employees and wages and hours, and are not engaged in any unfair labor practice which, either alone or taken together with all other such practices, have had or could reasonably be expected to have a Material Adverse Effect.

     SECTION 9.17.  Full Disclosure.
                    ---------------

     This Agreement, the Registration Statement and the other documents, certificates and instruments delivered to the Administrative Agent and/or the Lenders by or on behalf of the Borrowers in connection with the transactions contemplated by this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which the same were made (including without limitation, the respective dates on or as of which such statements were made), not misleading. There is no fact known to the Borrowers which has had a Material Adverse Effect since June 30, 1997 or in the future may (so far as the Borrowers can now reasonably foresee) have a Material Adverse Effect which has not been set forth or reflected in this Agreement, the Registration Statement or in the other documents, certificates and instruments referred to herein and delivered to the Administrative Agent and/or the Lenders by or on behalf of the Borrowers on or prior to the date hereof in connection with the transactions contemplated by this Agreement.

     SECTION 9.18.  Environmental Matters.
                    ---------------------

     (a) The Borrowers and their Restricted Subsidiaries currently hold and at all times heretofore the Borrowers and their Restricted Subsidiaries held all Environmental Permits required under all Environmental Laws except to the extent failure to have any such Environmental Permit, either alone or considered together with all other such failures, has not had and can not reasonably be expected to have a Material Adverse Effect.

     (b) The Borrowers and their Restricted Subsidiaries currently are, and at all times heretofore the Borrowers and their Restricted Subsidiaries have been, in compliance with all terms and conditions of all such Environmental Permits and all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all applicable Environmental Laws except to the extent failure to comply therewith, either alone or considered together with all other such failures, has not had and can not reasonably be expected to have a Material Adverse Effect.

     (c) Except as set forth in Schedule XI, neither the Borrowers nor any of
                                -----------
their Restricted Subsidiaries has ever received, and, so far as is known to the Borrowers, no predecessor in interest of the Borrowers or any such Subsidiary in respect of any of the Borrower Premises has ever received, from any Governmental Body or other Person any notice of, and the Borrowers have no knowledge of, any events, conditions or circumstances that could prevent continued compliance in all material respects with the Environmental Permits referred to in Section 9.18(b) or any scheduled renewals thereof or any applicable Environmental Laws currently in effect, or that could give rise to any liability on the part of the Borrowers or any such Restricted Subsidiary or otherwise form the basis of any claim, action, demand, request, notice, suit, proceeding, hearing, study or investigation (collectively, "Environmental Claims") involving the Borrowers or
                              --------------------
any of their Restricted Subsidiaries, based on or related to (i) a violation of any applicable Environmental Laws currently in effect or (ii) the manufacture, generation, refining, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, arranging for transport or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Substance in violation of any applicable Environmental Laws currently in effect, other than any liability or Environmental Claim referred to in this
Section 9.18(c) which, either alone or considered together with all other such liabilities and Environmental Claims, has not had and can not reasonably be expected to have a Material Adverse Effect. Neither the matters set forth in
Schedule XI nor the resolution thereof nor any action required to be taken by
-----------
the Borrowers in connection therewith have had or, in the Borrowers' good faith judgment, will have a Material Adverse Effect.

     SECTION 9.19.  Solvency.
                    --------

     Each Borrower and each Restricted Subsidiary is, and upon giving effect to the initial borrowings hereunder on the Closing Date will be, a "solvent institution", as said term is used in Section 1405(c) of the New York Insurance Law, whose "obligations are not in default as to principal or interest," as said terms are used in said Section 1405(c).

                                  ARTICLE X.

                               EVENTS OF DEFAULT

SECTION 10.01.  Events of Default.
                -----------------

Each of the following shall be an event of default (each an "Event of
                                                             --------
Default") hereunder:
-------

          (a) default shall be made in the due and punctual payment of any principal of any of the Loans or LOC Obligations when and as the same shall become due and payable; or

          (b) default shall be made in the due and punctual payment of any interest on any of the Loans or LOC Obligations when and as such interest shall become due and payable, and such default shall have continued for a period of five Business Days; or

          (c) default shall be made in the due performance or observance of any covenant, provision, agreement or condition contained in Section 8.01(c),
     Section 8.03, Section 8.04 or Section 8.05, or a Borrower or a Restricted Subsidiary shall create, incur, assume or otherwise become liable in respect of any Debt the incurrence of which is not permitted by Section 8.02(a) or Section 8.02(b); or

          (d) default shall be made in the due performance or observance of any other covenant, provision, agreement or condition contained in this Agreement (other than any default referred to in the foregoing subdivisions
     (a), (b) and (c) of this Section 10.01), and such default shall have continued for a period of 30 days after the earlier of (x) the date on which any Responsible Officer of a Borrower first has knowledge of such default, through notice or otherwise and (y) the giving of notice to the Borrowers of such default by the Administrative Agent or any of the Lenders; or

          (e) (i) default shall be made in the payment of any amount due, whether on an interest payment date or on a date fixed for prepayment, at stated maturity, by acceleration or declaration or otherwise, under or in respect of any Debt of a Borrower (including, without limitation, Debt evidenced by any of the Notes and the Indenture Notes, but excluding (x) Debt arising hereunder or under any of the other Credit Documents and (y) so long as JPFDI shall hold PYA's Note and the Sara Lee Offset Agreement shall remain in full force and effect and shall be effective to permit the offset of principal and interest due under the Sara Lee Note against principal and interest due under PYA's Note (or to establish JPFDI's obligation in respect of the indebtedness evidenced by the Sara Lee Note from and after a prepayment in full of PYA's Note as the remaining principal balance of the Sara Lee Note after offset against amounts owing thereon of the principal of and accrued and unpaid interest to the date of prepayment on the PYA Note), Debt evidenced by the Sara Lee Note) or of any Restricted Subsidiary which is outstanding in a principal amount of more than $15,000,000, and such default shall continue beyond the period of grace, if any, provided with respect thereto; or (ii) default shall be made in the due performance or observance of any covenant, provision, agreement or condition contained in any document evidencing or providing for the issuance or securing of any such Debt (other than Debt excluded as aforesaid), if the effect of any such default referred to in this clause (ii) is to have caused such Debt to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; or

          (f) default shall be made in the due performance or observance of any financial or negative covenant or agreement contained in the Indenture or any of the Note Purchase Agreements beyond the period of grace, if any, provided for such performance or observance in the Indenture or such Note Purchase Agreement (other than any default arising from or consisting of a condition or event which (x) also constitutes a default referred to in
     Section 10.01(c) or (d) or (y) shall have become an Event of Default under
     Section 10.01(e)) and such default (an "Indenture Default") shall have
                                             -----------------
     continued for a period of 30 consecutive days without having been cured, either by a Borrower or by virtue of a waiver granted under or an amendment or other modification of the provisions of the Indenture or such Note Purchase Agreement; provided that, in determining whether an Indenture Default shall have occurred or shall exist, and in determining the period during which any Indenture Default shall have continued, no effect shall be given to any waiver in respect of any provision of the Indenture or Note Purchase Agreements, or any consent to a departure by a Borrower or a Subsidiary from any such provision or to any amendment or modification of the terms of the Indenture or Note Purchase Agreements or to any agreement entered into following, or in contemplation of, the occurrence or coming into existence of any condition or event which upon notice or lapse of time or both would constitute an Indenture Default, if such waiver, consent, amendment, modification or agreement is given or entered into directly or indirectly in exchange for (i) monetary or other consideration (other than the payment by a Borrower or a Subsidiary of (x) waiver, modification or similar fees to the holders of the Indenture Notes or the Notes not exceeding, in the case of any such fee payable to any one such holder in respect of the waivers, consents, amendments, modifications or agreements given or entered into at any one time, $10,000 and (y) amounts in reimbursement of the out-of-pocket costs of any of the holders of the Indenture Notes or the Notes), (ii) any increase in the rate of interest, premium or fees theretofore payable under the Indenture or Note Purchase Agreements, or (iii) any decrease in the term to final maturity or the Weighted Average Life to Maturity of any Debt of a Borrower or a Restricted Subsidiary under the Indenture or Note Purchase Agreements; or

          (g) a Borrower or any Restricted Subsidiary shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) become insolvent or be generally unable to or shall generally fail or admit in writing its inability to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (vi) acquiesce in writing to, or fail to controvert in a timely or appropriate manner, any petition filed against it in an involuntary case under such Bankruptcy Code, (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing, or (viii) take any corporate action in furtherance of any of the foregoing; or

          (h) a proceeding or case shall be commenced in respect of a Borrower or any Restricted Subsidiary, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of 45 days, or an order for relief shall be entered in an involuntary case under the Federal Bankruptcy Code (as now or hereafter in effect) against a Borrower or any Restricted Subsidiary or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to a Borrower or any Restricted Subsidiary and shall continue undismissed, or unstayed and in effect, for a period of 45 days; or

          (i) a final judgment or decree for the payment of money shall be rendered by a court of competent jurisdiction against a Borrower or any Restricted Subsidiary which, either alone or together with other outstanding judgments or decrees against a Borrower or any one or more Restricted Subsidiaries, shall aggregate more than $15,000,000, and such Borrower or such Subsidiary, as the case may be, shall not discharge the same or provide for its discharge in accordance with its terms within 60 days from the date of entry thereof or within such longer period (including, without limitation, any period during which such Borrower or such Subsidiary shall be contesting a denial of coverage of its liability in respect of such judgment by a reputable insurance carrier) during which execution of such judgment shall have been stayed; or

          (j) any representation or warranty made by the Borrowers or a Restricted Subsidiary in this Agreement or the Guaranty Agreement or in any certificate or other instrument delivered hereunder or thereunder or pursuant hereto or thereto or in connection with any provision hereof shall prove to have been false or incorrect or breached in any material respect on the date as of which made; or

          (k) (i) any Borrower Group Member shall fail to pay when due any amount which it shall have become liable to pay to the PBGC or to a Plan or Multiemployer Plan under Title IV of ERISA; (ii) any Borrower Group Member shall withdraw from a Multiple Employer Plan during a plan year in which it is a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or shall be treated as having so withdrawn under Section 4062(e) of ERISA, or any Multiple Employer Plan shall be terminated; (iii) notice of intent to terminate any Plan or Multiemployer Plan shall be filed under Title IV of ERISA by any Borrower Group Member, any plan administrator or any combination of the foregoing; (iv) the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or Multiemployer Plan; (v) any Borrower Group Member shall withdraw from any Multiemployer Plan ; (vi) any Plan shall have an Unfunded Current Liability; or (vii) any prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Borrower Group Member to any liability under Section 406, 409, 502(i) or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which such Borrower Group Member has agreed or is required to indemnify any Person against any such liability; and there shall result from any such event or events referred to in the foregoing subdivisions (k)(i) through (k)(vii) a material risk of incurring a liability in excess of $5,000,000; or

          (l) a Change of Control shall occur; or

          (m) the Guaranty given by any Restricted Subsidiary pursuant to the Guaranty Agreement shall cease to be in full force and effect other than by reason of the release of such Restricted Subsidiary pursuant to Section
     8.18 from its obligations under the Guaranty Agreement, or any Restricted Subsidiary or any Person acting by or on behalf of such Restricted Subsidiary shall deny or disaffirm such Restricted Subsidiary's obligations under the Guaranty Agreement; or default shall be made by any Restricted Subsidiary in the performance or observance of any covenant, provision, agreement or condition contained in the Guaranty Agreement, and such default (i) shall have continued for a period of 30 days after the earlier of (x) the date on which any Responsible Officer of a Borrower first has knowledge of such default, through notice or otherwise, and (y) the giving of notice to the Borrowers of such default by the Administrative Agent or any of the Lenders, and (ii) either alone or considered together with all such defaults, shall have or shall be reasonably likely to have a Material Adverse Effect; or

          (n) the occurrence of an Event of Default under the 364-Day Credit Agreement.

     SECTION 10.02.  Acceleration; Remedies.
                     ----------------------

     Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the Lenders or cured to the satisfaction of the Lenders (pursuant to the voting procedures in Section 12.07), the Administrative Agent, upon the request of the Required Lenders, shall, by written notice to the Borrowers, take any of the following actions without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrowers, except as otherwise specifically provided for herein:

          (i) Termination of Commitments.  Declare the Commitments terminated
              --------------------------
     whereupon the Commitments shall be immediately terminated.

          (ii)   Acceleration of Obligations.  Declare the unpaid principal of
                 ---------------------------
     and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrowers to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

          (iii)  Cash Collateral.  Contemporaneously with or subsequent to the
                 ---------------
     exercise of its right under clause (ii) of this Section 10.02, direct the Borrowers to pay (and the Borrowers agree that upon receipt of such direction, or upon the occurrence of an Event of Default under Section 10.01(g) or (h), it will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

          (iv)   Enforcement of Rights.  Enforce (A) any and all rights and
                 ---------------------
     interests created and existing under the Credit Documents and (B) all rights of set-off to the extent available under, and to the extent exercised in accordance with, applicable law.

Notwithstanding the foregoing, if an Event of Default specified in Section 10.01(g) or (h) shall occur, then the Commitments shall automatically terminate and all Loans, reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent.


                                  ARTICLE XI.

                             ADMINISTRATIVE AGENT

     SECTION 11.01.  Appointment and Authorization.
                     -----------------------------

     Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. The provisions of this Article XI are solely for the benefit of the Administrative Agent and the Lenders and the Borrowers shall not have any rights as a third party beneficiary of any of the provisions hereof.

     SECTION 11.02.  General Immunity.
                     ----------------

     In performing its duties to the Lenders as Administrative Agent hereunder, the Administrative Agent will take the same care as it takes in connection with credit transactions in which it alone is interested. However, neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Lenders for any action taken or omitted to be taken by it or them hereunder or in connection herewith except for its own or their own gross negligence or willful misconduct.

     SECTION 11.03.  Consultation with Professionals.
                     -------------------------------

     The Administrative Agent may consult with legal counsel and other professionals selected by it and shall not be liable to the Lenders for any action taken or suffered in good faith by it in accordance with the advice of such counsel and professionals in their respective areas of expertise.

     SECTION 11.04.  Documents.
                     ---------

     The Administrative Agent shall not be under any duty to examine or pass upon the effectiveness, genuineness or validity of this Agreement or any of the other Credit Documents or any other instrument or document furnished pursuant hereto or in connection herewith, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be.

     SECTION 11.05.  Rights as a Lender.
                     ------------------

     With respect to their respective Commitments, the Administrative Agent shall have the same rights and powers hereunder as any Lender and may exercise the same as though it were not the Administrative Agent, as the case may be, and the terms "Lender" and "Lenders" shall, as applicable and unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to and generally engage in any kind of banking or trust business with the Borrowers as if it were not the Administrative Agent as the case may be.

     SECTION 11.06.  Responsibility of Administrative Agent.
                     --------------------------------------

     It is expressly understood and agreed that the obligations of the Administrative Agent hereunder to the Lenders are only those expressly set forth in this Agreement and the other Credit Documents and that the Administrative Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing unless the Administrative Agent has actual knowledge of such fact or has received notice from a Lender or a Borrower that such Lender or such Borrower consider that a Default or an Event of Default has occurred and is continuing and specifying the nature thereof.

     SECTION 11.07.  Action by Administrative Agent.
                     ------------------------------

     So long as the Administrative Agent shall be entitled, pursuant to Section 11.06, to assume that no Default or Event of Default has occurred and is continuing, the Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights that may be vested in it by, or with respect to taking or refraining from taking any action or actions that it may be able to take under or in respect of, this Agreement or any of the other Credit Documents. The Administrative Agent shall incur no liability to the Lenders under or in respect of this Agreement or any of the other Credit Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument reasonably believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything that it may do or refrain from doing in the reasonable exercise of its judgment, or that may seem to it to be necessary or desirable under the circumstances.

     Without limiting the generality of the foregoing provisions of this Section 11.07, the Administrative Agent shall be conclusively entitled to assume that the conditions precedent set forth in Section 5.02 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied.

     SECTION 11.08.  Notices of Event of Default, Etc.
                     ---------------------------------

     In the event that the Administrative Agent shall have acquired actual knowledge of any Default or Event of Default, the Administrative Agent shall promptly give notice thereof to the Lenders, and the Administrative Agent may take such action and assert such rights with respect to taking or refraining from taking any action or actions that it may be able to take under or in respect of, this Agreement or any of the other Credit Documents, as it deems to be advisable in its discretion for the protection of the interests of the Lenders, including, without limitation, the exercise of rights and remedies under Article X and under any of the other Credit Documents; provided that, as
                                                             --------
between the Administrative Agent and the Lenders only, after the occurrence of an Event of Default, the Administrative Agent (i) shall not exercise any rights or remedies granted to it hereunder, under any other of the Credit Documents, or otherwise available to it at law or in equity, without the approval of the Required Lenders (or all of the Lenders, if otherwise required by this Agreement) and (ii) upon the direction of the Required Lenders (or all of the Lenders, if otherwise required by this Agreement), shall exercise such rights and remedies as so directed; provided further that, notwithstanding the above, the Administrative Agent shall not be required to take any action which would expose the Administrative Agent to personal liability or which is contrary to law unless it shall be indemnified to its satisfaction against any and all amounts, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature which may be imposed on, incurred by or asserted against the Administrative Agent by reason of taking or continuing to take any such action.

     SECTION 11.09.  Indemnification of Administrative Agent.
                     ---------------------------------------

     The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrowers), ratably according to their respective Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Credit Documents or any action taken or omitted by the Administrative Agent under this Agreement or any of the other Credit Documents; provided that, no Lender shall be liable for any portion of such
           --------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation to the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Credit Documents, to the extent not reimbursed by the Borrowers.

     SECTION 11.10.  No Representations.
                     ------------------

     Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent or any of its directors, employees, agents, attorneys-in-fact or affiliates hereafter taken, including any review of the affairs of the Borrowers, shall be deemed to constitute any representation or warranty by the Administrative Agent to such Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigations into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and made its own decision to make Loans hereunder and to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. The Administrative Agent agrees that (i) it shall promptly deliver to each Lender copies of all notices, reports and other documents expressly required to be furnished to the Administrative Agent by the Borrowers or any Restricted Subsidiary pursuant to any of the Credit Documents and (ii) upon the reasonable request of any Lender, it shall promptly deliver to such Lender such other information as the Administrative Agent shall receive regarding the Borrowers or any Restricted Subsidiary or the performance of the respective obligations of the Borrowers and the Restricted Subsidiaries under the Credit Documents; otherwise, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrowers which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     SECTION 11.11.  Resignation; Removal.
                     --------------------

     Subject to the appointment and acceptance of a successor as provided below, the acting Administrative Agent may resign by notifying the Lenders and the Borrowers not less than 30 days prior to the effective date of such resignation or may be removed by the Borrowers in their sole discretion at any time by notifying the Administrative Agent and the other Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor acceptable to the Borrowers, which successor shall be a Lender that is a bank having a combined capital and surplus of at least $500,000,000 or an affiliate of any such bank. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the delivery of notice of resignation by or removal of the existing Administrative Agent pursuant to the first sentence of this Section 11.11, then the existing Administrative Agent (in the case of resignation by the existing Administrative Agent) or the Borrowers (in the case of removal by the Borrowers of the existing Administrative Agent) may, on behalf of the Lenders, appoint a successor satisfying the requirements set forth above. Upon the acceptance of any appointment hereunder by a successor Lender, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder. After an Administrative Agent's resignation or removal hereunder, the provisions of this Article XI and Section 12.06 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     SECTION 11.12.  Syndication Agent, Documentation Agent and Co-Arrangers.
                     -------------------------------------------------------

     The Syndication Agent, Documentation Agent and Co-Arrangers, in their capacities as such, shall have no rights, powers, duties or obligations under this Agreement or any of the other Credit Documents.


                                  ARTICLE XII.

                                 MISCELLANEOUS

     SECTION 12.01.  Notices.
                     -------

     Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

     (a) if to the Borrowers, 9830 Patuxent Woods Drive, Columbia, Maryland 21046, Attention of Vice President-Finance and Controller (Facsimile No. 410-309-6296);

     (b)  if to the Administrative Agent to it at:

          (i) with respect to operational matters, 101 North Tryon Street, Independence Center, 15th Floor, NC1-001-15-02, Charlotte, North Carolina 28255, Attention of Kathy Mumpower, Agency Services (Facsimile No. 704-386-
     9923); and

          (ii) in all other cases, 6610 Rockledge Drive, 6th Floor, MD2-600-06-05, Bethesda, Maryland 20817-1876, Attention of Michael Heredia, Vice President (Facsimile No. 301-571-0719);

     (c)  if to a Lender, to it at its address (or telecopy number) set forth in
Schedule I or in the assignment agreement pursuant to which such Lender became a
----------
party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sender, or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 12.01 or at such other address or telex, telecopy or other number as shall be designated by such party in a notice to each other party complying with the terms of this Section 12.01.

     SECTION 12.02.  Survival of Agreement.
                     ---------------------

     All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lenders and shall survive the making of Loans by the Lenders hereunder regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as any Loans or any amounts are outstanding under this Agreement or any of the other Credit Documents and so long as the Commitments have not been terminated.

     SECTION 12.03.  Binding Effect.
                     --------------

     This Agreement shall become effective when it shall have been executed by the Borrowers and the Administrative Agent, and when the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and when the other conditions set out in Section 5.01 shall have been satisfied or waived, and thereafter this Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each Lender and their respective successors and assigns.

     SECTION 12.04.  Benefit of Agreement.
                     --------------------

     (a) Generally.  This Agreement shall be binding upon and inure to the
         ---------
benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrowers may not assign or transfer any of
                --------
their interests without prior written consent of the Lenders; provided further
                                                              -------- -------
that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this
Section 12.04, provided, however, that nothing herein shall prevent or prohibit
               --------  -------
any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or
(ii) granting assignments or participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any affiliate of such Lender which is at least 50% owned by such Lender or its parent company. To the extent required in connection with a pledge of Loans by any Lender to a Federal Reserve Bank, the Borrowers agree that, upon request of any such Lender, they will promptly provide such Lender a promissory note evidencing the repayment obligations of the Borrowers with respect to the principal of and interest on the Loans of such Lender arising under Section 2.01, such promissory note to be in a form reasonably satisfactory to the Borrowers and the applicable Lender.

     (b) Assignments by Lenders.  Each Lender may assign all or a portion of its
         ----------------------
rights and obligations hereunder pursuant to an assignment agreement substantially in the form of Schedule XIV to one or more Eligible Assignees
                             ------------
with, in the case of an assignment other than to a Lender or an affiliate of a Lender the prior written consent of the Borrowers so long as no Event of Default then exists, which consent will not be unreasonably withheld or delayed, provided that any such assignment shall be in a minimum aggregate amount of
--------
$5,000,000 of the Commitments and in integral multiples of $1,000,000 above such amount, and that each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement. Any assignment hereunder shall be effective upon delivery to the Administrative Agent of written notice of the assignment together with a transfer fee of $2,500 payable to the Administrative Agent for its own account. The assigning Lender will give prompt notice to the Administrative Agent and the Borrowers of any such assignment. Upon the effectiveness of any such assignment (and after notice to the Borrowers as provided herein), the assignee shall become a "Lender" for all purposes of this Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans, Participation Interests and Commitments being assigned. By executing and delivering an assignment agreement in accordance with this Section 12.04(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of the Borrowers or any Restricted

Subsidiary or the performance or observance by the Borrowers or any Restricted Subsidiary of any of their respective obligations under this Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Agreement or any other Credit Document as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Credit Documents are required to be performed by it as a Lender.

     (c) Participations.  Each Lender may sell, transfer, grant or assign
         --------------
participations in all or any part of such Lender's interests and obligations hereunder; provided that (i) such selling Lender shall remain a "Lender" for all
           --------
purposes under this Agreement and the other Credit Documents (such selling Lender's obligations under this Agreement remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Agreement or any of the other Credit Documents except with respect to any amendment or waiver referenced in Section 12.07 (i), (ii) or (v), (iii) sub-participations by the participant (except to an affiliate, parent company or affiliate of a parent company of the participant) shall be prohibited and (iv) any such participations shall be in an integral multiple of $5,000,000 of the Commitments. In the case of any such participation, the participant shall not have any rights under this Agreement or under any of the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation, provided, however, that such participant shall be entitled to receive additional
--------  -------
amounts under Sections 3.05 and 3.07 on the same basis as if it were a Lender, except that all claims and petitions for payment and all payments made pursuant to such Sections shall be made through such selling Lender and except that a participant shall not be entitled to receive pursuant to such provisions an amount larger than its share of the amount of which the selling Lender would have been entitled.

     SECTION 12.05.  No Waiver; Remedies Cumulative.
                     ------------------------------

     No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrowers and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

     SECTION 12.06.  Payment of Expenses, Etc.
                     -------------------------

     The Borrowers agree to: (i) pay all reasonable out-of-pocket costs and expenses (A) of the Administrative Agent in connection with the negotiation, preparation, execution and delivery and administration of this Agreement and the other Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Borrowers under this Agreement and (B) of the Administrative Agent and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein and/or collection of the obligations of any of the Borrowers and the Restricted Subsidiaries pursuant to the Credit Documents (including, without limitation, in connection with any such enforcement or collection, the reasonable fees and disbursements of counsel for the Administrative Agent and each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Lender (including the Issuing Lender), its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or reasonable out-of-pocket expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document, to the use of proceeds of any Loans hereunder, to the use of or any drawings under any Letters of Credit issued hereunder, to the consummation of any other transactions contemplated in any Credit Document or to the Merger Transaction, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified).

     SECTION 12.07.  Amendments, Waivers and Consents.
                     --------------------------------

     Neither this Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing signed by the Required Lenders, provided that no such amendment, change, waiver,
                                --------
discharge or termination shall, without the consent of each Lender affected thereby, (i) extend the scheduled maturities (including the final maturity and any mandatory prepayments, other than in connection with an Asset Disposition pursuant to Section 8.07(f) which shall be subject to the agreement of the Required Lenders as set forth in Section 3.02(b)(ii) hereof) of any Revolving Loan or LOC Obligation, or any portion thereof, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder or reduce the principal amount thereof, or increase the Commitment of any Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default shall not constitute a change in the terms of any Commitment of any Lender), (ii) except as otherwise permitted by Section 8.18, release Guarantors from their obligations under the Guaranty Agreement to the extent any such release would constitute a substantial portion of the benefits provided by the Guarantors taken as a whole, (iii) amend, modify or waive any provision of this Section 12.07 or Section 3.05, 3.07, 4.02, 4.03, 4.04, 4.05, 10.01(a) or (b), (iv) reduce any percentage specified in, or otherwise modify, the definition of "Required Lenders" or (v) consent to the assignment or transfer by the Borrowers of any of their respective rights and obligations under this Agreement and the other Credit Documents. No provision of Section 2.02 may be amended, modified or waived without the consent of the Swingline Lender and no provision of Article XI may be amended without the consent of the Administrative Agent.

     SECTION 12.08.  Counterparts.
                     ------------

     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     SECTION 12.09.  Headings.
                     --------

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     SECTION 12.10.  Survival of Indemnification.
                     ---------------------------

     All indemnities set forth herein, including, without limitation, in Section 3.05, 3.07, 4.05, 11.09 or 12.06 shall survive the execution and delivery of this Agreement, and the making of the Loans, the repayment of the Loans and other obligations and the termination of the Commitments hereunder.

     SECTION 12.11.  Governing Law; Submission to Jurisdiction; Venue; Waiver of
                     -----------------------------------------------------------
Jury Trial.
-----------

     (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND ALL AMENDMENTS, SUPPLEMENTS, MODIFICATIONS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW RULES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

     (b) THE BORROWERS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS MAY BE LITIGATED IN SUCH COURTS, AND THE BORROWERS WAIVE ANY OBJECTION WHICH THEY MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND
--------------------
WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AS PROVIDED IN SECTION 12.01(a) AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN MAILED TO THE BORROWERS IN ACCORDANCE HEREWITH. NOTHING CONTAINED IN THIS SECTION 12.11 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR THE LENDERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY JURISDICTION AGAINST THE BORROWERS OR TO ENFORCE A JUDGMENT OBTAINED IN THE COURTS OF ANY OTHER JURISDICTION. THE BORROWERS ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     SECTION 12.12.  Severability.
                     ------------

     If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     SECTION 12.13.  Term.
                     ----

     The term of this Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder shall remain outstanding and until all of the Commitments hereunder shall have terminated.

     SECTION 12.14.  Entirety.
                     --------

     This Agreement and the other Credit Documents represent the entire agreement of the parties hereto and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence, relating to this Agreement or any of the other Credit Documents or the transactions contemplated herein and therein.


                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Five-Year Agreement to be executed by its duly authorized officers as of the day and year first above written.


BORROWERS:                JP FOODSERVICE DISTRIBUTORS, INC.

                          By  /s/ George T. Megas
                            ----------------------------------
                          Name:  George T. Megas
                          Title: Vice President-Finance



                          RYKOFF-SEXTON, INC.

                          By  /s/ Lewis Hay, III
                            ----------------------------------
                          Name:  Lewis Hay, III
                          Title: Senior Vice President

LENDERS:                  NATIONSBANK, N.A.,
                          as Administrative Agent and a Lender

                          By  /s/ Michael R. Heredia
                            ----------------------------------
                          Name:  Michael R. Heredia
                          Title: Senior Vice President



                          NATIONSBANC MONTGOMERY SECURITIES, INC., as Co-Arranger

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE CHASE MANHATTAN BANK,
                          as Syndication Agent and a Lender

                          By
                            ----------------------------------
                          Name:
                          Title:



                          CHASE SECURITIES, INC.,
                          as Co-Arranger

                          By
                            ----------------------------------
                          Name:
                          Title:

LENDERS:                  NATIONSBANK, N.A.,
                          as Administrative Agent and a Lender

                          By
                            ----------------------------------
                          Name:
                          Title:



                          NATIONSBANC MONTGOMERY SECURITIES, INC., as Co-Arranger

                          By  /s/ John N. Gregg, Jr.
                            ----------------------------------
                          Name:  John N. Gregg, Jr.
                          Title: Director



                          THE CHASE MANHATTAN BANK,
                          as Syndication Agent and a Lender

                          By
                            ----------------------------------
                          Name:
                          Title:



                          CHASE SECURITIES, INC.,
                          as Co-Arranger

                          By
                            ----------------------------------
                          Name:
                          Title:

LENDERS:                  NATIONSBANK, N.A.,
                          as Administrative Agent and a Lender

                          By
                            ----------------------------------
                          Name:
                          Title:



                          NATIONSBANC MONTGOMERY SECURITIES, INC., as Co-Arranger

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE CHASE MANHATTAN BANK,
                          as Syndication Agent and a Lender

                          By  /s/ Karen M. Sharf
                            ----------------------------------
                          Name:  Karen M. Sharf
                          Title:



                          CHASE SECURITIES, INC.,
                          as Co-Arranger

                          By  /s/ Suresh Ramakhishnan
                            ----------------------------------
                          Name:  Suresh Ramakhishnan
                          Title: Vice President

                          BANKERS TRUST COMPANY

                          By /s/ Robert R. Telesca
                            ----------------------------------
                          Name:  Robert R. Telesca
                          Title: Assistant Vice President



                          THE MITSUBISHI TRUST AND BANKING
                           CORPORATION - CHICAGO BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:



                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY

                          By
                            ----------------------------------
                          Name:
                          Title:


                          BANQUE NATIONALE DE PARIS


                          By
                            ----------------------------------
                          Name:
                          Title:

                          By
                            ----------------------------------
                          Name:
                          Title:

                          BANKERS TRUST COMPANY

                          By
                            ----------------------------------
                          Name:
                          Title:


                          THE MITSUBISHI TRUST AND BANKING
                           CORPORATION - CHICAGO BRANCH

                          By  /s/ Nobuo Tominaga
                            ----------------------------------
                          Name:  Nobuo Tominaga
                          Title: Chief Manager


                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY

                          By
                            ----------------------------------
                          Name:
                          Title:


                          BANQUE NATIONALE DE PARIS

                          By
                            ----------------------------------
                          Name:
                          Title:

                          By
                            ----------------------------------
                          Name:
                          Title:

                          BANKERS TRUST COMPANY

                          By
                            ----------------------------------
                          Name:
                          Title:


                          THE MITSUBISHI TRUST AND BANKING
                           CORPORATION - CHICAGO BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:


                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY

                          By /s/ J A Don
                            ----------------------------------
                          Name:  J A DON
                          Title: Vice President and Manager


                          BANQUE NATIONALE DE PARIS

                          By
                            ----------------------------------
                          Name:
                          Title:

                          By
                            ----------------------------------
                          Name:
                          Title:

                          BANKERS TRUST COMPANY

                          By
                            ----------------------------------
                          Name:
                          Title:


                          THE MITSUBISHI TRUST AND BANKING
                           CORPORATION - CHICAGO BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:


                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY

                          By
                            ----------------------------------
                          Name:
                          Title:


                          BANQUE NATIONALE DE PARIS

                          By /s/ Richard L. Sted
                            ----------------------------------
                          Name:  Richard L. Sted
                          Title: Senior Vice President

                          By /s/ Thomas George
                            ----------------------------------
                          Name:  Thomas George
                          Title: Vice President
                                 Corporate Banking Division

                          BANK OF AMERICA, NT & SA,
                          as Documentation Agent and a Lender

                          By /s/ G. Burton Queen
                            ----------------------------------
                          Name:  G. Burton Queen
                          Title: Managing Director



                          FIRST CHICAGO NBD

                          By
                            ----------------------------------
                          Name:
                          Title:



                          PNC BANK, NATIONAL ASSOCIATION

                          By
                            ----------------------------------
                          Name:
                          Title:


                          CREDIT AGRICOLE INDOSUEZ

                          By
                            ----------------------------------
                          Name:
                          Title:

                          BANK OF AMERICA, NT & SA,
                          as Documentation Agent and a Lender

                          By
                            ----------------------------------
                          Name:
                          Title:


                          FIRST NATIONAL BANK OF CHICAGO

                          By  /s/ Amy L. Robbins
                            ----------------------------------
                          Name:   Amy L. Robbins
                          Title:    Vice President


                          PNC BANK, NATIONAL ASSOCIATION

                          By
                            ----------------------------------
                          Name:
                          Title:


                          CREDIT AGRICOLE INDOSUEZ

                          By
                            ----------------------------------
                          Name:
                          Title:

                          BANK OF AMERICA, NT & SA,
                          as Documentation Agent and a Lender

                          By
                            ----------------------------------
                          Name:
                          Title:


                          FIRST CHICAGO NBD

                          By
                            ----------------------------------
                          Name:
                          Title:


                          PNC BANK, NATIONAL ASSOCIATION

                          By [SIGNATURE APPEARS HERE]
                            ----------------------------------
                          Name:
                          Title:


                          CREDIT AGRICOLE INDOSUEZ

                          By
                            ----------------------------------
                          Name:
                          Title:

                          BANK OF AMERICA, NT & SA,
                          as Documentation Agent and a Lender

                          By
                            ----------------------------------
                          Name:
                          Title:


                          FIRST CHICAGO NBD

                          By
                            ----------------------------------
                          Name:
                          Title:


                          PNC BANK, NATIONAL ASSOCIATION

                          By
                            ----------------------------------
                          Name:
                          Title:


                          CREDIT AGRICOLE INDOSUEZ

                          By /s/ Craig Welch
                            ----------------------------------
                          Name: Craig Welch
                          Title: First Vice President

                          By /s/ Cheryl Solometo
                            ----------------------------------
                          Name: Cheryl Solometo
                          Title: Vice President

                          THE MITSUI TRUST AND BANKING COMPANY
                           LIMITED

                          By /s/ Margaret Holloway
                            ----------------------------------
                          Name:  Margaret Holloway
                          Title: Vice President & Manager



                          COOPERATIEVE CENTRALE RAIFFEISEN-
                           BOERENLEENBANK, B.A., "RABOBANK
                           NEDERLAND", NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:


                          By
                            ----------------------------------
                          Name:
                          Title:



                          RIGGS BANK, N.A.

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE SANWA BANK, LIMITED

                          By
                            ----------------------------------
                          Name:
                          Title:

                          THE MITSUI TRUST AND BANKING COMPANY
                           LIMITED

                          By
                            ----------------------------------
                          Name:
                          Title:



                          COOPERATIEVE CENTRALE RAIFFEISEN-
                           BOERENLEENBANK, B.A., "RABOBANK
                           NEDERLAND", NEW YORK BRANCH

                          By /s/ Angelo J. Balestrieri
                            ----------------------------------
                          Name:  Angelo J. Balestrieri
                          Title: Vice President


                          By /s/ W. Pieter C. Kodde
                            ----------------------------------
                          Name:  W. Pieter C. Kodde
                          Title: Vice President



                          RIGGS BANK, N.A.

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE SANWA BANK, LIMITED

                          By
                            ----------------------------------
                          Name:
                          Title:

                          THE MITSUI TRUST AND BANKING COMPANY
                           LIMITED

                          By
                            ----------------------------------
                          Name:
                          Title:



                          COOPERATIEVE CENTRALE RAIFFEISEN-
                           BOERENLEENBANK, B.A., "RABOBANK
                           NEDERLAND", NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:


                          By
                            ----------------------------------
                          Name:
                          Title:



                          RIGGS BANK, N.A.

                          By /s/ Jeffrey P. White
                            ----------------------------------
                          Name:  Jeffrey P. White
                          Title: Vice President



                          THE SANWA BANK, LIMITED

                          By
                            ----------------------------------
                          Name:
                          Title:

                          THE MITSUI TRUST AND BANKING COMPANY
                           LIMITED

                          By
                            ----------------------------------
                          Name:
                          Title:



                          COOPERATIEVE CENTRALE RAIFFEISEN-
                           BOERENLEENBANK, B.A., "RABOBANK
                           NEDERLAND", NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:


                          By
                            ----------------------------------
                          Name:
                          Title:



                          RIGGS BANK, N.A.

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE SANWA BANK, LIMITED

                          By /s/ Christian Kambour
                            ----------------------------------
                          Name:  Christian Kambour
                          Title: Vice President

                          THE DAI-ICHI KANGYO BANK, LTD.

                          By  /s/ David J. McCann
                            ----------------------------------
                          Name:  David J. McCann
                          Title: Assistant Vice President



                          THE FIRST NATIONAL BANK OF MARYLAND

                          By
                            ----------------------------------
                          Name:
                          Title:



                          LTCB NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:



                          MERITA BANK LTD.

                          By
                            ----------------------------------
                          Name:
                          Title:

                          THE DAI-ICHI KANGYO BANK, LTD.

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE FIRST NATIONAL BANK OF MARYLAND

                          By /s/ Susan Elliott Benninghoff
                            ----------------------------------
                          Name:  Susan Elliott Benninghoff
                          Title: Vice President



                          LTCB NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:



                          MERITA BANK LTD.

                          By
                            ----------------------------------
                          Name:
                          Title:

                          THE DAI-ICHI KANGYO BANK, LTD.

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE FIRST NATIONAL BANK OF MARYLAND

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE LONG-TERM CREDIT BANK OF JAPAN,
                           LIMITED, NEW YORK BRANCH

                          By /s/ Hiroshi Kitada
                            ----------------------------------
                          Name:  Hiroshi Kitada
                          Title: Deputy General Manager



                          MERITA BANK LTD.

                          By
                            ----------------------------------
                          Name:
                          Title:

                          THE DAI-ICHI KANGYO BANK, LTD.

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE FIRST NATIONAL BANK OF MARYLAND

                          By
                            ----------------------------------
                          Name:
                          Title:



                          LTCB NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:



                          MERITA BANK LTD.

                          By  /s/ Clifford Abramsky
                            ----------------------------------
                          Name:  Clifford Abramsky
                          Title: Vice President


                          By  /s/ Frank Maffei
                            ----------------------------------
                          Name:  Frank Maffei
                          Title: Vice President

                          CRESTAR BANK

                          By /s/ Paul R. Beliveau
                            ----------------------------------
                          Name:  Paul R. Beliveau
                          Title: Vice President



                          FIRST UNION NATIONAL BANK

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE FUJI BANK LIMITED, NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:



                          WACHOVIA BANK, N.A.

                          By
                            ----------------------------------
                          Name:
                          Title:

                                                      Five-Year Credit Agreement

                          CRESTAR BANK

                          By
                            ----------------------------------
                          Name:
                          Title:



                          FIRST UNION NATIONAL BANK

                          By /s/ Ronald J. Bucci
                            ----------------------------------
                          Name: Ronald J. Bucci
                          Title: Vice President



                          THE FUJI BANK LIMITED, NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:



                          WACHOVIA BANK, N.A.

                          By
                            ----------------------------------
                          Name:
                          Title:

                                                      Five-Year Credit Agreement

                          CRESTAR BANK

                          By
                            ----------------------------------
                          Name:
                          Title:



                          FIRST UNION NATIONAL BANK

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE FUJI BANK LIMITED, NEW YORK BRANCH

                          By /s/ Raymond Ventura
                            ----------------------------------
                          Name: Raymond Ventura
                          Title: Vice President & Manager



                          WACHOVIA BANK, N.A.

                          By
                            ----------------------------------
                          Name:
                          Title:

                                                      Five-Year Credit Agreement

                          CRESTAR BANK

                          By
                            ----------------------------------
                          Name:
                          Title:



                          FIRST UNION NATIONAL BANK

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE FUJI BANK LIMITED, NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:



                          WACHOVIA BANK, N.A.

                          By /s/Fitzhugh Wickham
                            ----------------------------------
                          Name: Fitzhugh Wickham
                          Title: Vice President

                                                      Five-Year Credit Agreement

                          SUMITOMO TRUST & BANKING CO., LTD.,
                           NEW YORK BRANCH

                          By /s/ Suraj P. Bhatia
                            ----------------------------------
                          Name:  Suraj P. Bhatia
                          Title: Senior Vice President
                                 Manager, Corporate Finance Dept.



                          THE TOYO TRUST & BANKING CO., LTD.

                          By
                            ----------------------------------
                          Name:
                          Title:



                          U.S. BANK NATIONAL ASSOCIATION

                          By
                            ----------------------------------
                          Name:
                          Title:

                          SUMITOMO TRUST & BANKING CO., LTD.,
                           NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE TOYO TRUST & BANKING CO., LTD.

                          By /s/ Takashi Mikumo
                            ----------------------------------
                          Name:  Takashi Mikumo
                          Title: Vice President



                          U.S. BANK NATIONAL ASSOCIATION

                          By
                            ----------------------------------
                          Name:
                          Title:

                          SUMITOMO TRUST & BANKING CO., LTD.,
                           NEW YORK BRANCH

                          By
                            ----------------------------------
                          Name:
                          Title:



                          THE TOYO TRUST & BANKING CO., LTD.

                          By
                            ----------------------------------
                          Name:
                          Title:



                          U.S. BANK NATIONAL ASSOCIATION

                          By /s/ Mark R. Oluron
                            ----------------------------------
                          Name:  Mark R. Oluron
                          Title: Vice President

                                  SCHEDULE I

             Lenders, Lender Addresses and Commitment Percentages
             ----------------------------------------------------


       Name and Address of Lender          Revolving Commitment  Commitment Percentage   LOC Commitment
-----------------------------------------  --------------------  ----------------------  --------------


NationsBank, N.A.                                $36,666,666.67           6.6667%         $5,000,000.00
Corporate Finance Group
6610 Rockledge Drive, 6th Floor
MD2-600-06-13
Bethesda, Maryland  20817-1876
Attn:  Michael R. Heredia
Ph:  (301) 571-0724
Fx:  (301) 571-0719

Chase Manhattan Bank                             $36,666,666.67           6.6667%         $5,000,000.00
270 Park Avenue, 47th Floor
New York, New York  10017
Attn:  Karen Scharf
Ph:  (212) 270-5659
Fx:  (212)

Bank of America NT & SA                          $33,000,000.00           6.0000%         $4,500,000.00
231 S. LaSalle Street, 9th Floor
Chicago, Illinois  60697
Attn:  W. Thomas Barnett
Ph:  (312) 828-3105
Fx:  (312) 967-1276

                              Schedule I - Page 1

The First National Bank of Chicago         $29,333,333.33                 5.3333%         $4,000,000.00$
153 West 51st Street
New York, New York  10019
Attn:  Amy Robbins
Ph:  (212) 373-1023
Fx:  (212) 373-1180

with a copy to:

The First National Bank of Chicago
1 First National Plaza
Chicago, Illinois  60670
Attn:  Ann Kalaska
Ph:  (312) 732-1028
Fx:  (312) 732-3596

PNC Bank, National Association             $29,333,333.33                 5.3333%         $ 4,000,000.00
1600 Market Street
M/S:  F2-F070-21-5
Philadelphia, Pennsylvania  19103
Attn:  Gary Tyrrell
Ph:  (215) 585-5934
Fx:  (215) 585-5972

Credit Agricole Indosuez                   $25,666,666.67                 4.6667%         $ 3,500,000.00
520 Madison Avenue
New York, New York  10022
Attn:  John McCloskey
Ph:  (212) 418-2217
Fx:  (212) 418-2228

                              Schedule I - Page 2


Crestar Bank                               $25,666,666.67                 4.6667%         $3,500,000.00
120 East Baltimore Street, 25th Floor
Baltimore, Maryland  21203
Attn:  Paul R. Beliveau
Ph:  (410) 986-1662
Fx:  (410) 986-1670

First Union National Bank                  $25,666,666.67                 4.6667%         $3,500,000.00
1 East Baltimore Street, 2nd Floor
Baltimore, Maryland  21202
Attn:  Ronald Bucci
Ph:  (410) 244-3564
Fx:  (410) 539-0136

The Fuji Bank, Limited, New York Branch    $25,666,666.67                 4.6667%         $3,500,000.00
Two World Trade Center
79th Floor
New York, New York  10048
Attn:  Irene Shen
Ph:  (212) 898-2569
Fx:  (212) 321-9407

Wachovia Bank, N.A.                        $25,666,666.67                 4.6667%         $3,500,000.00
191 Peachtree Street, N.E., GA307
Atlanta, Georgia  30303
Attn:  Fitzhugh L. Wickham, III
Ph:  (404) 332-1013
Fx:  (404) 332-6898

                              Schedule I - Page 3

Bankers Trust Company                      $21,083,333.33                 3.8333%         $2,875,000.00
233 S. Wacker Drive
Suite 8400
Chicago, Illinois  60606
Attn:  Christina Minnis
Ph:  (312) 993-8011
Fx:  (312) 993-8218

with a copy to:

Bankers Trust Company
130 Liberty Street, 31st Floor
New York, New York  10048
Attn:  Robert Blank
Ph:  (212) 250-4863
Fx:  (212) 250-0734

The Mitsubishi Trust and Banking           $21,083,333.33                 3.8333%         $2,875,000.00
 Corporation - Chicago Branch
311 S. Wacker Drive, Suite 6300
Chicago, Illinois  60606
Attn:  Vicki Kamm DeMar
Ph:  (312) 408-6014
Fx:  (312) 663-0863

The Bank of Tokyo - Mitsubishi Trust       $16,500,000.00                 3.000%          $2,250,000.00
 Company
2000 K Street, NW
Suite 701
Washington, DC  20006
Attn:  J. Andrew Don
Ph:  (202) 463-0175
Fx:  (202) 493-3416

                              Schedule I - Page 4


Banque Nationale de Paris                                 $16,500,000.00         3.0000%         $2,250,000.00
499 Park Avenue, 9th Floor
New York, New York  10022
Attn:  Thomas George
Ph:  (212) 415-9718
Fx:  (212) 415-9606

The Dai-Ichi Kangyo Bank, Ltd.                            $16,500,000.00         3.0000%         $2,250,000.00
One World Trade Center, Suite 4911
New York, New York  10048
Attn:  Doron Sabag
Ph:  (212) 488-0549
Fx:  (212) 524-0579 or (212) 912-1879

The First National Bank of Maryland                       $16,500,000.00         3.0000%         $2,250,000.00
25 South Charles Street
Mail Code 101-744
Baltimore, Maryland  21201
Attn:  Susan Benninghoff
Ph:  (410) 244-4898
Fx:  (410) 244-4294

The Long-Term Credit Bank of Japan, Limited,              $16,500,000.00         3.0000%         $2,250,000.00
New York Branch
165 Broadway, 49th Floor
New York, New York  10006
Attn:  Maoyoshi Kasuga
Ph:  (212) 335-4607
Fx:  (212) 608-2371

Merita Bank Ltd.                                          $16,500,000.00         3.0000%         $2,250,000.00
437 Madison Avenue, 21st Floor
New York, New York  10022
Attn:  Clifford Abramsky
Ph:  (212) 318-9564
Fx:  (212) 318-9318


                              Schedule I - Page 5


The Mitsui Trust and Banking Company Limited              $16,500,000.00         3.0000%         $2,250,000.00
New York Branch
1251 Avenue of the Americas, 39th Floor
New York, New York  10020
Attn:  Paul Verdi
Ph:  (212) 790-5470
Fx:  (212) 790-5435

Cooperatieve Central Raiffeisen-Boerenleenbank,           $16,500,000.00         3.0000%         $2,250,000.00
B.A., "Rabobank Nederland", New York Branch
245 Park Avenue
New York, New York  10167
Attn:  Joana M. Socowski
Ph:  (212) 916-7801
Fx:  (212) 916-7863

Riggs Bank, NationsBank, N.A.                             $16,500,000.00         3.0000%         $2,250,000.00
808 17th Street, N.W., 10th Floor
Washington, DC  20006
Attn:  Jeff White
Ph:  (202) 835-4504
Fx:  (202) 835-5977

The Sanwa Bank, Limited                                   $16,500,000.00         3.0000%         $2,250,000.00
55 E. 52nd Street
New York, New York  10055
Attn:  Christian Kambour
Ph:  (212) 339-6232
Fx:  (212) 754-1304


                              Schedule I - Page 6


Sumitomo Trust & Banking Co., Ltd.,                       $ 16,500,000.00        3.0000%         $ 2,250,000.00
  New York Branch
527 Madison Avenue
New York, New York  10022
Attn:  Betsy Quirk
Ph:  (212) 326-0553
Fx:  (212) 418-4848

The Toyo Trust & Banking Co., Ltd.                        $ 16,500,000.00        3.0000%         $ 2,250,000.00
666 5th Avenue, 33rd Floor
New York, New York  10103
Attn:  Cuthbert Hamilton
Ph:  (212) 307-3408
Fx:  (212) 307-3498

U.S. Bank National Association                            $ 16,500,000.00        3.0000%         $ 2,250,000.00
601 2nd Avenue South
MPFP0702
Minneapolis, Minnesota  55402-4302
Attn:  Christopher H. Patton
Ph:  (612) 973-0555
Fx:  (612) 973-0825

Bank Hapoalim B.M.                                                -                 -                    -
1515 Market Street, Suite 200
Philadelphia, Pennsylvania  19102
Attn:  Ellen Frank
Ph:  (215) 665-2251
Fx:  (215) 665-2217                                    --------------------  -------------     ------------------
                                                          $550,000,000.00      100.0000%         $75,000,000.00


                              Schedule I - Page 7

                                  SCHEDULE II

                          Existing Letters of Credit
                          --------------------------

================================================================================
Letter of Credit   Outstanding
      No.            Amount      Issue Date   Expiry Date   Beneficiary
      ---            ------      ----------   -----------   -----------
--------------------------------------------------------------------------------
38444              $  339,037     04/01/92      08/29/98    The Travelers
                                                            Insurance Company
--------------------------------------------------------------------------------
38445              $5,020,500     04/01/92      05/11/98    National Union Fire
                                                            Insurance Company
--------------------------------------------------------------------------------
41134              $  224,000     11/10/94      07/01/98    Continental
                                                            Insurance Company
--------------------------------------------------------------------------------
41135              $1,105,000     11/10/94      07/01/98    Continental
                                                            Insurance Company
--------------------------------------------------------------------------------
41136              $2,760,086     11/10/94      07/01/98    The Travelers
                                                            Insurance Company
--------------------------------------------------------------------------------
41908              $2,580,000     07/01/95      07/01/98    Union Pacific
                                                            Insurance Company
================================================================================

The letters of credit listed above have been issued by NationsBank of North Carolina, N.A.

                                  SCHEDULE II

                          Existing Letters of Credit
                          --------------------------

(a)  Standby Letters of Credit
     -------------------------

(issued by Bank of America for the account of Rykoff-Sexton, Inc. and its subsidiaries)


Letter of                Outstanding
Credit No.               Amount                    Issue Date               Expiry Date               Beneficiary
----------               ------                    ----------               -----------               -----------

C 7323195                $5,253,424.00             3/25/97                  5/1/98                    Self-Insurance Plans

C 7323236                $25,000.00                5/05/97                  5/5/98                    Continental Casualty Co.

C 7323247                $3,807,000.00             5/17/96                  6/30/97                   Insurance Co. of N. America

C 7323258                $3,300,000.00             5/17/96                  4/30/98                   Pacific Employees Ins. Co.

C 7323269                $1,511,000.00             5/17/96                  6/21/98                   Pacific Employees Ins. Co.

C 7323270                $3,600,000.00             5/17/96                  1/29/98                   Pacific Employees Ins. Co.

C 7300928                $3,500,000.00             5/17/96                  5/16/98                   Pitney Bowes Credit Corp.

C 7300939                $2,500,000.00             5/17/96                  5/16/98                   Manufactures Bank

C 7327315                $100,000.00               4/30/97                  4/30/98                   PT Great Giant Pineapple Co.

C 7327326                $100,000.00               4/30/97                  4/24/98                   United Pacific Ins. Co.

C 7324384                $125,000.00               3/25/97                  2/28/98                   EMCO Foodservice Systems


(issued by The Chase Manhattan Bank for the account of US Foodservice Inc. and its subsidiaries)

Letter of     Outstanding
Credit No.    Amount        Issue Date     Expiry Date    Beneficiary
----------    ------        ----------     -----------    -----------

PG700010      $260,000.00   5/17/96        12/31/97       GECC (KFS)

PG700011      $195,000.00   5/17/96        12/31/97       GECC (RRS)

PG700012      $164,000.00   5/17/96        12/31/97       GECC (BBI)

PG753293      $211,738.82   5/17/96        5/15/98        GECC (WS)

PG093929      $20,000.00    5/17/96        12/31/98       ALCOA
                                                          UTILITIES
                                                          (KFS)

PG751394      $90,000.00    5/17/96        5/29/98        ASSOCIATES
                                                          LEASING

PG751190      $60,000.00    5/17/96        3/20/99        AT&T

PG751204      $300,000.00   5/17/96        3/20/98        US LEASING

PG753329      $1,000,000.00 7/18/95        12/28/98       LUMBERMAN'S

PG754420      $750,000.00   5/17/96        11/29/98       PNC BANK

(b)  Commercial Letters of Credit
     ----------------------------

     Bank of America has issued and will continue to issue prior to the merger various trade letters of credit for product purchases for the account of Targeted Specialty Services, Inc. in an amount not to exceed $2,500,000. The outstanding amount of such letters of credit as of September 30, 1997, was $873,984.94.

                                  SCHEDULE III

                      Form of Guarantor Joinder Agreement
                      -----------------------------------

     THIS GUARANTOR JOINDER AGREEMENT (the "Agreement"), dated as of
                                            ---------
_____________, 19__, is by and between _____________________, a
___________________ (the "Subsidiary"), and NATIONSBANK, N.A., in its capacity
                          ----------
as Administrative Agent under that certain Five Year Credit Agreement, dated as of December 23, 1997 (as the same may be modified or amended from time to time, the "Credit Agreement"), among Rykoff-Sexton, Inc. and JP Foodservice
     ----------------
Distributors, Inc. (the "Borrowers"), the Lenders party thereto, NationsBank,
                         ---------
N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent. All of the defined terms in the Guaranty Agreement (as defined in the Credit Agreement) are incorporated herein by reference.

     The Borrowers are required by Section 8.18 of the Credit Agreement to cause the Subsidiary to execute this Guarantor Joinder Agreement.

     Accordingly, the Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

     1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Guaranty Agreement and a "Guarantor" for all purposes of the Guaranty Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Guaranty Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Guaranty Agreement, including without limitation all of the undertakings and waivers set forth therein. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary, subject to the limitations set forth in Section 1 of the Guaranty Agreement, hereby jointly and severally, together with the other Guarantors, guarantees to the Administrative Agent and the Lenders, as provided in such Section 1 of the Guaranty Agreement, the prompt payment when due, by acceleration or otherwise, of the Borrowers' Obligations.

     [2. If the Subsidiary is not incorporated or organized under the laws of any State of the United States or the District of Columbia, then the Subsidiary hereby agrees as follows:

          (i)(A) Without limiting the generality of Sections 19(a) and (b) of the Guaranty Agreement, the Subsidiary agrees that any controversy or claim with respect to it arising out of or relating to the Guaranty Agreement may, at the option of the Administrative Agent and the Lenders, be settled immediately by submitting the same to binding arbitration in New York City (or such other place as the parties may agree) in accordance with the Commercial Arbitration Rules then obtaining of the American Arbitration Association. Upon the request and submission of any controversy or claim for arbitration

                             Schedule III - Page 1
     under the Guaranty Agreement, the Administrative Agent shall give the Subsidiary not less than 45 days written notice of the request for arbitration, the nature of the controversy or claim, and the time and place set for arbitration. The Subsidiary agrees that such notice is reasonable to enable it sufficient time to prepare and present its case before the arbitration panel. Judgment on the award rendered by the arbitration panel may be entered in any court in which any action could have been brought or maintained pursuant to subparagraph (ii) below, including without limitation any court of the State of New York or any Federal court sitting in the State of New York. The expenses of arbitration shall be paid by the Subsidiary.

          (B) The provisions of subparagraph (A) above are intended to comply with the requirements of the Convention on the Recognition and Enforcement of Foreign Arbitral Awards (the "Convention"). To the extent that any provisions of such subparagraph (A) are not consistent with or fail to conform to the requirements set out in the Convention, such subparagraph
     (A) shall be deemed amended to conform to the requirements of the Convention.

          (C) The Subsidiary hereby specifically consents and submits to the jurisdiction of the courts of the State of New York and courts of the United States located in the State of New York for purposes of entry of a judgment or arbitration award entered by the arbitration panel.

          (D) The Subsidiary hereby irrevocably appoints ________________, with an address on the date hereof at __________________________________ (the
     "New York Process Administrative Agent"), as process agent in its name, place and stead to receive and forward service of any and all writs, summonses and other legal process in any suit, action or proceeding brought in the State of New York, agrees that such service in any such suit, action or proceeding may be made upon the New York Process Administrative Agent and agrees to take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that the Subsidiary will at all times have an agent in the State of New York for service of process for the above purposes.

          (ii) The guarantee of the Subsidiary pursuant to the Guaranty Agreement is (in part) an international transaction in which payment of dollars in Charlotte, North Carolina, is of the essence, and dollars shall be the currency of account in all events. The payment obligation of the Subsidiary shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to dollars and transfer to Charlotte, North Carolina, under normal banking procedures does not yield the amount of dollars in Charlotte, North Carolina due hereunder. In the event that any payment by the Subsidiary, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of dollars in Charlotte, North Carolina, the Administrative Agent and the Lenders shall have a separate cause of action against the

                             Schedule III - Page 2

     Subsidiary for the additional amount necessary to yield the amount due and owing to the Administrative Agent and the Lenders.]/1/

     3. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each constituting an original, but all together constituting one and the same instrument.

     IN WITNESS WHEREOF, the Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                      [SUBSIDIARY]

                      By
                        ----------------------------

                      Title
                           -------------------------

                      Acknowledged and accepted:

                      NATIONSBANK, N.A.,
                      as Administrative Agent as aforesaid for the Lenders

                      By
                        ------------------------------

                      Title
                           ---------------------------


-------------------------
/1/For use only if the Subsidiary is not incorporated or organized under the law of any state of the United States or the District of Columbia.


                             Schedule III - Page 3

                                  SCHEDULE IV

                           Form of Guaranty Agreement
                           --------------------------


     THIS GUARANTY AGREEMENT, dated as of December 23, 1997 (the "Guaranty
                                                                  --------
Agreement"), is given by
---------

     JP FOODSERVICE, INC., a Delaware corporation (the "Parent"), and THOSE
                                                        ------
SUBSIDIARIES of the Borrowers identified on the signature pages hereto (together with each other subsidiary which may become a party hereto by execution of a Guarantor Joinder Agreement, the "Guarantors"); in favor of
                                  ----------

     NATIONSBANK, N.A., a national banking association, in its capacity as agent (in such capacity, hereinafter referred to as the "Administrative Agent") for
                                                   --------------------
the various lenders from time to time parties to that certain Five Year Credit Agreement dated as of December 23, 1997 (such Credit Agreement, as the same may be modified or amended from time to time, being hereinafter referred to as the

"Credit Agreement") among Rykoff-Sexton, Inc. and JP Foodservice Distributors,
 ----------------
Inc. (the "Borrowers"), the Lenders party thereto, NationsBank, N.A., as
           ---------
Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent (capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement).

RECITALS:
--------

     1. Pursuant to the Credit Agreement, the Lenders have agreed, subject to certain terms and conditions, to make available certain credit facilities to the Borrowers.

     2. As a condition precedent to making such credit facilities available to the Borrowers, the Lenders have required, among other things, the Parent and each of the Restricted Subsidiaries (as defined in the Credit Agreement) of the Borrowers to guarantee all of the Borrowers' obligations arising under the Credit Agreement and the other Credit Documents referred to therein.

     3. Other than the Parent, each of the Guarantors is a Restricted Subsidiary of a Borrower.

     NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the Guarantors hereby agree as follows:

     1.   Guarantee of Payment.  The Guarantors hereby irrevocably and
          --------------------
unconditionally guarantee, jointly and severally, to the Administrative Agent and the Lenders the prompt

                             Schedule IV - Page 1
payment, when due, by acceleration or otherwise, of the Borrowers' Obligations. For the purposes hereof the "Borrowers' Obligations" means all indebtedness, obligations and liabilities of the Borrowers under the Credit Agreement or any other of the Credit Documents to which either Borrower is a party, now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, held or acquired, as such Borrowers' Obligations may be modified, extended, renewed or replaced from time to time. The guaranty of the Guarantors as set forth in this Section 1 is a guaranty of payment and not of collection.

     Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, the liability of each Guarantor with respect to the Borrowers' Obligations guaranteed hereunder shall not exceed the Maximum Guaranteed Amount for such Guarantor. For purposes hereof:

     (i) "Maximum Guaranteed Amount" shall mean, for any Guarantor as of any date of determination thereof, the sum of (a) with respect to each Extension of Credit (or portion thereof) the proceeds of which are used to make a Direct Transfer to such Guarantor, the outstanding amount of such Extension of Credit (or such portion thereof), together with accrued and unpaid interest thereon, plus (b) with respect to each Extension of Credit
                              ----
     (or portion thereof) the proceeds of which are not used to make a Direct Transfer to such Guarantor, the lesser of (1) the outstanding amount of all such Extensions of Credit (or such portions thereof), together with accrued and unpaid interest thereon, as of the earlier of the date that enforcement is sought against such Guarantor hereunder or the date of the commencement of a case under the U.S. Bankruptcy Code in which such Guarantor is a debtor, or (2) 95% of the Adjusted Net Worth of such Guarantor at the time of such Extension of Credit, after deducting therefrom the amount determined pursuant to clause (a) above.

     (ii) "Extension of Credit" shall mean the making of any Loan or the issuance, or extension of the maturity date, of any Letters of Credit.

     (iii) "Direct Transfer" shall mean, in respect of any Guarantor, (a) all loans, advances or capital contributions made to or for the benefit of such Guarantor with proceeds of any Extension of Credit, (b) all debt securities or other obligations of such Guarantor acquired from such Guarantor or retired by such Guarantor with proceeds of any Extension of Credit, (c) the fair market value of all property acquired with proceeds of any Extension of Credit and transferred, absolutely and not as collateral, to such Guarantor and (d) all equity securities of such Guarantor acquired from such Guarantor with proceeds of any Extension of Credit.

     (iv) "Adjusted Net Worth" shall mean, with respect to any Guarantor as of any date of determination thereof, the excess of (a) the amount of the "present fair saleable value" of the assets of such Guarantor as of such date of determination, over (b) the amount of all "liabilities, contingent or otherwise", of such Guarantor as of such date of determination, as such quoted terms are determined in accordance with applicable Federal and state laws

                             Schedule IV - Page 2
     governing determinations of the insolvency of debtors. In determining the Adjusted Net Worth of any Guarantor for purposes of calculating the Maximum Guaranteed Amount for such Guarantor in respect of any Extension of Credit, the liabilities of such Guarantor to be used in such determination pursuant to clause (b) of the preceding sentence shall in any event include the liabilities of such Guarantor hereunder in respect of all Extensions of Credit other than the Extension of Credit in respect of which such calculation is being made.

     2.   Release of Collateral, Parties Liable, etc.  Each of the Guarantors
          -------------------------------------------
agrees that the time or place of payment of the Borrowers' Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Borrowers may be granted indulgences generally; that any provisions of the Credit Documents or any other documents executed in connection with this transaction may be modified, amended or waived; that any party liable for the payment of the Borrowers' Obligations may be granted indulgences or released; and that any deposit balance for the credit of the Borrowers or any other party liable for the payment of the Borrowers' Obligations may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Borrowers' Obligations, all without notice to or further assent by the Guarantors, or any of them, who shall remain bound thereon, notwithstanding any such extension, renewal, acceleration, modification, indulgence or release.

     3.   Waiver of Rights.  Each of the Guarantors expressly waives:  (a)
          ----------------
notice of acceptance of this Guaranty Agreement by the Administrative Agent and the Lenders and of all extensions of credit to the Borrowers by the Administrative Agent or any Lender; (b) presentment and demand for payment of any of the Borrowers' Obligations; (c) protest and notice of dishonor or of default to such Guarantor or to any other party with respect to the Borrowers' Obligations or with respect to any security therefor; (d) all other notices to which such Guarantor might otherwise be entitled; (e) demand for payment under this Guaranty Agreement; and (f) any right to assert against the Administrative Agent or any Lender, as a defense, counterclaim, set-off or cross-claim, any defense (legal or equitable), set-off, counterclaim or claim which such Guarantor may now or hereafter have against the Administrative Agent or any Lender or the Borrowers, but such waiver shall not prevent such Guarantor from asserting against the Administrative Agent or any Lender in a separate action, any claim, action, cause of action, or demand that such Guarantor might have, whether or not arising out of this Guaranty Agreement.

     4.   Primary Liability of Guarantors.  Each of the Guarantors agrees that
          -------------------------------
this Guaranty Agreement may be enforced by the Administrative Agent and the Lenders without the necessity at any time of having recourse to the Borrowers under the Credit Agreement or otherwise, and each of the Guarantors hereby waives the right to require the Administrative Agent and the Lenders to proceed against the Borrowers or any other person (including a co-guarantor) or to require the Administrative Agent and the Lenders to pursue any other remedy or enforce any other right. Each of the Guarantors further agrees that it shall have no right of subrogation, reimbursement or indemnity whatsoever for the Borrowers' Obligations, so long as any amounts

                             Schedule IV - Page 3
payable to the Administrative Agent or the Lenders in respect of the Borrowers' Obligations shall remain outstanding and until all of the Commitments under the Credit Agreement shall have been terminated. Each of the Guarantors further agrees that nothing contained herein shall prevent the Administrative Agent or the Lenders from suing the Borrowers with respect to their obligations under the Credit Agreement or from exercising any other rights available to the Administrative Agent or the Lenders under the Credit Agreement if neither the Borrowers nor the Guarantors timely performs the obligations of the Borrowers thereunder, and the exercise of any of the aforesaid rights shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each of the Guarantors that such Guarantor's obligations hereunder shall be absolute, irrevocable, independent and unconditional under any and all circumstances. Neither the Guarantors' obligations under this Guaranty Agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrowers, by reason of either Borrower's bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Borrowers' Obligations. Each of the Guarantors acknowledges that the term "Borrowers' Obligations" as used in this Guaranty Agreement includes any payments made by either Borrower to the Administrative Agent or any Lender and subsequently recovered by such Borrower or a trustee for such Borrower pursuant to such Borrower's bankruptcy or insolvency and that the guaranty of each of the Guarantors hereunder shall be reinstated to the extent of such recovery.

     5.   Reasonable Attorneys' Fees.  If at any time or times hereafter the
          --------------------------
Administrative Agent or the Lenders employ counsel to pursue collection, to intervene, to sue for enforcement of the terms hereof or of the Credit Agreement or any other of the Credit Documents, or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty Agreement, the Credit Agreement or any other of the Credit Documents, then in such event, all of the reasonable attorneys' fees relating thereto shall be an additional liability of the Guarantors to the Administrative Agent and the Lenders hereunder, payable on demand.

     6.   Set-off.  Each Guarantor agrees that in the event such Guarantor fails
          -------
to pay its obligations hereunder when due and payable under this Guaranty Agreement, the Administrative Agent shall have all rights of set-off to the extent available under, and to the extent exercised in accordance with, applicable law.

     7.   Term of Guarantee; Representations and Warranties.  This Guaranty
          -------------------------------------------------
Agreement shall continue in full force and effect until the Borrowers' Obligations are fully and indefeasibly paid, performed and discharged. This Guaranty Agreement covers the Borrowers' Obligations whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by the Administrative Agent or any Lender in stages or installments. Each Guarantor warrants and represents to the Administrative Agent (i) that such Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) that such Guarantor has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, (iii) that the execution and delivery by such Guarantor of this Guaranty Agreement

                             Schedule IV - Page 4
and the other Credit Documents to which it is a party and the performance by such Guarantor of its obligations hereunder and thereunder are within the corporate power of such Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws (or other organizational documents) of such Guarantor or of any material agreement, judgment, injunction, order, decree, or other material instrument binding upon such Guarantor or result in the creation or imposition (other than pursuant to the Credit Documents) of any Lien on any asset of such Guarantor and (iv) that this Guaranty Agreement and the other Credit Documents to which such Guarantor is a party constitute valid, binding and enforceable agreements of such Guarantor and, when executed and delivered, will constitute valid and binding obligations of such Guarantor.

     8.   Further Representations and Warranties.  Each Guarantor agrees that
          --------------------------------------
the Administrative Agent and the Lenders will have no obligation to investigate the financial condition or affairs of the Borrowers for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrowers which might come to the knowledge of the Administrative Agent or any Lender at any time, whether or not the Administrative Agent or any Lender knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor or might (or does) materially increase the risk of such Guarantor as guarantor or might (or would) affect the willingness of such Guarantor to continue as guarantor with respect to the Borrowers' Obligations.

     9.   Additional Liability of Guarantors.  If any Guarantor is or becomes
          ----------------------------------
liable for any indebtedness owing by the Borrowers to the Administrative Agent or any Lender by endorsement or otherwise other than under this Guaranty Agreement, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty Agreement had not existed and such Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

     10.  Cumulative Rights.  All rights of the Administrative Agent and the
          -----------------
Lenders hereunder or otherwise arising under any documents executed in connection with or as security for the Borrowers' Obligations are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Administrative Agent or any Lender and without affecting or impairing the liability of any of the Guarantors.

     11.  Usury.  Notwithstanding any other provisions herein contained, no
          -----
provision of this Guaranty Agreement shall require or permit the collection from any Guarantor of interest in excess of the maximum rate or amount that such Guarantor may be required or permitted to pay pursuant to any applicable law.
In the event any such interest is collected, it shall be applied in

                             Schedule IV - Page 5
reduction of such Guarantor's obligations hereunder, and the remainder of such excess collected shall be returned to such Guarantor once such obligations have been fully satisfied.

     12.  The Administrative Agent.  In acting under or by virtue of this
          ------------------------
Guaranty Agreement, the Administrative Agent shall be entitled to all the rights, authority, privileges and immunities provided in Article XI of the Credit Agreement, all of which provisions are incorporated by reference herein with the same force and effect as if set forth herein. Each of the Guarantors hereby releases the Administrative Agent from any liability for any act or omission relating to this Guaranty Agreement, except such as may result from the Administrative Agent's gross negligence or willful misconduct.

     13.  Restricted Subsidiaries.  In the event that a Guarantor shall cease to
          -----------------------
be a Restricted Subsidiary in accordance with the terms of the Credit Agreement, then such Guarantor shall, automatically and without further act on the part of the Administrative Agent or the Lenders, be released from its obligations under this Guaranty Agreement.

     14.  Successors and Assigns.  This Guaranty Agreement shall be binding on
          ----------------------
and enforceable against each Guarantor and its successors and assigns; provided
                                                                       --------
that none of the Guarantors may assign or transfer any of its obligations hereunder without prior written consent of the Required Lenders; provided
                                                                 --------
further, that, except as otherwise permitted by Section 13 hereof and Section
-------
8.18 of the Credit Agreement, none of the Guarantors may be released from their obligations under this Guaranty Agreement to the extent any such release would constitute a substantial portion of the benefits provided by the Guarantors taken as a whole without the consent of each Lender affected thereby. This Guaranty Agreement is intended for and shall inure to the benefit of the Administrative Agent and each Lender and each and every person who shall from time to time be or become the owner or holder of any of the Borrowers' Obligations, and each and every reference herein to "Administrative Agent" or "Lender" shall include and refer to each and every successor or assignee of the Administrative Agent or any Lender at any time holding or owning any part of or interest in any part of the Borrowers' Obligations. This Guaranty Agreement shall be transferable and negotiable with the same force and effect, and to the same extent, that the Borrowers' Obligations are transferable and negotiable, it being understood and stipulated that upon assignment or transfer by the Administrative Agent or any Lender of any of the Borrowers' Obligations the legal holder or owner of the Borrowers' Obligations (or a part thereof or interest therein thus transferred or assigned by the Administrative Agent or any Lender) shall (except as otherwise stipulated by the Administrative Agent or any such Lender in its assignment) have and may exercise all of the rights granted to the Administrative Agent or such Lender under this Guaranty Agreement to the extent of that part of or interest in the Borrowers' Obligations thus assigned or transferred to said person. Each Guarantor expressly waives notice of transfer or assignment of the Borrowers' Obligations, or any part thereof, or of the rights of the Administrative Agent or any Lender hereunder. Failure to give notice will not affect the liabilities of the Guarantors hereunder.

     15.  Application of Payments.  Each of the Administrative Agent and the
          -----------------------
Lenders may apply any payments received by it from any source against that portion of the Borrowers'

                             Schedule IV - Page 6

Obligations (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

     16.  Modifications.  Subject to the terms of Section 12.07 of the Credit
          -------------
Agreement, this Guaranty Agreement and the provisions hereof may be changed, discharged or terminated only by an instrument in writing signed by each of the Guarantors affected thereby and the Administrative Agent.

     17.  Notices.  Notices and other communications provided for herein shall
          -------
be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

     (a) if to any Guarantor, to it c/o JP Foodservice Distributors, Inc., 9830 Patuxent Woods Drive, Columbia, Maryland 21046, Attention of Vice President-Finance and Controller (Facsimile No. 410-309-6296);

     (b) if to the Administrative Agent, to it at 6610 Rockledge Drive, 6th Floor, MD2-600-06-05, Bethesda, Maryland 20817-1876, Attention of Michael R. Heredia (Facsimile No. 301-571-0719).

All notices and other communications given to any party hereto in accordance with the provisions of this Guaranty Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sender, or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 17 or at such other address or telex, telecopy or other number as shall be designated by such party in a notice to each other party complying with the terms of this Section 17.

     18.  Net Payments.  All payments made by the Guarantors hereunder will be
          ------------
made without set-off or counterclaim. All payments by the Guarantors hereunder shall be made free and clear of and without deduction or withholding for any Taxes (as hereinafter defined), except to the extent that such deduction or withholding is required by law. For purposes of this Section 18, "Taxes" shall mean any present or future license, registration or other fees, taxes or other amounts for or on account of levies, imposts, duties, deductions, withholdings or other charges of whatsoever nature, imposed, levied, collected, withheld or assessed by any governmental or taxing authority, excluding income and franchise taxes imposed on a Lender (i) by a jurisdiction under which such Lender is organized or operating in connection with this Guaranty Agreement or any political subdivision thereof or (ii) as a result of a present or former connection between the jurisdiction of the governmental or taxing authority imposing such taxes and the Lender. If the Guarantors shall be required to withhold or deduct Taxes (other than U.S. Taxes as defined in Section 4.05 of the Credit Agreement) from any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that the amount received is equal to the sum which

                             Schedule IV - Page 7
would have been received had no withholdings or deductions been made, (ii) the Guarantors shall make such necessary withholdings or deductions and (iii) the Guarantors shall pay the full amount withheld or deducted to the relevant authority according to applicable law so that the Lenders shall not be required to make any deduction or payment of Taxes. Notwithstanding anything contained in this Section, the Guarantors shall not be required to make payment hereunder to the extent such amounts relate to any period prior to the date that is 90 days prior to the date that the Guarantors first receive notice from such Lender requesting payment of any such additional amounts.

     19.  Severability.  In the event that any provision hereof shall be deemed
          ------------
to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Guaranty Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

     20.  Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury
          ----------------------------------------------------------------
Trial.
------

     (a) THIS GUARANTY AGREEMENT AND ALL AMENDMENTS, SUPPLEMENTS, MODIFICATIONS, WAIVERS AND CONSENTS RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW RULES OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

     (b) EACH OF THE GUARANTORS HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS GUARANTY AGREEMENT MAY BE LITIGATED IN SUCH COURTS, AND EACH OF THE GUARANTORS WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO
                                                       --------------------
THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AS PROVIDED IN SECTION 17 HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN MAILED TO SUCH GUARANTOR IN ACCORDANCE HEREWITH. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR THE LENDERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY JURISDICTION

                             Schedule IV - Page 8

AGAINST ANY OF THE GUARANTORS OR TO ENFORCE A JUDGMENT OBTAINED IN THE COURTS OF ANY OTHER JURISDICTION. EACH OF THE GUARANTORS ACKNOWLEDGES THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE FOR A BENCH TRIAL AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     21.  Headings.  The headings in this instrument are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning of any provisions hereof.

     22.  Counterparts.  This Guaranty Agreement may be executed in any number
          ------------
of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart.

     23.  Rights of the Required Lenders.  All rights of the Administrative
          ------------------------------
Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

                  [Remainder of Page Intentionally Left Blank]


                             Schedule IV - Page 9

     IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty Agreement to be duly executed as of the date first above written.


                               JP FOODSERVICE, INC.,
                               a Delaware corporation

                               By
                                 -------------------------------
                                  Lewis Hay, III
                                  Executive Vice President and Chief Financial
                                  Officer

                               BEIJING CHEF, INC.,
                               a Delaware corporation
                               E & H DISTRIBUTING CO.,
                               (d/b/a Valley Food Distributors of Nevada), a Nevada corporation
                               HARRISON'S PRIME MEATS & PROVISIONS, INC., a
                               Nevada corporation
                               JPF REAL ESTATE HOLDINGS, INC.,
                               a Delaware corporation
                               ILLINOIS FRUIT & PRODUCE CORP.,
                               an Illinois corporation
                               SKY BROS., INC.,
                               a Pennsylvania corporation
                               MAZO-LERCH COMPANY,
                               a Delaware corporation
                               TRANS-PORTE, INC.,
                               a Delaware corporation
                               EL PASADO, INC.,
                               a Delaware corporation
                               RITUALS COFFEE COMPANY,
                               a Delaware corporation
                               ROSELI PRODUCTS CORPORATION,
                               a Delaware corporation
                               SQUERI FOOD SERVICE, INC.,
                               an Ohio corporation
                               NEVADA BAKING COMPANY,
                               a Nevada corporation
                               OUTWEST MEAT COMPANY,
                               a Nevada corporation
                               HILLTOP HEARTH BAKERIES, INC.,
                               a Delaware corporation
                               CROSS VALLEY FARMS, INC.,

                             Schedule IV - Page 10
                               a Delaware corporation


                               By:
                                  --------------------------------------
                                  Lewis Hay, III
                                  Vice President
                                  for each of the foregoing

                             Schedule IV - Page 11

                               BIGGERS BROTHERS, INC.,
                               a Delaware corporation
                               BRB HOLDINGS, INC.,
                               a Delaware corporation
                               F.H. BEVEVINO & COMPANY, INC.,
                               a Pennsylvania corporation
                               FOOD DISTRIBUTION CONCEPTS, INC.,
                               a Delaware corporation
                               JOHN SEXTON & CO.,
                               a Delaware corporation
                               JP FOOD DISTRIBUTORS, INC.,
                               a Delaware corporation
                               KING'S FOODSERVICE, INC.,
                               a Kentucky corporation
                               ROANOKE RESTAURANT SERVICE, INC.,
                               a Virginia corporation
                               RYKOFF-SEXTON SERVICES, INC.,
                               a Nevada corporation
                               TARGETED SPECIALTY SERVICES, INC.,
                               a Delaware corporation
                               US FOODSERVICE OF ATLANTA, INC.,
                               a Delaware corporation
                               US FOODSERVICE OF FLORIDA, INC.,
                               a Delaware corporation
                               US FOODSERVICE OF ILLINOIS, INC.,
                               a Delaware corporation
                               US SYSTEMS DISTRIBUTION, INC.,
                               a Texas corporation
                               WHITE SWAN, INC.,
                               a Delaware corporation
                               WS HOLDINGS CORPORATION,
                               a Delaware corporation

                               By
                                  -----------------------
                                  Richard J. Martin
                                  Vice President
                                  for each of the foregoing

                               US FOODSERVICE, INC.,
                               a Delaware corporation

                               By
                                  -----------------------
                                  Richard J. Martin
                                  Senior Vice President


                             Schedule IV - Page 12

ACCEPTED:

NATIONSBANK, N.A.,
as Administrative Agent
as aforesaid for the Lenders

By
  ----------------------------
Title
      ------------------------


                             Schedule IV - Page 13

                                  SCHEDULE V

                          Form of Notice of Borrowing
                          ---------------------------

NationsBank, N.A.
NationsBank Plaza, 6th Floor
NC1-002-06-19
Charlotte, North Carolina  28255
Attention of Kathy Mumpower

Dear Sirs:

     The undersigned Borrower refers to the Five Year Credit Agreement dated as of December 23, 1997 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among Rykoff-Sexton, Inc. and JP
                   ----------------
Foodservice Distributors, Inc. (the "Borrowers"), the Lenders party thereto,
                                     ---------
NationsBank, N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby gives you notice pursuant to Section 2.01(b)(i) of the Credit Agreement that it requests a Revolving Loan advance, and in that connection sets forth below the terms on which such Revolving Loan advance is requested to be made:


(A)  Date of advance
     (which is a Business Day)
                                      ---------------------
(B)  Aggregate principal amount
     of advance
                                      ---------------------
(C)  Interest rate basis
                                      ---------------------
     (Base Rate Loan, Eurodollar
     Loan, or a combination thereof)
                                      ---------------------
(D)  Interest Period and the
     last day thereof (if Eurodollar
     Loan is requested)
                                      ---------------------

      The delivery of this Notice of Borrowing shall constitute a representation and warranty by the Borrowers of the correctness of the matters specified in Sections 5.02(b), (c) and (d) of the Credit Agreement.


                              Schedule V - Page 1

                               Very truly yours,

                               By:
                                  ---------------------------------
                               Title:
                                     ------------------------------

                              Schedule V - Page 2

                                 SCHEDULE VA-1

                        Form of Competitive Bid Request
                        -------------------------------

NationsBank, N.A.,
 as Agent for the Lenders
NationsBank Plaza, 6th Floor
NC1-002-06-19
Charlotte, North Carolina  28255
Attn:  Kathy Mumpower

Ladies and Gentlemen:

     The undersigned Borrower refers to the Five Year Credit Agreement dated as of December 23, 1997 (as amended, modified, extended or restated from time to time, the "Credit Agreement"), among Rykoff-Sexton, Inc. and JP Foodservice
           ----------------
Distributors, Inc. (the "Borrowers"), the Lenders party thereto, NationsBank,
                         ---------
N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.04(b) of the Credit Agreement that it requests solicitation of Competitive Bids under the Credit Agreement, and in connection herewith sets forth below the terms on which the related Competitive Loans borrowing is requested to be made:



     (A) Date of Competitive Loan borrowing
          (which is a Business Day)
                                                ---------------------
     (B)  Principal amount of
          Competitive Loan borrowing
                                                ---------------------
     (C)  Interest Period and the last day
          thereof
                                                ---------------------



          The delivery of this Competitive Bid Request shall constitute a representation and warranty by the Borrowers of the correctness of the matters specified in Sections 5.02(b), (c) and (d) of the Credit Agreement.

                                  Very truly yours,


                                  By:
                                     --------------------------
                                  Title:
                                        -----------------------




                              Schedule V - Page 3

                                 SCHEDULE VA-2

             Form of Notice of Receipt of Competitive Bid Request
             ----------------------------------------------------

[Name of Lender]
[Address]

Attention:

Dear Sirs:

     Reference is made to the Five Year Credit Agreement dated as of December 23, 1997 (as amended, modified, extended or restated from time to time, the

"Credit Agreement"), among Rykoff-Sexton, Inc. and JP Foodservice Distributors,
-----------------
Inc. (the "Borrowers"), the Lenders party thereto, NationsBank, N.A., as
           ---------
Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. A Borrower made a Competitive Bid Request on ____________, 19__, pursuant to Section 2.04(b) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by 10:00 A.M. (Charlotte, North Carolina time) on ___________, 19__ [Business Day next succeeding the date of receipt by the Administrative Agent of the related Competitive Bid Request]. Your Competitive Bid must comply with Section 2.04(c) of the Credit Agreement and the terms as set forth below on which the Competitive Bid Request was made:


     (A)  Date of Competitive Borrowing
                                                 ------------------------
     (B)  Principal amount of
          Competitive Borrowing
                                                 ------------------------
     (C)  Interest Period and the last
          day thereof
                                                 ------------------------


                                  Very truly yours,

                                  NATIONSBANK, N.A.,
                                  as Administrative Agent

                                  By
                                     ---------------------------
                                    Title:
                                          ----------------------

                              Schedule V - Page 4

                                 SCHEDULE VA-3

                            Form of Competitive Bid
                            -----------------------

NationsBank, N.A.,
 as Agent for the Lenders
NationsBank Plaza, 6th Floor
NC1-002-06-19
Charlotte, North Carolina  28255
Attn:  Kathy Mumpower

Ladies and Gentlemen:

     The undersigned, [Name of Lender], refers to the Five Year Credit Agreement dated as of December 23, 1997 (as amended, modified, extended or restated from time to time, the "Credit Agreement"), among Rykoff-Sexton, Inc. and JP
                   ----------------
Foodservice Distributors, Inc. (the "Borrowers"), the Lenders party thereto,
                                     ---------
NationsBank, N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.04(c) of the Credit Agreement, in response to the Competitive Bid Request made by a Borrower on ____________, 19__, and in that connection sets forth below the terms on which such Competitive Bid is made:


     (A)  Minimum (not less than $1,000,000        minimum:
          and integral multiples of $1,000,000             --------------------
          in excess thereof) and maximum           maximum:
          Principal Amounts                                --------------------


     (B)  Competitive Bid Rate(s)                  ----------------------------

     (C)  Interest Period(s) and last
          day(s) thereof
                                                   ----------------------------

     The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the Credit Agreement, to extend credit to the Borrowers upon acceptance by the applicable Borrower of this bid in accordance with
Section 2.04(e) of the Credit Agreement.

                                  Very truly yours,

                                  [NAME OF LENDER]

                                  By:
                                     -----------------------------------


                              Schedule V - Page 5

                                  Title:
                                        --------------------------------


                              Schedule V - Page 6

                                 SCHEDULE VA-4

                 Form of Competitive Bid Accept/Reject Letter
                 --------------------------------------------

NationsBank, N.A.,
 as Agent for the Lenders
NationsBank Plaza, 6th Floor
NC1-002-06-19
Charlotte, North Carolina  28255
Attn:  Agency Services

Ladies and Gentlemen:

     The undersigned Borrower refers to the Five Year Credit Agreement dated as of December 23, 1997 (as amended, modified, extended or restated from time to time, the "Credit Agreement"), among Rykoff-Sexton, Inc. and JP Foodservice
           ----------------
Distributors, Inc. (the "Borrowers"), the Lenders party thereto, NationsBank,
                         ---------
N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent.

     In accordance with Section 2.04(e) of the Credit Agreement, in connection with our Competitive Bid Request dated ____________, 19__ and in accordance with
Section 2.04(e) of the Credit Agreement, we hereby accept the following bids for maturity on [date]:



Principal Amount      Competitive Bid Rate              Lender
----------------      --------------------              ------
$                              [%]
$                              [%]

We hereby reject the following bids:


Principal Amount      Competitive Bid Rate              Lender
----------------      --------------------              ------
$                              [%]
$                              [%]

                                  Very truly yours,


                                  By:
                                     --------------------------------
                                  Title:
                                        -----------------------------


                              Schedule V - Page 7

                                  SCHEDULE VI

                    Form of Notice of Extension/Conversion
                    --------------------------------------

NationsBank, N.A.
NationsBank Plaza, 6th Floor
NC1-002-06-19
Charlotte, North Carolina  28255
Attention of Kathy Mumpower

Dear Sirs:

The undersigned Borrower refers to the Five Year Credit Agreement dated as of December 23, 1997 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among Rykoff-Sexton, Inc. and JP
                   ----------------
Foodservice Distributors, Inc. (the "Borrowers"), the Lenders party thereto,
                                     ---------
NationsBank, N.A., as Administrative Agent, NationsBanc Montgomery Securities, Inc. and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned Borrower hereby gives you notice pursuant to Section 3.03 of the Credit Agreement that it requests an extension or conversion of an outstanding Revolving Loan and in that connection sets forth below the terms on which such extension or conversion is requested to be made:



(A)  Loan(s) to be extended or converted
                                                 -----------------------
(B)  Date of extension or conversion
     (which, in the case of a Eurodollar
     Loan, is the last day of the
     the applicable Interest Period)
                                                 ------------------------
(C)  Aggregate principal amount
     of extension or conversion
                                                 ------------------------
(D)  Interest rate basis
     (Base Rate Loan, Eurodollar
     Loan, or a combination thereof)
                                                 ------------------------
(E)  Interest Period and the
     last day thereof (if Eurodollar
     Loan is requested)
                                                 ------------------------


                             Schedule VI - Page 1

     The delivery of this Notice of Extension/Conversion shall constitute a representation and warranty by the Borrowers of the correctness of the matters specified in Sections 5.02(b), (c) and (d) of the Credit Agreement.

                      Very truly yours,

                      By:
                          ----------------------------------
                      Title:
                             -------------------------------




                             Schedule VI - Page 2